                                                                    Exhibit 10.6

                               SECURITY AGREEMENT
 [Accounts, Contract Rights, Instruments, and Goods pertaining thereto] between

              PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION, INC. (each hereafter sometimes referred to individually as "Debtor"
                         and collectively as "Debtors")

                                       and
    FIDELCOR BUSINESS CREDIT CORPORATION (hereafter referred to as "Trefoil")


                                     TREFOIL AGREES:

      1. That it will from time to time make advances to Debtor upon the security of accounts receivable, accounts, contract rights, general intangibles and other choses in action (all of which, whether secured or unsecured and whether or not evidenced by instruments or other writings, together with the proceeds thereof and the merchandise pertaining thereto, are designated collectively as "Collateral").*

      2. That it will advance to Phoenix Laboratories, Inc. up to 80%, and to Great Earth Distribution, Inc. up to 40% of the net amounts of acceptable Collateral, as Trefoil in its sole discretion may determine, and will pay the remainder (less the compensation specified in paragraph 6, plus any overpayments by account debtors, and less deductions by account debtors and any unpaid compensation, charges or expenses), after actual receipt of payment upon such Collateral and at such times as Trefoil may determine; however, no payment of such remainder need be made by Trefoil if Debtor shall have breached any provision hereof or shall be otherwise indebted to Trefoil, in either of which events Trefoil may retain and apply such remainder upon any indebtedness then as thereafter due from Debtor.

      3. That, subject to the provisions of paragraph 5, Debtor shall be privileged to collect the proceeds of Collateral for Trefoil at Debtor's expense, but such privilege may be terminated by Trefoil at any time in its discretion, and shall automatically terminate upon the happening of an event of default as hereinafter defined.

                     DEBTOR WARRANTS, COVENANTS AND AGREES:
      4. That all Collateral will arise from the bona fide sale and delivery of goods or the due performance of services by Debtor, and will be for a liquidated amount subject to no offset, deduction, counterclaim, discount, condition, or conflicting security interest. Debtor shall deliver to Trefoil such invoices, shipping or other receipts, and other papers and instruments as Trefoil may require.

      5. That Debtor will receive in trust and deliver to Trefoil, in original form and on the day of receipt, all checks, drafts, notes, acceptances, cash and other evidences of payment, applicable to any Collateral. Trefoil shall not be required to take any affirmative steps to collect Collateral or to preserve rights against prior parties to any instruments or chattel paper.

      6. That Debtor will pay Trefoil for its advances made hereunder a charge of ---3 1/2%--- per annum plus the prime rate announced by the Fidelity Bank, Philadelphia, Pennsylvania, whether or not said rate is the best rate available at said bank.

In the event of a change in the prime rate charged at the Fidelity Bank, Philadelphia, Pennsylvania, adjustments hereunder shall be made on the day of such change in the prime rate. The prime rate as of the date of this agreement is 8 1/2% per annum. All charges shall be computed upon the average daily cash balances outstanding and charged to Debtor's account or paid monthly.

      7. That with respect to all Collateral now existing or hereafter created, Debtor will execute and deliver all papers and instruments, and do all things necessary to effectuate Trefoil's prime security interest therein. Trefoil shall be vested with all Debtor's rights, security interests, insurance, and guarantees with respect to all Collateral, its proceeds, and the goods represented thereby, including the rights of stoppage in transit, seller's lien, and resale.

      8. That Debtor is solvent and will so remain and induces Trefoil to make advances hereunder upon Debtor's written representations concerning its financial condition, which it agrees to deliver to Trefoil upon reasonable request from time to time. Debtor will make due and timely payment or deposit of all Federal, State and local taxes, assessments or contributions required by law, including employee FICA and withholding taxes, and will execute and deliver to Trefoil, on demand, proof satisfactory to Trefoil of the payment or deposit thereof, and in the event that the Debtor shall be in default in payment or deposit above described, Trefoil shall have the right to make said payments or contributions and to charge Debtor's account under this agreement or any other agreement.

      9. That all Collateral, and any evidence of debt received thereon, will be paid in full at maturity. If any Collateral should not be so paid in whole or in part, Debtor will, upon demand, pay Trefoil the full amount remaining unpaid thereon or, at Trefoil's option, such amount may be charged against and deducted from any payment then or thereafter due from Trefoil to Debtor. Notwithstanding such payment or deduction, Trefoil may retain the Collateral as security for the obligations of Debtor to Trefoil.

      10. That if any account debtor shall reject or return any of the goods represented by Collateral, Debtor will forthwith deliver the same to Trefoil, or notify Trefoil and hold the same segregated in trust for and subject to the order of Trefoil, and Trefoil may take and sell the same, Debtor to remain liable for any difference between the original invoice price and the net proceeds of re-sale, after expenses. At Trefoil's option, Debtor will pay to Trefoil the original invoice price of such goods. In case any such goods should be resold, the Collateral thereby created shall be Trefoil's property and shall be deemed pledged hereunder.

      11. Until Trefoil shall have been paid in full for all loans, obligations, debts or indebtedness owing to it by the Debtor, Trefoil shall have a continuing Security Interest in all of Debtor's present and future Collateral, whether or not specifically assigned or pledged to Trefoil, the proceeds thereof and all books and records pertaining to the Collateral and equipment containing said records; none thereof will be sold or subjected to any security interest in favor of any person other than Trefoil, and Debtor's merchandise inventory shall not be or become subject to any purchase money or other lien or security interest except in favor of Trefoil.

      12. Any money now or hereafter due or owing from Trefoil to the Debtor hereunder shall at all times be security for each and every debt, liability, obligation or indebtedness of the Debtor to Trefoil due or owing under this or any other agreement, arrangement or transaction of any kind, nature or description, including, but not limited to, any bond, mortgage, chattel mortgage, pledge, factor's lien, trust receipt, guarantee, sale, purchase note, bill draft, loan, discount or credit. Trefoil shall have the right to apply any sums otherwise due or owing to the Debtor hereunder, in whole or in part, to the payment of any such debt, liability, obligation or indebtedness, at such times and in such order of application as Trefoil, in its sole discretion, may determine. Any money which may at any time be due or owing from Trefoil to the Debtor by reason of any such other agreement, arrangement or transaction between them, as aforesaid, shall be security for any and all sums at any time due or owing from the Debtor to Trefoil hereunder and may be applied by Trefoil to the payment of any such sums, at such times and in such order of application as Trefoil in its sole discretion may determine.

    * Whenever the term "Collateral" appears in paragraphs 1 through 36 of this Agreement, the term "Accounts Collateral" shall be substituted therefor.

      13. That Trefoil's auditors shall have the right at any time during business hours to inspect Debtor's premises and to audit, check and make extracts from Debtor's books, accounts, records, order, correspondence and all other papers.

      14. That Trefoil is authorized and empowered to compromise or extend the time for payment of any Collateral, for such amounts and upon such terms as Trefoil may determine, and to accept the return of goods represented by any Collateral, all without notice to or consent by Debtor and without discharging or affecting Debtor's obligations hereunder.

      15. That Debtor hereby constitutes Trefoil and each of Trefoil's officers and agents as Debtor's attorney-in-fact, with power to receive, open and dispose of all mail addressed to Debtor; to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor; to endorse the name of Debtor upon any instruments or other media of payment or evidences of security interest that may come into Trefoil's possession; to sign Debtor's name on any invoice or bill of lading relating to Collateral, on drafts against account debtors, assignments and verifications of Collateral, and notices to account debtors; to send verification requests to any account debtor; to execute and file financing statements and other instruments or documents; and to do all other acts and things necessary to carry out this Agreement and to perfect and protect Trefoil's security interest. All acts of said attorneys are hereby satisfied and approved, and they shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable while any Collateral shall remain uncollected and Debtor shall remain indebted to Trefoil.

      16. If any representation or warranty made by the Debtor, either in connection with this agreement or any assignment hereunder shall be false, or if the debtor shall default in the performance of any term, covenant or condition hereof; or if the Debtor shall suspend its business, or call any meeting of its creditors, or make a general assignment for the benefit of its creditors; or if any petition shall be filed by or against the Debtor under any provision of the Bankruptcy Code, or if any receiver or trustee shall be appointed for the Debtor or for its assets; or if any judgment shall be entered against the debtor which shall not be paid or bonded on appeal within 5 days thereafter, then and in any such event Trefoil shall have the right to retain counsel to represent it and protect its rights and interest hereunder, and the Debtor shall and hereby covenants that it will pay to Trefoil the fees of such counsel, the amount of which fees is hereby expressly fixed at a sum which shall be equal to 15% of Trefoil's cash advances to the Debtor, which may be outstanding at the time of the first of the aforesaid events which may occur. The Debtor shall also pay any and all disbursements incurred by Trefoil in connection with any of such events, including, but not limited to, all court costs and expenses, stenographers minutes, fees of public officers, printing expenses and premiums on bonds or undertakings. The entire amount of such counsel fees and disbursements shall be a lien upon and charge against and shall be deducted from any money which otherwise become due to the Debtor hereunder. The foregoing counsel fees and disbursements shall be exclusive of and in addition to the fees and expenses of any attorney, Trefoil's collection department or collection agencies that are employed in collection of any assigned Accounts not paid when due, which the Debtor shall pay at the rate of 15% of the amount collected. All rights and remedies of Trefoil hereunder are cumulative.

      17. That Debtor waives presentment, demand, protest and notice thereof as to any instrument, as well as all other notices to which it might otherwise be entitled. The foregoing waiver applies to notices which may be waived by operation of law. Where Trefoil is required to give reasonable notice the parties agree that the same shall be deemed to mean written notice by certified mail, return receipt requested, addressed to the Debtor at the address below set forth which notice shall be deemed effective upon posting two days prior to the time of any act requiring such notice. No check, note, draft or other instrument for the payment of money which may be received shall be considered to be payment thereon for any purpose hereunder, unless and until the same has actually been collected by Trefoil's bank and credited as collected to Trefoil's account. In order to avoid the necessity for separate computation of the time of clearance of each collection item, clearance time of five business days shall be allowed upon every check and such note or draft or other instrument for the payment of money before the same shall be deemed so collected.

      18. That Trefoil's express or implied waiver of a particular breach by Debtor of any covenant or warranty herein contained, or Trefoil's failure at any particular time to exercise a right or remedy available to it, shall not be or constitute or be deemed to be a waiver of any subsequent breach or of such or any other right or remedy.

      19. Debtor represents and covenants that its chief place of business, and the office where its records concerning accounts and contract rights are kept, is that below set forth and that Debtor has no other place of business except if such other place of business exists, then as set forth below such chief place of business and that Trefoil may rely upon the foregoing until it has received written notice to the contrary. Debtor authorizes Trefoil to file a financing statement or any other document or instrument that may be required by law in any jurisdiction, and said financing statement shall not require the signature of the Debtor.

      20. Debtor will provide Trefoil with: monthly ageings of its accounts receivable not later than the 10th day of each month; financial statements certified by an officer of the debtor not less frequently than quarter-annually; financial statements certified by an independent certified public accountant not less frequently than annually.

      21. Any documents, schedules, invoices or other paper delivered to Trefoil by Debtor, may be destroyed or otherwise disposed of by Trefoil six (6) months after they are delivered to or received by Trefoil, unless Debtor requests, in writing, the return of said documents, schedules, invoices or other paper and makes arrangements, at Debtor's expense, for their delivery or destruction.

      23. That Debtor's obligations to Trefoil hereunder shall be payable on demand, and Trefoil's prior recourse to Collateral shall not constitute a condition of such demand. All rights and remedies of Trefoil shall be cumulative and may be exercised concurrently or seriatim.

                               BOTH PARTIES AGREE:
      24. That Trefoil will render Debtor monthly or other periodic statements, each of which shall be binding upon Debtor unless written objection is given by Debtor to Trefoil within 15 days after rendition.

      25. That no party hereto shall be bound by anything not expressed herein or in other writings between them, nor shall this Agreement be modified orally.

      26. That this Agreement shall remain in effect for a period of two (2) years from the date hereof, and shall be deemed automatically renewed for successive periods of one year. Either party may terminate as of the end of the contract term or any renewal year upon at least 60 days' written notice of termination by certified mail, return receipt requested. Termination shall not affect transactions having their inception prior to the effective date of termination. Upon date of termination unpaid principal and interest shall be paid to Trefoil.

      27. That inasmuch as the transactions hereunder will take place at Trefoil's office in New York, this Agreement and all transactions, assignments and transfers hereunder, and all rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of New York.

      28. In addition to any other events of default herein specified, Trefoil may, at its option declare the following to be events of default:

            a. Prospect of Debtor's payment or performance is unsecure, unsafe or at risk;
            b. The collateral is unsecure, unsafe or at risk;
            c. An adverse change has occurred in the financial condition of the debtor;
            d. Any guarantor has cancelled, revoked or terminated his guaranty agreement; or

      29. In the event of any default under this Security Agreement, or any Amendment thereto, all actions or proceedings arising directly or indirectly from this Security Agreement, including any Amendment or Supplement thereto, shall be litigated only in Courts having situs within the State of New York and the Debtor hereby consents to the jurisdiction of any Local, State or federal Court located within the State of New York and waives personal service of any and all process upon Debtor and consents that all such service of process shall be made by certified mail, return receipt requested, directed to Debtor at the address listed above or at which Debtor advises Trefoil, in writing, and service so made shall be deemed complete three days after the same shall have been posted.

      30. Debtor may, on five days' notice, prior to the end of any calendar month, prepay and terminate this Security Agreement by paying to Trefoil in cash or certified check, the entire unpaid principal balance plus accrued charges, together with a sum equal to 50% of the average monthly charges for the immediately proceeding six months or from the date of the agreement whichever is less, multiplied by the number of months of the unexpired balance of the term of this agreement but in no event less than $150.00 per month for each month of the unexpired term occurs during the second year of the term of this Agreement the aforesaid percentage shall be 25%. In the event of a breach or default by the debtor hereunder, the parties agree that damages sustained by Trefoil shall be computed as provided in this paragraph. Prior to actual receipt of moneys due under this paragraph, Trefoil may at its option exercise all of its rights under the Security Agreement.

      31. In no event shall interest charges provided for in any agreement between the parties hereto exceed the legal rate that may be charged corporations in the State of New York.

      32. That in the event of logistics between the parties over any matter connected with this Agreement or resulting from transactions hereunder, the right to a trial by jury is hereby waived, and that Debtor, in any action or proceeding which Trefoil may institute, will not impose any counterclaim of any nature.

      33. That this Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns.

      34. That this Agreement shall not become effective until accepted by Trefoil at its office in New York.

      35. As used herein the term "Trefoil" shall mean Fidelcor Business Credit Corporation, its parent and all of its subsidiaries, affiliates and participants.

      36. See Rider attached hereto and made a part hereof for additional provisions.





Dated:  February 17, 1988               PHOENIX LABORATORIES, INC., Debtor
                                        175 Lauman Lane
                                        Hicksville, New York  11801
                                                    and

ATTEST:                                 140 Lauman Lane
                                        Hicksville, New York  11801

By: /s/ MELVIN RICH                     By: /s/ SIDNEY RICH
-------------------------------            -------------------------------------
Melvin Rich, Secretary                     Sidney Rich, President



ATTEST:                                 GREAT EARTH DISTRIBUTION, INC., Debtor
                                        14211 Gannet Street
                                        La Mirada, California  90638


By: /s/ SIDNEY RICH                     By: /s/ MELVIN RICH
-------------------------------            -------------------------------------
Sidney Rich, Secretary                     Melvin Rich, President


ACCEPTED:

FIDELCOR BUSINESS CREDIT CORPORATION, Secured Party
810 Seventh Avenue
New York, New York  10019


By: /s/ [illegible]
    ---------------------------------------------
Title:  VP
      ---------------------------------------------

                          RIDER TO SECURITY AGREEMENT

                    (Accounts, Contract Rights, Instruments
                         and Goods Pertaining Thereto)

                                     between

            Debtors: PHOENIX LABORATORIES, INC. ("Phoenix")
                     GREAT EARTH DISTRIBUTION, INC. ("GED")
              (each hereafter referred to individually as "Debtor"
                         and collectively as "Debtors")
                                      and

Secured Party: FIDELCOR BUSINESS CREDIT CORPORATION
               (hereafter referred to as "Trefoil")

         In addition to and not in limitation of any and all rights granted to Trefoil and obligations incurred by Debtor in the printed portion of this Agreement, Debtor further warrants, covenants and agrees as follows:

         A. Each of the Debtors shall be jointly and severally liable for the Obligations (as hereafter defined) of all of the Debtors.

         B. The term "Financing Agreements" shall mean and include, without limitation, this Agreement, the Security Agreement (Inventory), the Security Agreement (Equipment), and any other agreements, documents and guaranties granting collateral security or creating or evidencing indebtedness, each executed by Debtor or related parties in favor of Trefoil and all other present and future related agreements or instruments, as now existing or as hereafter renewed, extended, amended, modified or supplemented.

         C. The term "Obligations" or obligations shall mean and include, without limitation, any and all of Debtor's indebtedness and/or liabilities to Trefoil of every kind, nature and description, direct or indirect, secured or unsecured, joint and/or several, absolute or contingent, due or to become due, now existing or hereafter arising, related or unrelated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to all amounts owing by Debtor to Trefoil under this Agreement, the other Financing Agreements, or any other security agreement, guaranty or note and all obligations to perform acts or refrain from taking any action.

         D. The term "Collateral" or "collateral" shall mean and include, without limitation, that which is set forth in Paragraph I of the printed portion of this Agreement and any and all other items of real or personal property in which

Debtor has granted or may in the future grant a security interest to Trefoil under the Financing Agreements, or any supplement or supplements thereto, and/or under any other security agreement, or other agreement, all of Debtor's right, title and interest in and to the goods of other property represented by or securing any of the foregoing, all of Debtor's rights as an unpaid vendor or lienor, including stoppage in transit, replevin or reclamation, all additional amounts due to Debtor from any account debtor irrespective of whether such additional amounts have been specifically assigned to Trefoil, all other agreements on property securing or relating to any of the items referred to above or acquired for the purposes of securing or enforcing any of such items, all present and future chattel paper, motor vehicles, licenses patents, trademarks, copyrights, license agreements, tax and duty claims and refunds, computer software, goodwill, customer lists, all documents, monies, deposits, securities, instruments, credits, and other property now or hereafter held by Trefoil or any entity which at any time participates in Trefoil's financing transactions with Debtor, and all products, proceeds and accessions of all of the foregoing in whatever form. Debtor hereby grants Trefoil a continuing first priority security interest in and general lien upon all of the Collateral to secure payment and performance of all of the Obligations, except for prior security interests set forth on Schedule A attached hereto.

         E. In addition to any other security interest granted in the Financing Agreements and not in limitation of any of the foregoing, and to secure the payment and performance of all of the Obligations, Debtor hereby pledges and assigns to Trefoil and grants to Trefoil a continuing general security interest in all of the Debtor's ledger sheets, files, records and documents relating to the Collateral, which shall, until delivered to or removed by Trefoil, be kept by Debtor in trust for Trefoil and without cost to Trefoil in appropriate containers in safe places, bearing suitable legends disclosing Trefoil's security interest. Each confirmatory assignment schedule or other form of Assignment hereafter executed by Debtor, shall be deemed to include the foregoing, whether or not same appears therein.

         F. The Debtor will pay all costs and expenses and all taxes, recording and filing fees (including Uniform Commercial Code Financing Statements) in connection with the preparation, execution, delivery, administration (including wire transfer charges in amounts that Trefoil may from time to time establish if Debtor requests wire transfers) and enforcement of this Agreement and all other documents contemplated herein or related hereto, including any amendments, supplements or consents which may be hereafter made or entered into in respect hereof, including appraisal fees, and lien searches in connection herewith and fees and disbursements of in-house and outside counsel to Trefoil. Debtor will pay all out-of-pocket costs of field examinations to be conducted by Trefoil as provided in Paragraph 13 of the printed portion of the Agreement plus $450 per man per day. Trefoil is hereby authorized to charge any amounts payable hereunder (including principal, interest, fees, charges and expenses) directly to any account of the Debtor maintained with Trefoil.

         G. Trefoil agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), Trefoil shall make additional advances to Debtor, in such amounts from time to time determined by Trefoil in its sole discretion, of up to twenty-five (25%) percent of the value of Phoenix's acceptable and eligible raw material inventory and of up to twenty-five (25%) percent of the value of GED's acceptable and eligible finished goods inventory (collectively the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market, as determined by Trefoil. Except in Trefoil's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $500,000, or (b) an amount equal to (i) twenty-five (25%) percent of the value of Phoenix's acceptable and eligible raw material inventory, plus (ii) twenty-five (25%) percent of the value of GED's acceptable and eligible finished good's inventory, and (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $1,000,000 at any time outstanding.

         H. Except in Trefoil's sole discretion the aggregate principal amount of the advances made by Trefoil to Debtors under the Financing Agreements, including the Accounts Advances and the Inventory Advances, shall not exceed the principal amount of $3,000,000 at any time outstanding (the "Credit Line").

         I. In consideration of Trefoil entering into this Agreement and allocating funds to have available to advance to Debtors, Debtor shall pay to Trefoil, upon the execution of this Agreement, in immediately available funds, a facility fee of $15,000 (1/2 of 1% of the Credit Line).

         J. In consideration of Trefoil entering into this Agreement and incurring accounting, operating and management expenses, Debtors shall pay to Trefoil each calendar month a minimum charge equal to the amount of interest Debtors would pay Trefoil if they at all times had an aggregate average daily cash balance outstanding of $500,000 bearing interest at the rate provided for in Paragraph 6 of the printed portion of this Agreement. Trefoil shall reduce such minimum charge by the amounts actually paid by Debtors to Trefoil as interest pursuant to said Paragraph 6, so that for each calendar month Debtors shall pay Trefoil Interest as provided for in said Paragraph 6, plus the amount, if any, by which the minimum charge provided for in this paragraph exceeds the amount of interest payable pursuant to said Paragraph 6 for such month. If this Agreement shall be terminated, such minimum charge shall continue and be paid by the Debtor for any unexpired term of this Agreement, except if such termination is made pursuant to Paragraph 26 or 30 of the printed portion of this Agreement or by mutual agreement of Trefoil and the Debtor.

         K. All advances by Trefoil pursuant to this Agreement shall bear interest at the variable rate provided for in Paragraph 6 of the printed portion of this Agreement and shall be calculated on the basis of a 360-day year for actual days elapsed.

         L. Should Trefoil commence a proceeding to take possession of any of the Collateral under this Agreement or any of the Financing Agreements, Debtor waives the requirement, if any, that Trefoil post a bond or any other type of security.

         M. In addition to all of the covenants set forth in the Financing Agreements and without limiting any of the terms or provisions thereof, Debtor hereby covenants and agrees as follows:

            (1) Debtor will pay all Obligations when due and will perform all of the terms, conditions, covenants and agreements of Debtor to be per-formed under the Financing Agreements, and will make punctual payment of all monies and will perform all of the terms, conditions, covenants and agreements on its part to be paid, kept or performed under the terms of any lease or mortgage of the premises where any of the Collateral is now or hereafter located, wherein Debtor is lessee or mortgagor, and will promptly notify Trefoil in the event of any default by Debtor or receipt by Debtor of any notice or alleged default under any such lease or mortgage.

            (2) Debtor will pay and discharge at or before maturity, all taxes, assessments, rents, claims, debts and charges except where the same are being contested in good faith and Debtor is maintaining, in accordance with generally accepted accounting principles and practice, appropriate reserves for accrual thereof.

            (3) Debtor will promptly give notice in writing to Trefoil of the occurrence of any event which constitutes or which with notice or lapse of time, or both, would constitute a default under any of the Financing Agreements. As used in the Paragraph (3), the word "promptly" shall be determined in relation to the point in time at which Debtor, exercising sound management practices, has actual knowledge or should have discovered the occurrence of such event.

            (4) Debtor will provide Trefoil with such other information concerning the financial or business affairs of Debtor as Trefoil, in its sole discretion, requests from time to time.

            (5) Debtor will not without the prior written consent of Trefoil, declare or pay any dividend, return any capital to any of its stockholders, loan any sum to any of its stockholders, employees, officers or directors redeem, repurchase or otherwise acquire any of its outstanding capital stock.

            (6) Notwithstanding Paragraph 3 of the printed portion of this Agreement, Debtor shall direct that all proceeds of accounts receivable, letters of credit, banker's acceptances and other proceeds of Collateral shall be payable to a post office box or a lock box designated by and in control of Trefoil and in connection therewith shall execute such agreements as Trefoil in its sole discretion shall specify.

            (7) Debtor will duly execute and deliver, or will cause to be executed and delivered, such further instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments, or continuations thereof, landlord's or mortgagee's waivers of liens, and consents to the exercise by Trefoil of all of its rights and remedies under the Financing Agreements with respect to the Collateral and will do such further acts as may be necessary or proper in Trefoil's opinion to effectuate the provisions or purposes of the Financing Agreements.

            (8) Debtor will not, without the prior written consent of Trefoil, directly or indirectly sell, lease, abandon or otherwise dispose of all or any substantial portion of its property or assets or consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into it.

            (9) Debtor will at all times preserve and keep in full force and effect its corporate existence, licenses, permits, rights and franchises.

            (10) Debtor will comply with the requirements of all applicable laws, rules, regulations, orders of any governmental authority, and all agreements to which Debtor is a party, the non-compliance with which laws, rules, regulations, orders and agreements would materially adversely affect its business, properties or credit.

         N. Any default by Debtor under the Financing Agreements or under any other present or future agreements with Trefoil, or instruments hereunder or thereunder (as this Agreement or any other such Agreements or instruments now exist or may hereafter be supplemented or amended) or any default under any material obligation for the payment of money to any person, firm or corporation shall constitute and be deemed a default by the Debtor and shall be a default under all such other agreements and instruments.

         0. Debtor hereby further represents and warrants to Trefoil the following:

            (1) Debtor has the corporate power to borrow and to execute, deliver and carry out the terms and provisions of the Financing Agreements, and all other instruments and documents delivered by it pursuant hereto and thereto, and Debtor has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of the Financing Agreements, and such other agreements, the borrowings hereunder and the execution, delivery and performance of the instruments and documents delivered and to be delivered by it pursuant hereto and thereto, and the Financing Agreements constitute and will constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms.

            (2) Debtor is not in default in any material respect under any indenture, mortgage, deed of trust, lease agreement, or other instrument to which it is a party or by which it or its properties may be bound. Neither the execution nor delivery of the Financing Agreements, nor any of the instruments or documents to be delivered pursuant hereto or thereto, nor the consummation of the transactions herein or therein contemplated nor compliance with the provisions hereof or thereof, will violate any law or regulation, or any order or decree of any court or governmental instrumentality in any respect, or will conflict with, or result in the breach of, or constitute a default in any material respect under, any mortgage, deed of trust, agreement or other instrument to which Debtor is party or by which it or its properties may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Debtor (except as contemplated hereunder or under any of the other Financing Agreements) or violate any provision of Certificate of Incorporation or By-Laws of Debtor.

            (3) No action of, or filing with, any governmental or public body or authority (other than the filing or recording of Uniform Commercial Code financing statements) is required in connection with the execution, delivery and performance of the Financing Agreements or any of the instruments or documents to be delivered pursuant hereto or thereto.

            (4) Debtor has obtained all necessary licenses and approvals and is in compliance in all material respects with all applicable state and Federal laws and regulations relating to the conduct of its business as presently conducted or contemplated.

            (5) There are no strikes or other labor disputes against Debtor, pending, or to Debtor's knowledge, threatened.

            (6) None of the information contained in the representations and warranties made by Debtor set forth in the Financing Agreements, or in any other instruments, documents, lists, certificate, statement, schedule or exhibit heretofore delivered or to be delivered to Trefoil on the date hereof, as contemplated in the Financing Agreements, contains or will contain any untrue statement of a material fact or omit or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading.

         P. Trefoil shall have the right, in its discretion, to withhold and reserve from the amount of its advances under this Agreement such amount as Trefoil shall establish as a reasonable reserve upon the occurrence of any breach of any warranty, covenant, or agreement under the Financing Agreements or for any default under the Financing Agreements.

Dated:  February 17, 1988

ATTEST:                               PHOENIX LABORATORIES, INC.

/s/ Melvin Rich                       By: /s/ Sidney Rich,
---------------------------              ---------------------------------------
Melvin Rich, Secretary                   Sidney Rich, President


ATTEST:                               GREAT EARTH DISTRIBUTION, INC.

/s/ Sidney Rich                       By: /s/ Melvin Rich,
---------------------------              ---------------------------------------
Sidney Rich, Secretary                   Melvin Rich, President

ACCEPTED:

FIDELCOR BUSINESS CREDIT CORP.

By: [illegible]
   ------------------------
Title: VP
      ---------------------

                                                           SCHEDULE A                                           Page 1 of 2


                                                  Unterminated Security Interests

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Amendments
                                                                                                              (Releases,
             Debtor               Secured Party      Jurisdiction   UCC # Filing Date       Collateral        Assignments, etc.)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.   Hoffman-La Roche, Inc.  N.Y. S/S      390298  12/24/88   All Equipment (now
P.O. Box 388                 340 Kingsland Street                                     owned, hereafter
809 Ibsen Street             Nutley, N.J.  07110                                      acquired)
Woodmere, New York  11598
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.   Long Island Trust Co.   N.Y. S/S      348550  11/10/86   2 Machines
175 Lauman Lane              Industrial Finance Dept.
Hicksville, New York  11801  11 Broadway                                              Debtor has no power
                             Hicksville, NY  11801                                    to sell or dispose of
                                                                                      collateral
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.   Hoffman-La Roche, Inc.  Nassau      87-001408  1/16/87   All equipment (now
P.O. Box 388                 340 Kingsland Street      County                         owned & hereafter
809 Ibsen Street             Nutley, N.J.  07110       Clerk                          acquired.)
Woodmere, New York  11598
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.   Hoffman-La Roche, Inc.  Nassau      87-027548 11/25/87   All equipment (now
P.O. Box 388                 340 Kingsland Street      County                         owned & hereafter
809 Ibsen Street             Nutley, N.J.  07110       Clerk                          acquired.)
Woodmere, New York  11598
----------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.   Equilease Corporation   Nassau      86-030440 12/19/86   Field for Info. Only.   Assigned to:
175 Lauman Lane              750 Third Avenue          County                         Property (not describ-  Textron Capitol Corp.
Hicksville, New York  11801  New York, NY  10017       Clerk                          ed) subject to Lease    1410 Hospital Trust
                                                                                                              Tower Providence,
                                                                                                              Rhode Island
----------------------------------------------------------------------------------------------------------------------------------

                                       SCHEDULE A
                                                                                                                      Page 2 of 2
                                        (Cont'd)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Amendments
                                                                                                                 (Releases,
         Debtor                   Secured Party       Jurisdiction    UCC #  Filing Date         Collateral      Assignments, etc.)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.   WASCO Funding Corp.        Nassau     86-021181  8/25/86    Machines (3) leased to   Assigned to:
175 Lauman Lane              150 E. 58th Street         County                           debtor who has no right   Tilden Financial
Hicksville, New York 11801   New York, New York 10155   Clerk                            to sell or dispose.       Corp.
                                                                                                                   2 Lambert Street
                                                                                                                   Roslyn Heights,
                                                                                                                    NY  11577
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.   L.I. Trust Co., N.A.       Nassau     86-027280 11/18/86    2 Machines
175 Lauman Lane              Industrial Finance Dept.   County
Hicksville, New York  11801  11 Broadway                Clerk
                             Hicksville, N.Y.  11801
------------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,    The Lease Factor, Inc.     S/S        87-128909  5/28/87    Equipment Lease
  Inc.                       The Beaumont Building      Calif.
14211 Ganett Street          P.O. Box 71
La Mirada, CA  90638         South Station
                             Framingham, Mass.  01701
------------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,    Pitney Bowes Credit        S/S        86-146811  6/11/86    Lease - re: Postal
  Corporation                  Corporation              Calif.                           Equipment
14211 Ganett Street          21515 Hawthorne Blvd.
La Mirada, CA  90638         Suite 690
                             Torrance, CA  90503
------------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,    Pitney Bowes Credit        S/S        86-146812  6/11/86    Lease - re: Postal
  Inc.                         Corporation              Calif.                           Equipment
14211 Ganett Street          21515 Hawthorne Blvd.
La Mirada, CA  90638         Suite 690
                             Torrance, CA  90503
------------------------------------------------------------------------------------------------------------------------------------

                                                              [INVENTORY]

Fidelcor Business Credit Corporation                           February 17, 1988
810 Seventh Avenue
New York, NY  10019

Gentlemen:

      This Letter, when accepted by you, will become a security agreement supplementing and forming part of the Security Agreement [Accounts, Contract Rights, etc.] between us dated February 12, 1988:

      1.* We hereby grant a continuing Security Interest in your favor upon all of our present and hereafter-acquired Inventory, and the products and proceeds thereof. The term "Inventory" includes all our present raw materials, components, work in process, finished merchandise, and packing and shipping materials, wherever located; and all such chattels hereafter acquired by us by way of substitution, replacement, return, repossession or otherwise: and all additions and accessions thereto, and the resulting product or mass: and any documents of title representing any thereof. Your Security Interest shall attach to all of the foregoing without further act on your or our part. Upon your request, we will from time to time at our expense pledge and deliver such Inventory to you or to a third party as your bailee; or hold the same in trust for your account; or store the same in warehouse in your name: or deliver to you documents of title representing the same; or evidence your Security Interest in some other acceptable manner. The advances made and to be made hereunder are primarily to enable us to purchase raw materials and defray the cost of labor and similar manufacturing expenses which add to the value and marketability of the finished product manufactured, processed, or otherwise dealt in by us; and since such advances will be used for the foregoing purposes, your Security Interest shall be deemed to be a Purchase Money Security Interest.

      2. Your said Security Interest shall secure (a) any advances which you may make hereunder, and (b) any other indebtedness which we may from time to time owe to you, fixed or contingent, whether arising under the aforesaid Security Agreement or after the termination thereof, or otherwise arising or acquired by you, and (c) all interest, charges, commissions, expenses (including attorneys' fees and legal expenses) and other items chargeable against us by reason of any of the foregoing. The term "advances" means moneys paid to us or to others for our account, or obligations to third parties incurred by you at our request.

      3. We agree that the making of Inventory advances is always wholly discretionary on your part, and that you shall be the sole judge of the amount of such advances and of the total of such advances to be outstanding at any particular time. All such advances shall be repayable on demand, and shall bear interest at the same rate as specified in the aforesaid Security Agreement.

      4. We warrant, covenant, and agree that:

         (a) All Inventory is and shall remain free from all purchase-money or other liens or encumbrances except such as are held by you.

         (b) You shall have the right at all times to immediate possession of all Inventory and its products and proceeds, and to inspect the Inventory and our records pertaining thereto.

         (c) We shall insure and keep insured all Inventory for full value, with such coverage and in such companies as you may approve, at our expense, and the policies shall be duly endorsed in your favor and delivered to you. If we default in this regard, you shall have the right to insure and charge the cost to us. You assume no risk or responsibility in connection with the payment or non-payment of losses, your only responsibility being to credit us with any insurance payments received on account of losses.

         (d) All excise, floor, sales and any other taxes that may be assessed upon or paid by you with respect to any of the Inventory shall be charged to and paid by us, and we agree to indemnify you against loss by reason of any such taxes. We will make due and timely payment or deposit of all Federal, State, and local taxes, assessments or contributions required of us by law, and will execute and deliver to you, on demand, appropriate Certificates attesting to the payment or deposit thereof.

         (e) None of the Inventory shall be removed or disposed of without your written consent, except to bona fide purchasers thereof in the ordinary course of our business and on orders approved by you in writing. All our sales shall be promptly reported to you, and the accounts or other proceeds thereof shall be subject to you security interest in accordance with the aforesaid Security Agreement.

         (f) You shall not be liable or responsible in any way for the safekeeping of any of the Inventory, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of warehousemen or of any carrier, forwarding agency, or other person whomsoever, of for the collection of any process, but the same shall be at our sole risk at all times.

         (g) You shall have the right (but shall not be obliged) to pay and to charge as an advance to us hereunder any dyeing, finishing, processing, or warehousing charges, landlord's bills, or other claims against or liens upon the Inventory.

      5. Our default in the payment or performance of any obligation or undertaking on our part hereunder, or the happening of any even specified as an event of default in the aforesaid Security Agreement, shall be an event of default hereunder. Upon the happening of such or any other event of default, you shall have, in addition to all rights and remedies of a Secured Party under the Uniform Commercial Code or other applicable statute or rule, the following rights and remedies:

         (a) You may peaceably by your own means or with judicial assistance enter our or any other premises and take possession of the Inventory, and remove or dispose of it on our premises, and we will not resist or interfere with such action.

         (b) You may require us to assemble all or any part of the Inventory and make it available to you at any place designated by you and reasonably convenient to both parties.

         (c) We agree that a notice sent to us at least 5 days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Inventory is to be made, shall be deemed to be reasonable notice of such sale or other disposition. All notice is waived if the Inventory is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

         (d) In the event of any such public or private sale or other disposition, we will pay to you on demand any deficiency remaining after crediting the net proceeds of sale, less all expenses of taking, handling, and sale including reasonable counsel fee. All rights of redemption are waived. You shall account to us for any surplus.

      6. Until we shall notify you in writing to the contrary, you shall be justified in assuming that our Inventory is and will continue to be principally kept at our address specified in the aforesaid Security Agreement.

ATTEST:                                     PHOENIX LABORATORIES, INC.


By:                                         By: /s/ SIDNEY RICH
   ------------------------------              ---------------------------------
   Melvin Rich, Secretary                      Sidney Rich, President



ATTEST:                                     GREAT EARTH DISTRIBUTION, INC.


By: /s/ SIDNEY RICH                         By:
   ------------------------------              ---------------------------------
   Sidney Rich, Secretary                      Melvin Rich, President

ACCEPTED:

FIDELCOR BUSINESS CREDIT CORPORATION
  Secured Party

By:
   ---------------------------------------
Title:
      ------------------------------------

PHOENIX LABORATORIES, INC. AND GREAT EARTH
 DISTRIBUTION, INC. were individually called
                             and             "Debtor and collectively "Debtors")
FIDELCORE BUSINESS CREDIT CORPORATION        herein called "Secured

Party" hereby agrees as follows:

         1. Debtor grants to Secured Party a security interest in the following Equipment (herein called "Collateral"):

              A. All of Debtor's present machinery, equipment furniture, tools, dies, figs and attachments (including, but not limited to, the items listed and described on the Schedule of Equipment annexed); and

              B. All of the Debtor's additional Equipment, of like or unlike nature, to be acquired hereafter pursuant to this Security Agreement or otherwise, and all replacements, accessions, and improvements to any of the foregoing.

         2. Said security interest shall secure the Obligations of Debtor as defined in the Security Agreement (Accounts, etc.) between Debtor and Secured Party of even date herewith.

(2) a other existing debts and liabilities of Debtor to Secured Party; (3) all future advances made by Secured Party to or for the account of Debtor, including advances for insurance, repairs to and maintenance of the Collateral, taxes and discharge of any other lien, security interest or encumbrance; (4) other indebtedness, however created, arising or acquired by Secured Party which debtor may now or hereafter owe to a Secured Party; and (5)all costs and expenses incurred in the collection of any of the foregoing, including reasonable attorney's fees.

         3. Until default hereunder, Debtor shall be entitled to possession of the Collateral, which shall be kept only at Debtor's address specified in said Security Agreement (Accounts, etc.)

         4. Debtor warrants, covenants and agrees that: (1) Debtor is the sole owner of the Collateral free from any lien, security interest or encumberance, has the right to grant Secured Party a security interest therein, and will defend the Collateral against the claims and demands of all persons; (2) Debtor shall not sell, lease, encumber, remove, conceal or grant or permit any further security interest in the Collateral, nor part with possession of any thereof, not permit the same to be used for hire nor in violation of any law or ordinance; (3) Debtor shall maintain the Collateral in good condition and repair at Debtor's sole expense; Debtor will pay all taxes levied on the Collateral, and will make due and timely payment or deposit of all Federal, State and local assessments or contributions required by law and will execute and deliver to Secured Party, on demand, appropriate _____________ attesting to the payment or deposit thereof; (5) No financing statement covering the collateral, or any part thereof, on file in any public office, and Debtor's present or hereafter-acquired Collateral is and shall not be or become subject to any purchase -money or other lien or security interest except in favor of Secured Party; (6) Debtor shall procure and maintain insurance on the Collateral for the full term of this security agreement, against the risks of fire, theft and such other risks as Secured Party may require (including the risk of collision in case any part of the Collateral is a motor vehicle) by insurers satisfactory to Secured Party, and shall deliver to secured Party a fully paid policy or policies of insurance property endorsed in favor of Secured Party; (7) Debtor will permit Secured Party to inspect the Collateral at any time: (8) Loss, theft, damage, destruction or seizure of the Collateral shall not relieve the Debtor for the payment of any indebtedness secured hereby: (9) The collateral is not now and will not hereafter be affixed to realty as to become a part thereof or a fixture; (10) The execution and delivery hereof, if Debtor is a corporation, has been duly authorized by all necessary action of Debtor's directors and shareholders; (11) Secured Party is authorized to execute and file, at Debtor's cost, such financing statements and other instruments or documents as may be necessary to perfect and protect Secured Party's security interest; and (12) In case of Debtor's default in performing any warranty covenant, or undertaking hereunder, Secured Party may (but shall not be obliged to) procure the performance thereof and add the cost thereof, with interest, to the indebtedness secured hereby.

         5. The occurrence of any of the following events or conditions shall, at the option of Secured Party and without notices or demand, constitute an event of default hereunder: (1) Default in the due payment of any indebtedness secured hereby: or (2) Failure of Debtor to perform any covenant or undertaking on Debtor's part herein; or (3) Breach of any warranty or falsity of any representation made by Debtor to Secured Party; or (4) Attachment or seizure of or levy upon the Collateral; (5) Institution of any proceeding by or against Debtor or Debtor's business under any bankruptcy or insolvency statute, or Debtors's assignment for benefit of creditors, or the appointment of a receiver for Debtor or the Collateral or the filing of a tax lien notice against Debtor by any taxing authority; or (6) Reasonable insecurity of Secured Party: or (7) Loss, theft, substantial damage, destruction, sale, encumbrance, concealment removal, or forfeiture of the Collateral or any material portion thereof.

         6. Upon the occurrence of any event of default, Secured Party may declare all Debtor's indebtedness secured hereby immediately due and payable, and thereupon Secured Party shall have the right to take possession of the Collateral and shall have all other rights and remedies of a Secured Party under the Uniform Commercial Code. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured party shall give or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Debtor agrees that the requirements of reasonable notice shall be met if notice is mailed to Debtor at the address of the Debtor shown below not less than (5) days prior to the sale or other disposition. Expenses or retaking, holding, preparing for sale, selling, or the like shall include Secured Party's reasonable attorneys' fees and legal expenses. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party is authorized to maintain, sell or dispose of the Collateral on the premises of the Debtor. Secured Party's rights and remedies shall be cumulative and alternative.

         7. This Security Agreement shall be constructed and enforced according to the laws of the State of New York. Waiver of any default shall not constitute waiver of any subsequent or other default. All rights of Secured Party shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind his or its heirs, executors, personal representatives, successors and assigns.

ATTEST:                                     PHOENIX LABORATORIES, INC.

By:                                         By: /s/ SIDNEY RICH
   ------------------------------              ---------------------------------
   Melvin Rich, Secretary                      Sidney Rich, President



ATTEST:                                     GREAT EARTH DISTRIBUTION, INC.

By: /s/ SIDNEY RICH                         By:
   ------------------------------              ---------------------------------
   Sidney Rich, Secretary                      Melvin Rich, President

ACCEPTED:

FIDELCOR BUSINESS CREDIT CORPORATION

By:
   ---------------------------------------
Title:
      ------------------------------------

                                 PROMISSORY NOTE

$800,000.00                                     February 17, 1988
                                                New York, New York

            For Value Received, PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION, INC. (individually and collectively, the "Maker") jointly and severally promise to pay to the order of FIDELCOR BUSINESS CREDIT CORPORATION ("Fidelcor") the principal sum of EIGHT HUNDRED THOUSAND ($800,000.00) DOLLARS payable in eighteen (18) consecutive monthly installments as follows: seventeen
(17) installments in the amount of $13,333.33 each commencing September 1, 1988 and continuing on the first day of each month thereafter, through and including January 1, 1990 and a final eighteenth (18th) installment in the amount of $573,333.39 being due and payable on February l7, 1990. Interest on the outstanding principal balance shall be paid by Maker at the rate of three and one-half (3 1/2%) percent per annum plus the prime rate so announced from time to time (effective as of the date of each change, so announced) by Fidelity Bank, N.A., Philadelphia, Pennsylvania, whether or not said rate is the best rate available by said bank, payable monthly on the first day of every month commencing March 1, 1988 and at maturity of this Note, whether by acceleration or otherwise. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted by law.

            Payments shall be made to the office of Fidelcor 810 Seventh Avenue, New York, New York 10019, or at such other place as the holder of this Note may designate. At the option of Fidelcor, principal and interest may be charged to the Maker's account with Fidelcor. This Note may not be prepaid in whole or in part without the prior written consent of Fidelcor or any holder, except upon full compliance with the provisions of the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto) referred to below governing termination of all, but not less than all, financing arrangements between Maker and Fidelcor.

             Reference is made to the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Security Agreement (Inventory) and Security Agreement (Equipment), and other agreements, guaranties and mortgages granting collateral security and creating or evidencing indebtedness, all of even date herewith between Maker or related parties and Fidelcor and to all present and future supplements and amendments relating thereto ("Collateral

Agreements"). As security for payment of this Note and any other present or future obligations or liability of the Maker to Fidelcor of any kind, nature of description, the Maker has granted Fidelcor a security interest in the collateral described in the Collateral Agreements.

            Upon the occurrence of one or more of the following events:

            A. Maker's failure to pay when due any amounts required to be paid hereunder; or

            B. Any other event of default under the terms and provisions of the Collateral Agreements; or

            C. The termination or non-renewal of the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto);

then, and in any such event, it is agreed that the entire unpaid principal balance of this Note shall, without notice or demand, at Fidelcor's or any holder's option, become immediately due and payable, together with interest accrued and accruing at the rate set forth above until this Note is fully paid, plus all costs and expenses of the collection and enforcement of this Note including reasonable attorneys' fees, all of which shall be added to the amount due under this Note.

            In addition to the foregoing, upon the occurrence of any of the events set forth above, Fidelcor or any holder shall have the right, immediately and without notice or further action by it, to set off against this Note and/or all other obligations of the Maker, all money owed to Maker by Fidelcor (or any person or entity which may participate with Fidelcor in the advances to the Maker pursuant to the Collateral Agreements) or such holder whether or not due, and Fidelcor or such holder shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of any of the foregoing events even though such charge is made or entered on the books of Fidelcor or such holder subsequent thereto. Further, Fidelcor or such holder may proceed to enforce payment of all obligations of the Maker and exercise any of or all of the rights and remedies afforded to Fidelcor or such holder by the Uniform Commercial Code or the Collateral Agreements. All rights and remedies afforded to Fidelcor or such holder pursuant to the terms hereof, the Collateral Agreements or by law shall be cumulative and may be exercised in any manner Fidelcor or such holder may determine without limiting or restricting Fidelcor's or such holder's rights to subsequently exercise any of its other rights or remedies.

            The Maker hereby agrees not to deduct, set off or seek to counterclaim for or recoup any amounts which are or may be owed to Maker by Fidelcor (or any person or entity which may participate with Fidelcor in the advances to Maker pursuant to the Collateral Agreements) or any holder. The books and records of Fidelcor or any holder showing the account between Maker and Fidelcor or any holder shall be admissible in evidence in any action or proceeding as PRIMA FACIE proof of the items therein set forth.

            The provisions of this Note shall be construed and interpreted, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York. The Maker hereby irrevocably consents to the jurisdiction of the Supreme Court of New York, County of New York, and of the United States District Court for the Southern District of New York in any actions or proceedings with respect to this Note. Maker hereby waives trial by jury in any action and/or proceeding arising on, out of or by reason of this Note.

            No modification or waiver of any of the provisions of this Note shall be effective unless in writing, signed by Fidelcor or other holder hereof and only to the extent set forth in said writing, nor shall any such waiver be applicable except in the specific instance for which it is given. The Maker of this Note hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest.

ATTEST:                         PHOENIX LABORATORIES, INC.



By: /s/                         By: /s/
   ---------------------------     -----------------------------
   Melvin Rich, Secretary          Sidney Rich, President


ATTEST:                         GREAT EARTH DISTRIBUTION, INC.



By: /s/                         By: /s/
   ---------------------------     -----------------------------
   Sidney Rich, Secretary          Melvin Rich, President

                                    GUARANTY

         In order to induce to now or hereafter make advances, loans, extend its credit to or enter into security agreement with EVERGOOD PRODUCTS CORPORATION, PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION INC. (individually and collectively "Debtor") and knowing that Trefoil will rely upon this guaranty, the undersigned and each of them jointly and severally guarantee the due payment and performance by said Debtor described in said financing agreement, or in any supplement thereto, or any other transaction or agreement, as well as the due payment of all other obligations which said Debtor may at any time owe to Trefoil, however created; and the undersigned hereby indemnify Trefoil, and covenant to hold it harmless against all obligations, demands, losses or liabilities, by whomsoever asserted, suffered, incurred or paid by Trefoil as a result of, or in any way arising out of, or following, or consequential to transactions under the aforesaid security agreement or any other agreement. This guaranty shall be absolute, continuing, unconditional, and unlimited. Trefoil shall be under no obligation to proceed first against the Debtor, or against any collateral security which Trefoil may hold, before proceeding against the undersigned hereunder. The undersigned agree that any collateral held as security by Trefoil, whether under an agreement with the Debtor, or pursuant to this guaranty, may be sold at public or private sale, and the undersigned further agree that Trefoil shall have the right to bid at such sale. The undersigned agree to indemnify and save Trefoil harmless for any costs and expenses that Trefoil shall have the right to bid at such sale. The undersigned agree to indemnify and save Trefoil whether under agreement with the Debtor or the undersigned, and they further agree to pay all attorneys fees agreed to by the Debtor, and the reasonable attorneys fees incurred in connection with enforcement of this guaranty agreement, which the parties shall be a sum equal to 15% of the moneys due Trefoil upon placement of the claim with such attorney.

         The undersigned agree: that this guaranty shall not be impaired by any modification to which the parties to said security agreement may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed, or of any security therefor, or failure to perfect and security interest, to all of which the undersigned hereby consent; that their liability hereunder is direct and unconditional and may be enforced without requiring Trefoil first to any other right, remedy or security; and that this guaranty shall continue in force until Secured Party shall receive 30 days prior written notice by registered mail revoking it only as to future transactions.

         The undersigned waive: notice of acceptance hereof, notice of adverse change in Debtor's financial condition; the right to a jury trial in any action hereunder; presentment and protest of any instrument and notice thereof; notice of default; and all other notices to which they might otherwise be entitled. As security, they hereby assign to Trefoil all claims of any nature which they, or any of them, may now or hereafter have against Debtor.

         All actions or proceedings arising directly or indirectly on account of this guaranty agreement shall be litigated only in courts having situs within the State of New York and each guarantor for himself hereby consents to the jurisdiction of any Local, State or Federal Court located within the State of New York and each guarantor for himself waives personal service of any and all process upon him and consents that all such service of process be made by certified mail, return receipt requested directed to such guarantor at the address set forth below or the home address of such guarantor, if different, and service so made shall be deemed complete three days after the same shall be posted.

         This guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York. This guaranty cannot be changed or discharged orally, nor shall the same be terminated by death of any guarantor, in which event deceased guarantor's estate shall be bound by the obligations hereunder. Release of any guarantor, or the Debtor herein, shall not affect the obligations hereunder of the remaining guarantors.

         IN WITNESS WHEREOF, we have signed and sealed these presents this 17th day of February 1988.

ATTEST:  SEE RIDER ATTACHED HERETO AND          EVERGOOD PRODUCTS CORPORATION
         MADE A PART HEREOF

By: /s/ SEYMOUR JEFFRIES                        By: /s/ SIDNEY RICH
   ----------------------------                    -----------------------------
   Seymour Jeffries, Secretary                     Sidney Rich, President



ATTEST:                                         PHOENIX LABORATORIES

By: /s/ MELVIN RICH                             By: /s/ SIDNEY RICH
  -------------------------------                  ----------------------------
  Melvin Rich, Secretary                           Sidney Rich, President



ATTEST:                                         GREAT EARTH DISTRIBUTION, INC.

By: /s/ SIDNEY RICH                             By: /s/ MELVIN RICH
  -------------------------------                  ----------------------------
   Sidney Rich, Secretary                          Melvin Rich, President

                                RIDER TO GUARANTY
                                       by
                         EVERGOOD PRODUCTS CORPORATION,
                         PHOENIX LABORATORIES, INC. and
                         GREAT EARTH DISTRIBUTION, INC.
                                       of
                  THE OBLIGATIONS OF EACH OF THE OTHER OF THEM
                                       to
                      FIDELCOR BUSINESS CREDIT CORPORATION


To secure all of its obligations to Trefoil under this guaranty, Evergood Products Corporation hereby grants to Trefoil a continuing security interest in the following property:

(i) all present and future accounts, contract rights, chattel paper and general intangibles (including, but not limited to all of Debtor's now existing or hereafter arising tax and duty claims and refunds, franchises, permits, customer lists, goodwill and artwork, all now owned or hereafter acquired patents, trademarks, copyrights, tradestyles, licenses or license agreements relative to the rendering of services of the manufacture of goods and all Debtor's now existing or hereafter arising interest in real and personal property), documents, instruments, monies, deposits, securities, credits and letters of credit, whether now owned or hereafter acquired by Debtor; Debtor's interest in the goods represented by all accounts and all returned, reclaimed or repossessed goods with respect thereto; all rights and remedies of Debtor under or in connection with such collateral;

(ii) all present and future goods, including, without limitation:

         (a) all inventory, wherever located, whether now owned or hereafter acquired by Debtor, including, without limitation, raw materials, materials used or consumed in the Debtor's business, work in process and finished goods of whatever kind, nature and description and whether in the possession of Control of a third party and all right, title and interest of Debtor therein and thereto, all Debtor's rights as a seller of goods, and all inventory which may be returned to Debtor by its customers, stopped in transit by Debtor or repossessed by Debtor;

         (b) all machinery, equipment, tools, furniture, fixtures and all accessions and attachments thereto, wherever located whether now owned or hereafter acquired by Debtor, all Debtor's rights to acquire any of the foregoing, whether by exercise of purchase options or otherwise;

(iii) all Debtor's books and records, equipment and computer software relating to any of the above; and

                                     1 of 2

(iv) any and all products and proceeds of the foregoing in any form, including, without limitation, any claims by Debtor, against third parties for loss of or damage to or destruction of any or all of the foregoing, and all insurance proceeds relating to all of the above.

All terms used above which are defined in the Uniform Commercial Code shall have the meanings therein stated.


                                   EVERGOOD PRODUCTS CORPORATION



                                   By: /s/ Sidney Rich
                                      ------------------------------------------
                                      Sidney Rich, President

                                     2 of 2

                    Resolutions of the Board of Directors of
                          EVERGOOD PRODUCTS CORPORATION
                             Dated February 8, 1988

            The undersigned being the members of the Board of Directors of Evergood Products Corporation (the "Company") hereby consent to the following actions to be taken in lieu of a special meeting of its Board of Directors.

            WHEREAS, Evergood Products Corporation ("Company") is parent of Phoenix Laboratories, Inc. and Great Earth Distribution, Inc. (collectively the "Debtors") and it is in the business interest of the Company that Debtors obtain financing; and

            WHEREAS, said Debtors are desirous of obtaining funds, credit or other financial assistance from Fidelcor Business Credit Corporation (herein referred to as "Trefoil") and Trefoil is unwilling to extend credit or to render such assistance to the Debtors unless the Company shall enter into a guaranty agreement with Trefoil substantially in the form of the draft of said agreement submitted to the undersigned and attached to this consent; and

            WHEREAS, in view of the premises aforesaid and because of the inter-corporate relations between this Company and said Debtors it is deemed to be to the direct interests and advantage of this Company that it enter into said agreement with Trefoil. NOW, THEREFORE, be it

                         RESOLVED, that the President, any Vice
             President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized, empowered and directed to enter into and execute on behalf of the Company an agreement with Trefoil substantially in the form of a draft of said agreement submitted to the undersigned and attached to this consent, and to do and perform all such acts and things deemed by any such officer or agent necessary, convenient or proper to carry out or modify any such agreement, hereby ratifying, approving and confirming all that any said officers or agents have done or may do or cause to be done in the premises and said agreement may contain such terms, conditions, provisions and undertakings as the officer executing the same deems necessary and proper.

                                             /s/ SIDNEY RICH
                                             -----------------------------------
                                             Sidney Rich

                                             -----------------------------------
                                             Keith Jampolis

                                             /s/ SEYMOUR B. JEFFRIES
                                             -----------------------------------
                                             Seymour B. Jeffries

                                             /s/ CHARLOTTE RICH
                                             -----------------------------------
                                             Charlotte Rich

                                             -----------------------------------
                                             Melvin Rich

                                             -----------------------------------
                                             Irving Zimmerman

                                             /s/ Marjorie Goldner
                                             -----------------------------------
                                             Marjorie Goldner
interests and advantage of this Company that it enter into said agreement with Trefoil. NOW, THEREFORE, be it

                         RESOLVED, that the President, any Vice
             President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized, empowered and directed to enter into and execute on behalf of the Company an agreement with Trefoil substantially in the form of a draft of said agreement submitted to the undersigned and attached to this consent, and to do and perform all such acts and things deemed by any such officer or agent necessary, convenient or proper to carry out or modify any such agreement, hereby ratifying, approving and confirming all that any said officers or agents have done or may do or cause to be done in the premises and said agreement may contain such terms, conditions, provisions and undertakings as the officer executing the same deems necessary and proper.


                                             -----------------------------------
                                             Sidney Rich

                                             /s/ KEITH JAMPOLIS
                                             -----------------------------------
                                             Keith Jampolis

                                             /s/ SEYMOUR B. JEFFRIES
                                             -----------------------------------
                                             Seymour B. Jeffries

                                             -----------------------------------
                                             Charlotte Rich

                                             -----------------------------------
                                             Melvin Rich

                                             -----------------------------------
                                             Irving Zimmerman

                                             -----------------------------------
                                             Marjorie Goldner
interests and advantage of this Company that it enter into said agreement with Trefoil. NOW, THEREFORE, be it

                         RESOLVED, that the President, any Vice
             President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized, empowered and directed to enter into and execute on behalf of the Company an agreement with Trefoil substantially in the form of a draft of said agreement submitted to the undersigned and attached to this consent, and to do and perform all such acts and things deemed by any such officer or agent necessary, convenient or proper to carry out or modify any such agreement, hereby ratifying, approving and confirming all that any said officers or agents have done or may do or cause to be done in the premises and said agreement may contain such terms, conditions, provisions and undertakings as the officer executing the same deems necessary and proper.

                                             -----------------------------------
                                             Sidney Rich

                                             -----------------------------------
                                             Keith Jampolis

                                             /s/ SEYMOUR B. JEFFRIES
                                             -----------------------------------
                                             Seymour B. Jeffries

                                             -----------------------------------
                                             Charlotte Rich

                                             -----------------------------------
                                             Melvin Rich

                                             /s/ IRVING ZIMMERMAN
                                             -----------------------------------
                                             Irving Zimmerman

                                             -----------------------------------
                                             Marjorie Goldner

                               GUARANTY

      In order to induce FIDELCOR BUSINESS CREDIT CORPORATION (hereinafter referred to as "Trefoil") to now or hereafter make advances, loans, extend its credit to, or enter into security agreements with EVERGOOD PRODUCTS CORPORATION, PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION INC. (individually and collectively "Debtor") and knowing that Trefoil will rely upon this guaranty, the undersigned and each of them jointly and severally guarantee the due payment and performance by said Debtor described in said financing agreement of all moneys to be paid, and all things to be done, pursuant to each and every condition and covenant contained in said agreement, or in any supplement thereto, or any other transaction or agreement, as well as the due payment of all other obligations which said Debtor may at any time owe to Trefoil, however created; and the undersigned hereby indemnify Trefoil, and covenant to hold it harmless against all obligations, demands, losses or liabilities, by whomsoever asserted, suffered, incurred or paid by Trefoil as a result of, or in any way arising out of, or following, or consequential to transactions under the aforesaid security agreement or any other agreement. This guaranty shall be absolute, continuing, unconditional and unlimited. Trefoil shall be under no obligation to proceed first against the Debtor, or against any collateral security which Trefoil may hold, before proceeding against the undersigned hereunder. The undersigned agree that any collateral held as security by Trefoil, whether under an agreement with the Debtor, or pursuant to this guaranty, may be sold at public or private sale, and the undersigned further agree that Trefoil shall have the right to bid at such sale. The undersigned agree to indemnify and save Trefoil harmless for any costs and expenses that Trefoil may incur in connection with the liquidation of collateral held by Trefoil whether under agreement with the Debtor or the undersigned, and they further agree to pay all attorneys fees agreed to by the Debtor, and the reasonable attorneys fees incurred in connection with enforcement of this guaranty agreement, which the parties agree shall be a sum equal to 15% of the moneys due Trefoil upon placement of the claim with such attorney.

      The undersigned agree: that this guaranty shall not be impaired by any modification to which the parties to said security agreement may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed, or of any security therefor or failure to perfect any security interest, to all of which the undersigned hereby consent; that their liability hereunder is direct and unconditional and may be enforced without requiring Trefoil first to resort to any other right, remedy or security; and that this guaranty shall continue in force until Secured Party shall receive 30 days prior written notice by registered mail revoking it only as to future transactions.

      The undersigned waive: notice of acceptance hereof, notice of adverse change in Debtor's financial condition; the right to a jury trial in any action hereunder; presentment and protest of any instrument and notice thereof; notice of default; and all other notices to which they might otherwise be entitled. As security, they hereby assign to Trefoil all claims of any nature which they, or any of them, may now or hereafter have against Debtor.

      All actions or proceedings arising directly or indirectly on account of this guaranty agreement shall be litigated only in courts having situs within the State of New York and each guarantor for himself hereby consents to the jurisdiction of any Local State or Federal Court located within the State of New York and each guarantor for himself waives personal service of any and all process upon him and consents that all such service of process be made by certified mail, return receipt requested directed to such guarantor at the address set forth below or the home address of such guarantor, if different, and service so made shall be deemed complete three days after the same shall be posted.

      This guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York. This guaranty cannot be changed or discharged orally, nor shall the same be terminated by death of any guarantor, in which event deceased guarantor's estate shall be bound by the obligations hereunder. Release of any guarantor, or the Debtor herein, shall not affect the obligations hereunder of the remaining guarantors.

      IN WITNESS WHEREOF, we have signed and sealed these presents this __________ day of ____________ 1988.



ATTEST:     SEE RIDER ATTACHED             EVERGOOD PRODUCTS CORPORATION
            HERETO AND MADE A
            PART HEREOF

By: /s/ SEYMOUR JEFFRIES                    By:
    ------------------------------             ---------------------------------
    Seymour Jeffries, Secretary                Sidney Rich, President


ATTEST:                                   PHOENIX LABORATORIES, INC.

By:
    ------------------------------             ---------------------------------
    Melvin Rich, Secretary                     Sidney Rich, President


ATTEST:                                   GREAT EARTH DISTRIBUTION, INC.

By:                                       By:
    ------------------------------             ---------------------------------
    Sidney Rich, Secretary                     Melvin Rich, President

                           RIDER TO GUARANTY
                                  by
                    EVERGOOD PRODUCTS CORPORATION,
                    PHOENIX LABORATORIES, INC. and
                    GREAT EARTH DISTRIBUTION, INC.
                                  of
             THE OBLIGATIONS OF EACH OF THE OTHER OF THEM
                                  to
                 FIDELCOR BUSINESS CREDIT CORPORATION

To secure all of its obligations to Trefoil under this guaranty, Evergood Products Corporation hereby grants to Trefoil a continuing security interest in the following property:

(i) all present and future accounts, contract rights, chattel paper and general intangibles (including, but not limited to, all of Debtor's now existing or hereafter arising tax and duty claims and refunds, franchises, permits, customer lists, goodwill and artwork, all now owned or hereafter acquired patents, trademarks, copyrights, tradestyles, licenses or license agreements relative to the rendering of services of the manufacture of goods and all Debtor's now existing or hereafter arising interest in real and personal property), documents, instruments, monies, deposits, securities, credits and letters of credit, whether now owned or hereafter acquired by Debtor; Debtor's interest in the goods represented by all accounts and all returned, reclaimed or repossessed goods with respect thereto; all rights and remedies of Debtor under or in connection with such collateral;

(ii)  all present and future goods, including without limitation:

      (a) all inventory, wherever located, whether now owned or hereafter acquired by Debtor, including, without limitation, raw materials, materials used or consumed in the Debtor's business, work in process and finished goods of whatever kind, nature and description and whether in the possession or control of a third party and all right, title and interest of Debtor therein and thereto, all Debtor's rights as a seller of goods, and all inventory which may be returned to Debtor by its customers, stopped in transit by Debtor or repossessed by Debtor;

      (b) all machinery, equipment, tools, furniture, fixtures and all accessions and attachments thereto, wherever located whether now owned or hereafter acquired by Debtor, all Debtor's rights to acquire any of the foregoing, whether by exercise of purchase options or otherwise;

(iii) all Debtor's books and records, equipment and computer software relating to any of the above; and

(iv) any and all products and proceeds of the foregoing in any form, including, without limitation, any claims by Debtor against third parties for loss of or damage to or destruction of any or all of the foregoing, and all insurance proceeds relating to all of the above.

All terms used above which are defined in the Uniform Commercial Code shall have the meanings therein stated.

                                   RESOLUTION

      WHEREAS PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION, INC. (individually "Debtor") is engaged (a) in business as a corporate affiliate of this corporation or (b) in the business of selling, marketing, using or otherwise dealing in merchandise, supplies, equipment, products or other articles sold to it or bought from it by that corporation or it is in the businesses interest of this corporation that "Debtor" obtain financing.

      WHEREAS, said Debtor is desirous of obtaining funds, credit or other financial assistance from FIDELCOR BUSINESS CREDIT CORPORATION herein referred to as Trefoil and Trefoil is unwilling to extend credit or to render such assistance to the Debtor unless this corporation shall enter into a guaranty agreement with Trefoil substantially in the form of the draft of said agreement submitted to this meeting; and

      WHEREAS, in view of the provisions aforesaid and because of the inter-corporate or business relations between this corporation and said Debtor it is deemed to be to the direct interests and advantage of this corporation that it enter into said agreement with Trefoil.

      RESOLVED, that the President, any Vice-President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized, empowered and directed to enter into and execute on behalf of the corporation an agreement with Trefoil substantially in the form of a draft of said agreement submitted to the meeting, and to do and perform all such acts and things deemed by any such officer or agent necessary, convenient or proper to carry out or modify any such agreement, hereby ratifying, approving and confirming all that any said officers or agents have done or may do or cause to be done is the premises and said agreement may contain such terms, conditions, provisions and undertakings as the officer executing the same deems necessary and proper.

      The undersigned does hereby certify that I am Secretary and the keeper of the corporate records and the seal of each of the corporation listed below that the foregoing is a true and correct copy of resolutions duly and unanimously adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws at the office of said corporations on the date hereof as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolutions recorded in said minutes and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; that the within and foregoing agreement was duly executed pursuant thereto.

      Witness any hand and seal of said corporation this 8th day of February, 1988.

                                          PHOENIX LABORATORIES, INC.


                                          By: /s/ MELVIN RICH
                                             -----------------------------------
                                             Melvin Rich, Secretary


GREAT EARTH DISTRIBUTION, INC.


By: /s/ SIDNEY RICH
    --------------------------
    Sidney Rich, Secretary


      We consent to the above resolution and the guaranty executed pursuant thereto and represent that we are the holders of all of the outstanding shares of stock of PHOENIX LABORATORIES INC. and GREAT EARTH DISTRIBUTION, INC.



                                    EVERGOOD PRODUCTS CORPORATION


                                    By: /s/ SEYMOUR B. JEFFRIES
                                       -----------------------------------------
                                        Seymour B. Jeffries, Secretary

                                    GUARANTY

      In order to induce FIDELCOR BUSINESS CREDIT CORPORATION (hereafter "Trefoil") to now or hereafter make advances, loans, extend its credit to, or enter into security agreements with PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION, INC. (hereafter individually and collectively, "Debtor") and knowing that Trefoil will rely upon this guaranty, the undersigned and each of them jointly and severally guarantee the due payment and performance by said Debtor described in said financing agreement of all moneys to be paid, and all things to be done, pursuant to each and every condition and covenant contained in said agreement, or in any supplement thereto, or any other transaction or agreement, as well as the due payment of all other obligations which said Debtor may at any time owe to Trefoil, however created; and the undersigned hereby indemnify Trefoil, and covenant to hold it harmless against all obligations, demands, losses or liabilities, by whomsoever asserted, suffered, incurred or paid by Trefoil as a result of, or in any way arising out of, or following, or consequential to transactions under the aforesaid security agreement or any other agreement. This guaranty shall be absolute, continuing, unconditional and unlimited. Trefoil shall be under no obligation to proceed first against the Debtor, or against any collateral security which Trefoil may hold, before proceeding against the undersigned hereunder. The undersigned agree that any collateral held as security by Trefoil, whether under an agreement with the Debtor, or pursuant to this guaranty, may be sold at public or private sale, and the undersigned further agree that Trefoil shall have the right to bid at such sale. The undersigned agree to indemnify and save Trefoil harmless for any costs and expenses that Trefoil may incur in connection with the liquidation of collateral held by Trefoil whether under agreement with the Debtor or the undersigned, and they further agree to pay all attorneys fees agreed to by the Debtor, and the reasonable attorneys fees incurred in connection with enforcement of this guaranty agreement, which the parties agree shall be a sum equal to 15% of the moneys due Trefoil upon placement of the claim with such attorney.

      The undersigned agree: that this guaranty shall not be impaired by any modification to which the parties to said security agreement may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed, or of any security therefor or failure to perfect any security interest, to all of which the undersigned hereby consent; that their liability hereunder is direct and unconditional and may be enforced without requiring Trefoil first to resort to any other right, remedy or security; and that this guaranty shall continue in force until Secured Party shall receive 30 days prior written notice by registered mail revoking it only as to future transactions.

      The undersigned waive: notice of acceptance hereof, notice of adverse change in Debtor's financial condition; the right to a jury trial in any action hereunder; presentment and protest of any instrument and notice thereof; notice of default; and all other notices to which they might otherwise be entitled. As security, they hereby assign to Trefoil all claims of any nature which they, or any of them, may now or hereafter have against Debtor.

      All actions or proceedings arising directly or indirectly on account of this guaranty agreement shall be litigated only in courts having situs within the State of New York and each guarantor for himself hereby consents to the jurisdiction of any Local State or Federal Court located within the State of New York and each guarantor for himself waives personal service of any and all process upon him and consents that all such service of process be made by certified mail, return receipt requested directed to such guarantor at the address set forth below or the home address of such guarantor, if different, and service so made shall be deemed complete three days after the same shall be posted.

      This guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York. This guaranty cannot be changed or discharged orally, nor shall the same be terminated by death of any guarantor, in which event deceased guarantor's estate shall be bound by the obligations hereunder. Release of any guarantor, or the Debtor herein, shall not affect the obligations hereunder of the remaining guarantors.

      Notwithstanding anything to the contrary contained in this guaranty, (1) the joint and several liability of the guarantors hereunder shall in no event exceed $150,000, plus the costs and expenses of collection, including attorneys fees, as provided for herein. Such limitation on the liability of the guarantors shall not be deemed to be a limitation on the amount of credit which may be extended to the Debtor and (2) Trefoil shall not commence any action against any guarantor to enforce this guaranty until six months after Trefoil makes demand upon such guarantor for payment under this guaranty.

      IN WITNESS WHEREOF, we have signed and sealed these presents this 19th day of February 1988.


 /s/ CHARLES RAICH                        /s/ SIDNEY RICH
----------------------------------        --------------------------------------
       Witness                            SIDNEY RICH
                                          70 Redwood Drive
                                          Roslyn, New York  11576
                                          --------------------------------------
                                                        Address


/s/ CHARLES RAICH                         /s/ MELVIN RICH
----------------------------------        --------------------------------------
       Witness                            MELVIN RICH
                                          15 Tuxedo Drive
                                          Melville, New York  11747
                                          --------------------------------------
                                                        Address

                      FIDELCOR BUSINESS CREDIT CORPORATION
                               810 Seventh Avenue
                            New York, New York 10019

                                                 February 16, 1988

Hoffman - La Roche, Inc.
340 Kingsland Street
Nutley, New Jersey  07110

                  Re:  PHOENIX LABORATORIES, INC.  ("Borrower")


Gentlemen:

            Reference is made to certain agreements entered into between Borrower and Hoffman - La Roche, Inc. ("Roche") pursuant to which Borrower has granted to Roche a security interest in all of Borrower's now owned and hereafter acquired Equipment and the Proceeds thereof as collateral security for certain obligations of Borrower to Roche (said agreements, together with all agreements and instruments related thereto or delivered in connection therewith, as the same may now exist or hereafter be amended or supplemented, are hereinafter collectively referred to as the "Roche Agreements" and all obligations of Borrower to Roche arising under or in connection with the Roche Agreements are hereinafter collectively referred to as the "Roche Obligations").

            Reference is also made to certain financing agreements entered or about to be entered into between Borrower and Fidelcor Business Credit Corporation ("Fidelcor"), including, without limitation, the Security Agreement [Accounts, Contract Rights, Instruments and Goods pertaining thereto], the Inventory Security Agreement, the Equipment Security Agreement, and all other agreements creating or evidencing indebtedness or granting collateral security or guarantees with respect thereto (all of the foregoing, together with all agreements and instruments related thereto or delivered in connection therewith, as the same may now exist or hereafter be amended or supplemented, are hereinafter collectively referred to as the "Fidelcor Agreements").

            This letter sets forth our agreement concerning the respective interests of Roche and Fidelcor notwithstanding the terms and provisions of any agreements or arrangements heretofore, now or hereafter entered into with Borrower and irrespective of any rule of law.

            1.    FIDELCOR SECURITY INTEREST.

            (a) Roche hereby acknowledges that Fidelcor, pursuant to the Fidelcor Agreements, has been or is about to be granted by Borrower a security interest in and lien upon, among other things, all of Borrower's Equipment and the Proceeds thereof (collectively, the "Collateral") to secure all present and future obligations of Borrower to Fidelcor (hereinafter, the "Fidelcor Obligations").

            (b) Fidelcor hereby acknowledges that Roche, pursuant to the Roche Agreements, has been granted by Borrower a security interest in a lien upon the Collateral to secure the Roche Obligations.

      2.    PRIORITIES

            Notwithstanding any provision to the contrary contained in the Roche Agreements or the Fidelcor Agreements or any other agreement granting a security interest to Roche or Fidelcor, and notwithstanding the time, date, order or method of attachment or perfection of the security interests granted thereby, and notwithstanding anything contained in any filing or agreement to which Roche or Fidelcor may now or hereafter be a party and notwithstanding any provisions of the Uniform Commercial Code or other applicable law, all perfected security interests and liens of Fidelcor in and upon the Collateral, are and shall be prior in right and interest to the security interests and liens of Roche in and upon the Collateral and the security interests and liens of Roche in and upon the Collateral are and shall be, in all respects, subject and subordinate to the security interests and liens of Fidelcor in and upon the Collateral to the full extent of the Fidelcor Obligations outstanding at any time and from time to time.

      3.    STANDSTILL AND RELEASE.

            Roche agrees that unless and until all of the Fidelcor Obligations have been fully and indefeasibly paid and satisfied, Roche shall not, without the prior written consent of Fidelcor, exercise any rights or assert any claims with respect to any Collateral, nor seek to foreclose on its security interest therein, nor take any action, directly or indirectly, that would interfere with the rights of Fidelcor with respect to the Collateral. Roche agrees to release or otherwise terminate its security interest in and lien upon the Collateral, but not the Proceeds thereof, which may be sole or otherwise disposed of either by Fidelcor, its agents, or Borrower with Fidelcor's consent, whether in the ordinary course of business or after the declaration of any event of default pursuant to the Fidelcor Agreements, immediately upon

Fidelcor's request, and to immediately deliver Uniform Commercial Code financing or termination statements and such other documents as Fidelcor may reasonably require in connection therewith. In connection with any such sale or disposition, Fidelcor shall proceed in a commercially reasonable manner and shall give Roche written notice of any such sale or disposition (ATTN:
Treasurer) at the same time Fidelcor gives Borrower such notice.

      4.    FURTHER ASSURANCES.

            The parties hereto shall execute and deliver such additional documents and take such additional action as shall be reasonably necessary to effectuate the provisions and purposes of this Agreement.

      5.    SUCCESSORS AND ASSIGNS.

            All terms covenants and conditions herein contained shall inure to the benefit of, and be binding upon, the parties hereto, their successor and assigns.

      6.    ENTIRE AGREEMENT.

            This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof, neither this Agreement nor any term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the parties hereto.

      7.    UNIFORM COMMERCIAL CODE DEFINITIONS.

            All capitalized terms used herein which are defined in the Uniform Commercial Code in effect in the State of New York shall have the meanings set forth therein unless otherwise defined herein.

      8.    GOVERNING LAW.

            This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            If the foregoing correctly states our understanding and agreement, kindly sign the counterpart of this letter in the space provided below.

                                          Very truly your,

                                          FIDELCOR BUSINESS CREDIT
                                          CORPORATION

                                          By:   /s/ STUART NECTOW
                                                --------------------------------
                                                Stuart Nectow

                                          Title:  VP
                                                --------------------------------

Approved As To Form
____ DEPT.

By:  RAG


READ AND ACCEPTED:

HOFFMAN-LA ROCHE INC.

By: /s/ WILLIAM L. HENNRICH
   -------------------------------
      William L. Hennrich
Title:  Treasurer
      ----------------------------

[LOGO]
FIDELCOR BUSINESS                                          810 Seventh Avenue
CREDIT CORPORATION                                         New York, NY  10019
                                                           (212) 333-7445
--------------------------------------------------------------------------------

                                     June 29, 1988


Phoenix Laboratories, Inc.
175 Lauman Lane
Hicksville, New York 11801


Great Earth Distribution, Inc.
14211 Gannet Street
La Mirada, California 90638


                     RE:  Security Agreement (Accounts, etc.) executed
                          February 17, 1988, by and between Phoenix
                          Laboratories, Inc., and Great Earth Distribution,
                          Inc. (collectively, "Debtors"), on the one hand, and Fidelcor Business Credit Corporation, on the other hand (the "Agreement")
                          ------------------------------------------------------

Gentlemen:

            We have agreed to temporarily increase our outstanding advances to you under the Agreement to an amount which is Three Hundred Thousand Dollars ($300,000.00) in excess of the maximum amount allowable pursuant to the formulas set forth in paragraph 2 of the Agreement and paragraph G of the rider thereto.

            In consideration of the foregoing, you hereby agree to pay us a fee in the amount of Three Thousand Dollars ($3,000.00).

            All other terms and conditions of the Agreement shall remain in full force and effect.

            Please evidence your agreement to the terms of this letter by signing in the space provided below and returning this letter to us at the above address. A Copy of this letter is enclosed for your records.

                                          Very truly yours,

                                          FIDELCOR BUSINESS CREDIT
                                          CORPORATION

                                          By: /s/ NANCY A. KAGAN
                                              ----------------------------------
                                              Nancy A. Kagan

                                              Its: VP
                                                  ------------------------------

Read and Agreed to:

PHOENIX LABORATORIES, INC.


By: /s/ SEYMOUR RICH
   -------------------------------
      Its  President
         -------------------------


GREAT EARTH DISTRIBUTION, INC.


By: /s/ MEL RICH
   -------------------------------
      Its   President
         -------------------------

[LOGO]
FIDELCOR BUSINESS                                          810 Seventh Avenue
CREDIT CORPORATION                                         New York, NY  10019
                                                           (212) 333-7445
--------------------------------------------------------------------------------

                                          October 4, 1989


Phoenix Laboratories, Inc.
175 Lauman Lane
Hicksville, New York 11801


Great Earth Distribution, Inc.
14211 Gannet Street
La Mirada, California 90638


                     RE:   Security Agreement (Accounts, etc.) executed
                           February 17, 1988, by and between Phoenix
                           Laboratories, Inc. and Great Earth Distribution,
                           Inc. on the one hand, and Fidelcor Business Credit Corporation, on the other hand (the "Agreement")
                           -----------------------------------------------------

Gentlemen:

            This will confirm the following amendments to the referenced agreement:

            1. Effective on February 17, 1990, the interest rate will be reduced from 3 1/2% plus the announced Fidelity Bank, N.A. prime rate to 3 1/4% plus the announced Fidelity Bank, N.A. prime rate. Accordingly, the first sentence of paragraph 6 of the printed portion of the Agreement is amended to read:

                   "That Debtor will pay Trefoil for its advances made hereunder a charge 3 1/4% per annum plus the prime rate announced by Fidelity Bank, N.A., Philadelphia, Pennsylvania, whether or not said rate is the best rate available at said bank."

            2. Effective as of the date hereof, the initial contract term is extended to February 17, 1991. Accordingly, the first sentence of Paragraph 26 of the printed portion of the Agreement is amended to read:

                   "That this Agreement shall remain in effect until February 17, 1991 and shall be deemed automatically renewed for successive periods of one year."

            3. Effective as of the date hereof the prepayment premium set forth in Paragraph 30 of the printed portion of the Agreement is amended so that the first sentence of said paragraph shall read:

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
October 4, 1989
Page Two


                   "Debtor may on five days notice, prior to the end of any calendar month, prepay and terminate this Security Agreement by paying to Trefoil in cash or certified check, the entire unpaid principal balance plus accrued charges, together with a sum equal to 25% of the average monthly charges for the immediately preceding six months or from the date of the agreement whichever is less, multiplied by the number of months of the unexpired balance of the term of this agreement (the "prepayment premium"). However, if the prepayment occurs between February 17, 1990 and August 17, 1990, then the prepayment premium shall be the lesser of the amount computed in the preceding sentence or the fixed sum of $62,500,000.00, and if the prepayment occurs between August 18, 1990 and February 17, 1991, then the prepayment premium shall be the lesser of the amount computed in the preceding sentence or the fixed sum of $37,000.00."

            4. Effective as of the date hereof the inventory advance rate for the Phoenix Laboratories, Inc. inventory shall be increased to 30% and the sublimit on Accounts Advances to Great Earth Distribution, Inc. shall be increased to $600,000.00. Accordingly, paragraph G of the Rider to the Agreement shall be amended to read:

                   "G. Trefoil agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), Trefoil shall make additional advances to Debtor, in such amounts from time to time determined by Trefoil in it sole discretion, of up to thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of up to twenty-five percent (25%) of the value of GED's acceptable and eligible finished goods inventory (collectively the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market, as determined by Trefoil. Except in Trefoil's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $600,000, or (b) an amount equal to (i) thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, plus (ii) twenty-five percent (25%) of the value of GED's

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
October 4, 1989
Page Three


                         acceptable finished goods inventory, and (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $1,000,000 at any time outstanding."

            All other terms and conditions of the Agreement shall remain in full force and effect. Please evidence your agreement to the foregoing by signing in the space provided below and returning this letter to us. A copy is enclosed for your records.

                                          Very truly yours,

                                          FIDELCOR BUSINESS CREDIT
                                          CORPORATION

                                          By:   /s/ John [illegible]
                                                --------------------------------
                                          Its:    AVP
                                                --------------------------------

Read and Agreed to:

PHOENIX LABORATORIES, INC.


By: /s/ MEL RICH
   -------------------------------
Its:  Vice President
    ------------------------------



GREAT EARTH DISTRIBUTION, INC.


By: /s/ MEL RICH
   -------------------------------
Its:  President
    ------------------------------

THE CIT GROUP/CREDIT FINANCE
810 Seventh Avenue
New York, NY  10019
212 974-7400
FAX:  212 974-7688


THE
CIT
GROUP

                                              August 13, 1991

Phoenix Laboratories, Inc.
175 Lauman Lane
Hicksville, New York 11801


Great Earth Distribution, Inc.
14211 Gannet Street
La Mirada, California 90638


                     RE:  Security Agreement (Accounts, etc.) executed
                          February 17, 1988, by and between Phoenix
                          Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") on the one hand, and The CIT Group/Credit Finance, Inc., assignee of Fidelcor Business Credit Corporation, on the other hand (the "Accounts Agreement") Promissory Note in the original principal balance of $800,000.00 and all related agreements, documents, and instruments (collectively the "Financing Agreements")
                          ------------------------------------------------------

Gentlemen:

            As you are aware, The CIT Group/Credit Finance, Inc. ("CIT") purchased substantially all of the assets of Fidelcor Business Credit Corporation on February 4, 1991, including its loans to Phoenix and GED. In connection therewith, you consent to the assignment to CIT and agree that all rights and privileges under the Financing Agreements have been transferred and assigned to CIT.

            As additional collateral to secure your Obligations to CIT, as that term is defined in the Rider to the Accounts Agreement, we have been granted a security interest in among other things, all of the personal property, including but not limited to service marks and trademarks of Great Earth International, Inc., Great Earth International Franchising Corp., Great Earth Stores, Inc., and Great Earth International Licensing Corp. (the "Great Earth Companies"). The Great Earth Companies are presently wholly owned subsidiaries of Evergood Products Corporation ("Evergood"), the sole shareholder of Phoenix and GED, and a guarantor of CIT's loans to GED and Phoenix. You have requested that we consent to the sale by Evergood of the stock of the Great Earth Companies to Great Earth Vitamins, Ltd. ("GEV") release our

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
August 13, 1991
Page 2

liens on the assets of the Great Earth Companies and grant you a three month moratorium on payments due on your term loan from CIT. As partial consideration for the sale of the stock of the Great Earth Companies to GEV, Evergood will receive two notes in the aggregate amount of $1,200,000.00. The obligations under the GEV notes will be secured by a grant of a security interest in and pledge of the stock of the Great Earth Companies, a security interest in all of the general intangibles, including but not limited to service marks and trademarks of the Great Earth Companies and GEV, and a security interest and assignment of all royalty payments due to any of the Great Earth Companies or GEV from any stores operating under the Great Earth franchise system. CIT has agreed to release its liens on the assets of the Great Earth Companies, provided that: (a) it receives an assignment from Evergood of the foregoing security interests it obtains from GEV and/or any of the Great Earth Companies which will further secure Evergood's guaranty of the obligations of Phoenix and GED to CIT,
(b) CIT's accounts receivable advance to GED decreases at the rate of $25,000.00 per mouth until the entire advance is zero, (c) GEV and the Great Earth Companies agree that CIT shall have the right to use any of the trademarks or service marks of the Great Earth Companies to sell any of the GED or Phoenix inventory as provided in the Financing Agreements and letter dated even date herewith between GEV and the Great Earth Companies and (d) the other amendments set forth below are implemented:

            Accordingly, this will confirm our agreement to amend the Financing Agreements as follows:

            (1) All references to Fidelcor Business Credit Corporation or Trefoil shall mean The CIT Group/Credit Finance, Inc.

            (2) Paragraph 6 of the printed portion of the accounts Agreement is hereby deleted in its entirety and the following is substituted therefor:

                   "6. That Debtor will pay Trefoil for its advances made hereunder a charge of three and one-quarter percent (3 1/4%) plus the rate of interest publicly announced by Manufacturers Hanover Trust Company in New York, New York or its successors from time to time as its reference rate (the reference rate is not intended to be the lowest rate of interest charged by Manufacturers Hanover Trust Company to its borrowers), computed on a 360 day year. In the event of a change in the reference rate charged at the Manufacturers Hanover Trust Company, adjustment hereunder shall be made on the day of such change in the reference rate. All charges shall be computed upon the average daily balances outstanding and charged to Debtor's account or paid monthly."

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
August 13, 1991
Page 3

            (3)    Paragraph G. of the Rider to the Accounts Agreement is
                    amended to read:

                   "G. Trefoil agrees that in addition to the advances made with reference to the formula set forth in Paragraph of the printed portion of this agreement ("Accounts Advances"), Trefoil shall make additional advances to Debtor, in such amounts from time to time determined by Trefoil in its sole discretion, of up to thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of up to twenty-five percent (25%) of the value of GED's acceptable and eligible finished goods inventory (collectively, the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market, as determined by Trefoil. Except in Trefoil's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $465,000.00 (the "GED Accounts Sublimit"), or (b) an amount equal to (i) thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, plus
                          (ii) twenty-five percent (25%) of the value of GED's acceptable and eligible finished foods inventory, and
                          (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $1,000,000.00 at any time outstanding. The GED Accounts Sublimit shall decrease by the amount of $25,000.00 on the first day of each month, commencing on September 1, 1991 until the GED Accounts Sublimit is zero."

            (4) On February 17, 1988, you executed a Promissory Note (the "Note") in the original principal balance of $800,000.00 to evidence a term loan advance against your machinery and equipment. This will confirm that the Note is amended to provide that interest will be paid at the rate of 3 1/4% plus the announced reference rate of Manufacturers Hanover Trust Company, or its successors, that the consecutive monthly installments of principal shall be in the amount of $14,166.66, that there will be a three month moratorium on the principal amortization of the Note commencing September 1, 1991 (for the principal payments due on September 1, 1991, October 1, 1991 and November 1, 1991) with the next principal payment due on December 1, 1991, and that the entire outstanding balance of the Note will be due and payable on February 17, 1992.

            (5) In consideration of our agreement to release our liens against the Great Earth Companies, you have agreed to

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
August 13, 1991
Page 4


                   pay us a facility fee equal to $5,000.00, which shall be charged into your loan on the date hereof.

            All other terms and conditions of the Financing Agreements shall remain in full force and effect.

            Please evidence your agreement to the foregoing by signing below and returning this letter to us.

                                          Very truly your,

                                          CIT GROUP/CREDIT FINANCE, INC.

                                          By:   /s/
                                                --------------------------------
                                          Title: VP
                                                --------------------------------


Agreed and Acknowledged:

PHOENIX LABORATORIES, INC.               GREAT EARTH DISTRIBUTION, INC.


By:   /s/  MEL RICH                      By:    /s/ MEL RICH
      ----------------------------              --------------------------------
Title:  Vice President                   Title:  President
      ----------------------------              --------------------------------

      Each of the undersigned acknowledges the above amendments and the assignment to CIT and confirms and agrees that all rights and privileges under the guaranty dated February 17, 1998 executed by each will inure to the benefit of CIT.


                                                     Confirmed
/s/ SIDNEY RICH             /s/ MEL RICH         /s/ SIDNEY RICH
------------------------    ------------------   ---------------------
SIDNEY RICH                 MELVIN RICH          SIDNEY RICH 10/7/

by Mel Rich as attorney-in-fact

      The undersigned acknowledges the above amendments and the assignment to CIT and confirms and agrees that all rights and privileges under its guaranty dated February 17, 1988, of the obligations of Phoenix Laboratories, Inc. and Great Earth Distribution, Inc. executed by the undersigned and its grant of a security interest to secure the guaranty will inure to the benefit of CIT. As further security to secure the undersigned's obligations to CIT under its guaranty, the undersigned specifically grants a security interest to CIT in all of the security interests granted to the undersigned by Great Earth International, Inc., Great Earth International Franchising Corp., Great Earth Stores, Inc. and Great Earth International Licensing Corp. (the "Great Earth Vitamins Subsidiaries") and assigns to CIT all of the notes due to the undersigned from Great Earth Vitamins, Ltd. in connection with that certain Stock Purchase Agreement dated June 8, 1991 and all collateral which secures said notes including the stock of the Great Earth Vitamins Subsidiaries.

EVERGOOD PRODUCTS CORPORATION


By: /s/  MEL RICH
    ----------------------------
Title:      V.P.
      ----------------------------

THE CIT GROUP/CREDIT FINANCE
810 Seventh Avenue
New York, NY  10019
212 974-7400
FAX:  212 974-7668


THE
CIT
GROUP

                                                December 16, 1991



Phoenix Laboratories, Inc.
175 Lauman Lane
Hicksville, New York 11801


Great Earth Distribution, Inc.
14211 Gannet Street
La Mirada, California 90638


                     RE:  Security Agreement (Accounts, etc.) executed
                          February 17, 1988, by and between Phoenix
                          Laboratories, Inc., ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc., ("CIT"), assignee of Fidelcor
                          Business Credit Corporation (the "Account
                          Agreement") Promissory Note in the original
                          principal balance of $800,000.00 (the "Note") and
                          all related agreements, documents, and instruments (collectively the "Financing Agreements")
                          ------------------------------------------------------

Gentlemen:

            The present term of your Financing Agreements with CIT expires on February 17, 1992. We have now agreed to an extension of the Financing Agreements and modifications of the Note as reflected by the Amended and Restated Promissory Note to be executed on the date hereof in the form annexed hereto under the terms and conditions set forth below.

            Accordingly, this will confirm our agreement to amend the Financing Agreements as follows:

            (1) Paragraph 6 of the printed portion of the Accounts Agreement is hereby deleted in its entirety and the following is substituted therefor:

                   "6. That Debtor will pay Trefoil for its advances made hereunder a charge of three and one-half percent (3 1/2%) per annum plus the rate of interest publicly announced by Manufacturers Hanover Trust Company in New York, New York, or its successor, from time to time as its reference rate (the reference rate is not intended to be the lowest rate of interest charged by

A company of
Dai-ichi Kangyo Bank and
Manufacturer's Hanover

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
December 16, 1991
Page 2


                   Manufacturers Hanover Trust Company to its borrowers), computed on a 360 day year. In the event of a change in the reference rate charged at the Manufacturers Hanover Trust Company, or its successor, adjustment hereunder shall be made on the day of such change in the reference rate. All charges shall be computed upon the average daily balances outstanding and charged to Debtor's account or paid monthly."

            (2) Paragraph G. of the Rider to the Accounts Agreement is amended to read:

                   "G. Trefoil agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), Trefoil shall make additional advances to Debtor, in such amounts from time to time determined by Trefoil in its sole discretion, of up to thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of up to twenty-five percent (25%) of the value of GED's acceptable and eligible unfinished goods inventory (collectively, the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by Trefoil. Except in Trefoil's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of
                         (a) $365,000.00 (the "GED Accounts Sublimit"), or (b) an amount equal to (i) thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, plus (ii) twenty-five percent (25%) of the value of GED's acceptable and eligible finished goods inventory, and (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $500,000.00 at any time outstanding. The GED Accounts Sublimit shall decrease by the amount of $25,000.00 on the first day of each month, commencing on January 1, 1992 until the GED Accounts Sublimit is zero."

            (3) The second sentence of paragraph F. of the Rider to the Accounts Agreement is amended to read:

                   "Debtor will pay all out-of-pocket costs of field examinations to be conducted by Trefoil as provided in paragraph 13 of the printed portion of the agreement plus $550.00 per person per day."

            (4) Paragraph H. of the Rider to the Accounts Agreement is amended to read:

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
December 16, 1991
Page 3


                   "Except in Trefoil's sole discretion, the aggregate principal amount of the advances made by Trefoil to Debtors under the Financing Agreements, including the Accounts Advances and the Inventory Advances shall not exceed the principal amount of $2,500,000.00 at any time outstanding (the "Credit Line")."

            (5) The first sentence of paragraph 26 of the printed portion of the Accounts Agreement is amended to read:

                   "That this Agreement shall remain in effect until February 17, 1994 and shall be deemed automatically renewed for successive periods of one year."

            In addition to all other fees at any time payable by Debtors to CIT, Debtors shall pay CIT on the date hereof and subsequently on each anniversary date of the Accounts Agreement, commencing with the February 17, 1993 anniversary date, a Facility Fee in the amount of $18,750.00, which fee is fully earned as of the date hereof and may be charged by CIT to any account of the Debtors maintained by CIT.

            All other terms and conditions of the Financing Agreements shall remain in full force and effect.

            Please evidence your agreement to the foregoing by signing below and returning this letter to us.

                                          Very truly your,

                                          THE CIT GROUP/CREDIT
                                          FINANCE, INC.


                                          By:   /s/
                                                --------------------------------
                                          Title:   VP
                                                --------------------------------

Agreed and Acknowledged:

PHOENIX LABORATORIES, INC.               GREAT EARTH DISTRIBUTION, INC.


By:   /s/                                By:         /s/ MEL RICH
      ----------------------------              --------------------------------
Title:  Pres                                 Title:         President
      ----------------------------              --------------------------------

Confirmed:

----------------------------------       /s/ MELVIN RICH
Sidney Rich                              ---------------------------------------
                                         Melvin Rich


EVERGOOD PRODUCTS CORPORATION


By:   /s/
      ----------------------------
     Title:  Pres

THE CIT GROUP/CREDIT FINANCE
810 Seventh Avenue
New York, NY  10019
212 974-7400
FAX:  212 974-7668


THE
CIT
GROUP

                                                June 19, 1992



Phoenix Laboratories, Inc.
175 Lauman Lane
Hicksville, New York 11801


Great Earth Distribution, Inc.
14211 Gannet Street
La Mirada, California 90638


                     RE:  Security Agreement (Accounts, etc.) executed
                          February 17, 1988, by and between Phoenix
                          Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc., ("CIT"), assignee of Fidelcor
                          Business Credit Corporation, (the "Accounts
                          Agreement") Second Amended and Restated Promissory
                          Note in the original principal balance of
                          $740,000.00 (the "Note") and all related agreements, documents, and instruments (collectively the "Financing Agreements")
                          ------------------------------------------------------

Gentlemen:

            You have requested that we grant you a $250,000.00 advance in excess of the contractual formulas set forth in the Financing Agreements. We have agreed to do so based on the amended terms and conditions set forth below and in the Second Amended and Restated Promissory Note which you have executed even date herewith:

            (1) Paragraph G. of the Rider to the Accounts Agreement is amended to read:

                   "G. Trefoil agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), Trefoil shall make additional advances to Debtor, in such amounts from time to time determined by Trefoil in its sole discretion, of up to thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of up to twenty-five percent (25%) of the value GED's acceptable and eligible finished goods inventory (collectively,

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
June 19, 1992
Page 2

                          the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by Trefoil. Except in Trefoil's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $365,000.00 (the "GED Accounts Sublimit"), or (b) an amount equal to (i) thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, plus
                          (ii) twenty-five percent (25%) of the value of GED's acceptable and eligible finished goods inventory, and
                          (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $500,000.00 at any time outstanding."


            In addition to all other fees at any time payable by you to CIT, you shall pay CIT on the date hereof a facility fee in the amount of $2,000.00 which fee is fully earned as of the date hereof and may be charged by CIT to any account of yours maintained by CIT.

            All other terms and conditions of the Financing Agreements shall remain in full force and effect.

            Please evidence your agreement to the foregoing by signing below and returning this letter to us.

                                          Very truly your,

                                          THE CIT GROUP/CREDIT
                                          FINANCE, INC.


                                          By:   /s/
                                                --------------------------------
                                          Title:   VP
                                                --------------------------------

Agreed and Acknowledged:

PHOENIX LABORATORIES, INC.               GREAT EARTH DISTRIBUTION, INC.


By: /s/ SIDNEY RICH                      By: /s/ MEL RICH
    ----------------------------              --------------------------------
Title:  President                        Title:  President
      --------------------------               -------------------------------


EVERGOOD PRODUCTS CORPORATION


By: /s/
    ------------------------------
Title: President
      ----------------------------

                  SECOND AMENDED AND RESTATED PROMISSORY NOTE

$740,000.00                                                 New York, New York
                                                            June ___, 1992



      FOR VALUE RECEIVED, PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION, INC. (individually and collectively the "Payor"), jointly and severally hereby promise to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation ("Payee"), at its offices located at 810 Seventh Avenue, New York, New York 10019, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of SEVEN HUNDRED FORTY THOUSAND DOLLARS ($740,000.00) in lawful money of the United States, in twenty one (21) installments, with the first three monthly installments in the amount of SIX THOUSAND ONE HUNDRED SIXTY SIX AND SIXTY SEVEN ONE HUNDREDTHS DOLLARS ($6,166.67) and thereafter the next seventeen consecutive monthly installments in the amount of TWELVE THOUSAND THREE HUNDRED THIRTY THREE AND THIRTY FOUR ONE HUNDREDTHS DOLLARS ($12,333.34) each payable on the first (1st) day of each consecutive month, commencing July 1, 1992, and one (1) final installment in the amount of the entire unpaid principal balance of this Note, payable February 17, 1994. Payor hereby further promises to pay interest to Payee in like money at said office or place on the unpaid principal balance hereof, computed at the rate of three and one-half percent (3 1/2%) per annum plus the reference rate as announced by Manufacturers Hanover Trust Company or its successor, in New York, New York from time to time as its reference rate (the reference rate is not intended to be the lowest rate of interest charged by Manufacturers Hanover Trust Company to its borrowers) and such interest shall be payable monthly on the first (1st) day of each month, commencing July 1, 1992. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

      This Note is secured by (i) the collateral described in the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Inventory Security Agreement and the Equipment Security Agreement, each executed February 17, 1988 by and between Payor and Fidelcor Business Credit Corporation ("Fidelcor"), assignor of Payee, and all related agreements, instruments (including but not limited to this Note) and documents granting collateral security to Payee or evidencing or creating indebtedness of Payor to Payee, all guaranties executed by third parties guaranteeing Payor's obligations to Payee, including those executed by: Sidney Rich, Melvin Rich and Evergood Products Corporation (the "Guarantors") (the foregoing, as the same may now exist and have been and may hereafter be amended, modified, replaced or supplemented, are hereafter collectively referred to as the "Financing Agreements").

      This Note supercedes and replaces but does not extinguish any of the unpaid liabilities and obligations under the Amended and Restated Promissory Note dated December 16, 1991, as amended, in the original principal amount of $740,000.00 by Payor in favor of Payee (the "Existing Note"). The indebtedness of Payor to Payee evidenced hereby shall be deemed to include the unpaid balance of the indebtedness including unpaid interest heretofore evidenced by the Existing Note and shall be repayable together with interest accrued and accruing and other sums in accordance with the terms hereof. Payor hereby acknowledges that Payor is as of the date hereof indebted to Payee, in the principal amount hereof, together with interest accrued and accruing through and after the date hereof, without offset, defense or counterclaim of any kind, nature or description whatsoever. The amendment and restatement contained herein shall not, in any manner be construed to constitute payment of, or impair, limit, cancel or extinguish the indebtedness evidenced by the Existing Note and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

      At the time any payment is due hereunder, Payee may, at its option, charge the amount thereof to any account of Payor maintained by Payee.

      If an event of default shall occur for any reason under any of the Financing Agreements, or if any of the Financing Agreements shall be terminated or not be renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently) Payee may, at its option, declare any or all of Payor's obligations under the Financing Agreements, including, but not limited to, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with costs and expenses of collection, including reasonable attorney's fees.

         Payee shall not be required to resort to any of the aforementioned collateral for payment, but may proceed against Payor and/or the Guarantors in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof. Payor hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice.

         In the event of any litigation with respect to any of the Financing Agreements, Payor waives the right to a trial by jury, all rights of set-off, and any right to interpose permissive counterclaims and cross-claims, and Payor consents to the jurisdiction of the courts of the State of New York and of any federal court locate din such State. Payor further waives personal service of any and all process upon Payor and consents that all such service of process may be made by certified mail, return receipt requested, directed to Payor at the address listed above or of which Payor advises Payee, in writing, and service so made shall be deemed complete three days after the same shall have been posted. This Note shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of Payor and inure to the benefit of Payee, its successors, endorsees and assigns.

         If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         The execution and delivery of this Note has been authorized by the board of directors of Payor.

                                             PHOENIX LABORATORIES, INC.

                                        By:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                             GREAT EARTH DISTRIBUTION, INC.

                                        By:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                          EVERGOOD PRODUCTS CORPORATION
                                 175 LAUMAN LANE
                           HICKSVILLE, NEW YORK 11801



                                              June _, 1992

Great Earth Vitamins, Ltd.
c/o Mitchell Feinglas
44 Old Aspetang Road
Katonah, New York  10536

      Re: $675,000.00 Secured Promissory Note dated July 12, 1991 $500,000.00 Secured Promissory Note Dated July 12, 1991
            -------------------------------------------------------

Gentlemen:

         We have assigned all of our rights under the above notes to The CIT Group/Credit Finance, Inc. ("CIT"). Accordingly, until you receive written notice from CIT directing you otherwise, all payments due on the above notes shall be made directly to CIT at its office at 810 Seventh Avenue, New York, New York 10019, attention 19th floor.


                                         Very truly yours,

                                         EVERGOOD PRODUCTS CORPORATION

                                       By:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------

The CIT Group/Credit Finance
810 Seventh Avenue
New York, NY 10019 212-974-7400 FAX: 212-974-7688

THE
CIT
GROUP
                                          June 19, 1992




Phoenix Laboratories, Inc.
175 Lauman Lane
Hicksville, New York  11801

      Re: $50,000.00 Merchandise Guaranty (in the form annexed hereto) in Favor of Hoffman LaRoche, Inc. (the "Merchandise Guaranty")
            -----------------------------------------------------------

Gentlemen:

You have requested that we open the Merchandise Guaranty and we have agreed to do so. In consideration of our opening the Merchandise Guaranty it is agreed that:

      1. You shall pay us a charge equal to three and one-half percent (3 1/2%) of the face amount of the Merchandise Guaranty from the date of issuance thereof to the date we are released from any obligation therefor.

      2. We shall have the right to charge your account, maintained with us, for any amount that we are called upon to pay under the Merchandise Guaranty.

      3. We shall have the right to reserve from your accounts receivable availability an amount which we may determine, in our sole discretion, to be sufficient to pay for' the Merchandise Guaranty.

      4. We shall not be responsible to you for the accuracy or propriety of any claim made or any payment made by us and our sole responsibility to you shall be for willful misconduct.

      5. In order to induce us to open the Merchandise Guaranty now or in the future, you hereby agree to indemnify us and hold us harmless against all claims, actions, demands, loss, damages and expenses (including attorney's fees), which may be made against us or which we may incur in connection with the Merchandise Guaranty.

      6. We shall be entitled to make payment under the Merchandise Guaranty to your supplier upon its demand, and all such payments shall be conclusive upon you according to the terms of the Merchandise Guaranty. Your sole recourse, in the event that we make payment under the Merchandise Guaranty, shall be against your supplier to whom the Merchandise Guaranty was extended.

      7. We shall have no responsibility to you for the quality or quantity of merchandise you have ordered and/or received, and your sole recourse with respect thereto shall be against your supplier.

      8. Our opening of the Merchandise Guaranty shall be secured by the security interest you have heretofore granted to us in your accounts receivable, inventory, equipment, real estate and any other collateral, as evidenced by the financing agreements executed between us on February 17, 1988 and any and all amendments thereto (collectively, the "Agreements").

All other terms and conditions of the Agreements shall continue in full force and effect.



                                                Very truly yours,

                                                THE CIT GROUP/CREDIT
                                                FINANCE, INC.

                                        By:  /s/
                                            ------------------------------------
                                     Title:  VP
                                            ------------------------------------
Agreed to:

PHOENIX LABORATORIES, INC.

   By:
       ------------------------------------
Title:
       ------------------------------------

                            CASH COLLATERAL AGREEMENT






                                             June 24, 1992


The CIT Group/Credit Finance, Inc.
810 Seventh Avenue
New York, New York  10019

Gentlemen:

         Reference is made to certain financing agreements between you and Phoenix Laboratories, Inc. and Great Earth Distribution, Inc. (individually and collectively the "Debtor"), including, but not limited to, that certain Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto) dated February 17, 1988 as amended (the foregoing, together with all other related agreements, documents or instruments, as the same may now exist or may hereafter be created, amended or supplemented, are collectively referred to herein as the "Financing Agreements").

         Reference is also made to the undersigned's guaranty of the obligations of the Debtor under the Financing Agreements (the "Guaranty").

         As an inducement for and in consideration of your extending financial accommodations to the Debtor and to secure the undersigned's guaranty, the undersigned hereby agrees as follows:

        (1) The undersigned hereby pledges to you, as cash collateral securing the Guaranty, the sum of $100,000.00 (the "Cash Collateral");

        (2) Your rights to the Cash Collateral shall be governed by the Guaranty and you shall have all rights and remedies afforded by law, including, but not limited to, all rights of a secured party under the Uniform Commercial Code.

Page Two

         CIT agrees that provided that no event of default has occurred under the Financing Agreements or the Guaranty, CIT shall pay interest on the first day of each month (commencing July 1, 1992) to the undersigned based on the rate of interest paid for thirty day certificates of deposit by Chemical Bank, in New York, New York on the last day of the preceding month.

         This Agreement shall be governed and construed by the laws of the State of New York and shall be binding upon and inure to the benefit of the successors and assigns of CIT and the undersigned.

                                                   Very  truly yours,


                                                  /s/ MELVIN RICH
                                                  ------------------------------
                                                      MELVIN RICH
Agreed and accepted:

THE CIT GROUP/CREDIT
FINANCE, INC.

   By: /s/
       --------------------------------
Title: Vice President
       --------------------------------

The CIT Group/Credit Finance
810 Seventh Avenue
New York, NY 10019 212-974-7400 FAX: 212-974-7688

THE
CIT
GROUP





                                                August  27, 1993




Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
175 Lauman Lane
Hicksville, New York  l180l

      Re: Security Agreement (Accounts, etc.) executed February 17,1988, by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc. ("CIT'"), assignee of Fidelcor Business Credit Corporation (the "Accounts Agreement"), Second Amended and Restated Promissory Note in the original principal balance of $740,000 (the "Note"), as amended, and all related agreements, amendments, documents and instruments collectively, the "Financing Agreements")
          ---------------------------------------------------------------------

Gentlemen:

         The present term of your Financing Agreements with CIT expires February 17, 1994. We have now agreed to an extension of the Financing Agreements and modifications of the Note as reflected by the Third Amended and Restated Promissory Note to be executed on the date hereof in the form annexed hereto under the terms and conditions set forth below.

         Accordingly, this will confirm our agreement to amend the Financing Agreements as follows:


1. Paragraph 6 of the printed portion of the Accounts Agreement is hereby deleted in its- entirety and the following is substituted therefor:

         "6. That Debtor will pay Trefoil for its advances made hereunder a charge of three and one-half percent (3 1/2%) per annum plus the rate of interest publicly announced by Chemical Bank, New York, New York from time to time as it prime rate (the prime rate is not intended to be the lowest rate of interest charged by Chemical Bank to its borrowers), computed on a 360 day year. In the event of a change in the prime rate charged at Chemical Bank, adjustment hereunder

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
August 27, 1993
Page 2

         shall be made on the day of such change in the prime rate. All charges shall be computed upon the average daily balances outstanding and charged to Debtor' s account or paid monthly."

2.       Paragraph G. of the Rider to the Accounts Agreement is amended to read:

         "G. Trefoil agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), Trefoil shall make additional advances to Debtor, in such its sole discretion, of up to thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of up to thirty-five percent (35%) of the value of GED's acceptable and eligible finished goods inventory (collectively, the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by Trefoil. Except in Trefoil's sole discretion,(1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $365,000 the "GED Accounts Sublimit"), or (b) an amount equal to (i) thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, plus (ii) thirty-five percent (35%) of the value of GED's acceptable and eligible finished goods inventory, and
         (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $750,000 at any time outstanding with a further sublimit at any time outstanding of $460,000 against the GED acceptable and eligible finished goods inventory. The GED Accounts sublimit shall reduce by $10,000 per month commencing December 1, 1993."

3.       Paragraph H. of the Rider to the Accounts Agreement is amended to read:

         "Except in Trefoil's sole discretion, the aggregate principal amount of the advances made by Trefoil to Debtors under the Financing Agreements, including the Accounts Advances and the Inventory Advances shall not exceed the principal amount of $3,500,000 at any time outstanding (the "Credit Line")."

4. The first sentence of paragraph J. of the Rider to the Accounts Agreement is amended to read:

         "In consideration of Trefoil entering into this Agreement and incurring accounting, operating and management expenses. Debtors shall pay to Trefoil each calendar month a minimum charge equal to the amount of interest Debtors would pay

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
August 27, 1993
Page 3

           Trefoil if they at all times had an aggregate average daily cash balance outstanding of $1,500,000 bearing interest at the rate provided for in Paragraph 6 of the printed portion of this Agreement."

5. The first sentence of paragraph 26 of the printed portion of the Accounts Agreement is amended to read:

           "That this Agreement shall remain in effect until February 17, 1995 and shall be deemed automatically renewed for successive terms of one year."

6. After the first sentence of paragraph P. of the Rider to the Accounts Agreement the following sentence is hereby added:

           "Without in any way limiting Trefoil's rights to withhold and set up reserves, in its sole discretion, Trefoil shall have the right to establish a reserve from Debtor's availability upon a default by GED pursuant to its lease agreement with Livingston Pharmaceutical Distribution, Inc. for any amount in excess of $100,000 at any time outstanding."

7. Paragraph Q. is hereby added after Paragraph P. of the Rider to the Accounts Agreement:

           "Q. Trefoil agrees that in addition to the Accounts Advances and Inventory Advances, Trefoil shall make additional advances to Debtor of up to 100% against any cash collateral pledged by any guarantor of the obligations to secure his guaranty. Such advances shall not exceed $200,000 in the aggregate at any time outstanding."

8. You agree to execute a cash collateral agreement on the date hereof in the form annexed hereto, in connection with monies pledged by Melvin Rich to CIT in the amount of $200,000 which monies are and shall continue to be placed in certificates of deposit in the name of CIT.

9. Phoenix and GED agree to execute on or about the date hereof a Letter of Credit Agreement (the "L/C Agreement") in the form annexed hereto by which Phoenix and GED can open letters of credit, banker's acceptances and/or merchandise guaranties in accordance with the terms of said L/C Agreement in the aggregate amount of $150,000.

10. Phoenix and GED to direct Livingston Pharmaceutical Distribution, Inc. ("LPD") to execute a warehouse agreement, including but not limited to a provision, in which LPD agrees

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
August 27, 1993
Page 4


           to give CIT a monthly report of all distribution service charges and other fees which are owed by GED (the "LPD charges") and LPD's agreement that it shall subordinate all of its rights in and to GED's inventory, located at LPD's warehouse until all advances against the GED inventory have been repaid. After CIT's advances against the GED inventory are repaid in full, LPD's claim (including any statutory lien) against the GED inventory shall be limited to $100,000.

           In addition to all other fees at any time payable by Debtors to CIT, Debtors shall pay CIT on each anniversary date of the Accounts Agreement, commencing with the February 17, 1994 anniversary date, a Facility Fee in the amount of $35,000, which fee is fully earned as of the date hereof and may be charged by CIT to any account of the Debtors maintained by CIT.

           All other terms and conditions of the Financing Agreements shall remain in full force and effect.

           Please evidence your agreement to the foregoing by signing in the space provided below and returning this letter to us.

                                          Very truly yours,



                                          THE CIT GROUP/CREDIT
                                          FINANCE, INC.

                                          By: /s/
                                             -----------------------------------
                                          Title:  VP
                                                --------------------------------

Agreed to:

PHOENIX LABORATORIES, INC.                GREAT EARTH DISTRIBUTION, INC.

   By: /s/                                   By: /s/
       --------------------------------         --------------------------------
Title: Pres                               Title: V. Pres.
       --------------------------------         --------------------------------

Confirmed:

/s/ SIDNEY RICH
---------------------------------         ------------------------------------
SIDNEY RICH                               MELVIN RICH


EVERGOOD PRODUCTS CORPORATION

By: /s/
    -----------------------------
Title: Pres
      ---------------------------

The CIT Group/Credit Finance
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100

                           LETTER OF CREDIT AGREEMENT

                                                August __, 1993

THE
CIT
GROUP


Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
175 Lauman Lane
Hicksville, NY 11801

Gentlemen:

      This Agreement shall supplement the Security Agreement (Accounts, etc.) dated February 17, 1988 (the "Loan Agreement") and the other security and/or financing agreements, each executed by you and/or related parties in our favor (all of the foregoing, including, but not limited to, this Agreement, together with all related documents, instruments, notes, guaranties and agreements as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed or replaced, are collectively referred to herein as the "Agreements").

      We may, from time to time, in our sole discretion, at your request and for your account: (i) issue or open letters of credit and/or merchandise purchase guaranties for the purchase of goods and services in the ordinary course of your business or for any other purpose approved by us, (ii) assist you in establishing or opening letters of credit for such purposes by indemnifying the issuer thereof or guaranteeing your payment and performance to such issuer in connection therewith, and/or (iii) issue or guarantee drafts and acceptances relating to the foregoing or otherwise. All such letters of credit, merchandise purchase or other guaranties and other such financial accommodations are referred to herein individually as a "Credit" and collectively as "Credits". These arrangements shall be handled by us subject to the following terms and conditions:

      1. The opening or issuance of any Credit shall at all times and in all respects be in our sole discretion. The amount and extent of any Credits and the terms and conditions thereof, shall in all respects be determined solely by us and shall be subject to change, modification and revision by us, at any time and from time to time.

      2. Any indebtedness, liability or obligation of any sort whatsoever however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Credit, or otherwise (herein the "Obligations") shall be incurred solely as an accommodation to you and for your account. Obligations shall include, without limitation, (a) all amounts due or which may become due under any Credit: (b) all amounts charged or chargeable to you or to us by any bank, other financial institution or correspondent bank which opens, issues or is involved with such Credits; (c) any other charges of an issuer of any Credit; (d) our fees and commissions and all fees and commissions of an issuer of any Credit;
            (e) duties, freight, taxes, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Obligations or Credits or to the goods or documents relating thereto: and (f) our charges as herein provided. We shall have the right, at any time and without notice to you, to charge your account on our books with the amount of any and all such Obligations. All Obligations are to be repaid to us solely in United States currency.

      3. As additional security for the prompt and indefeasible payment in full of all of your present and future obligations, liabilities and indebtedness, whether under the Agreements, any other agreement between us or otherwise, as well as to secure the payment in full of all of the Obligations, you hereby pledge and grant to us a continuing security interest in and general lien upon the following property acquired by you in connection with any Credits, whether now owned or hereafter acquired by you, wherever located, whether in transit or not (collectively, the "Collateral"): (a) all raw materials, work-in-process, finished goods and all other inventory and goods of whatsoever kind or nature, wherever located, including inventory or goods in transit; (b) documents of payment, transport and title or the equivalents thereof, including, without limitation, all warehouse receipts, bills of lading, shipping documents, chattel paper and instruments, all whether negotiable or not; and (c) all cash and non-cash proceeds thereof of whatever sort and however arising. All collateral granted to us under the Agreements shall also secure all Obligations hereunder.

      4. You warrant and represent that we have and shall have at all times a valid and effective first and paramount lien on and security interest in all said Collateral and that your title to said Collateral is unencumbered by any other liens except as permitted under the Agreements. You also warrant and represent that all sales of any goods or inventory covered hereby shall be made by you in the ordinary course of business and the accounts arising from such sales and proceeds thereof shall be transferred and assigned to us pursuant to the Agreements; and you confirm that our lien and security interest extends and attaches to those accounts and proceeds. Further, you warrant and represent that, except as you otherwise advise us in writing at the time of your request for such accommodations, all Credits are being opened to cover actual purchase of goods and inventory solely for your account, and said goods will not be sold or transferred, other than as herein provided without our specific, prior written consent. You agree to comply with the requirements of any and all laws in order to grant to us and maintain in our favor, a valid first lien upon and security interest in the Collateral and to do whatever we may request from time to time in order to effect the purposes of this Agreement, including, but without limitation, filing financing statements, keeping records and making reports on the Collateral to us, advising us of the location of all Collateral, marking, labeling, and segregating such Collateral and obtaining any necessary agreements or waivers with regard to the Collateral.

      5. You unconditionally agree to indemnify us and hold us harmless from any and all loss, claim or liability arising from any transactions or occurrences relating to any Credit established or opened for your account, the Collateral relating thereto and any drafts or acceptances thereunder, and all Obligations hereunder, including any such loss or claim due to any action taken by an issuer of any Credit. You further agree to hold us harmless for any errors or omissions, whether caused by us, by the issuer of a Credit or otherwise. Your unconditional obligation to us hereunder shall not be modified or diminished for any reason or in any manner whatsoever. You agree that any charges made to us for your account by an issuer of any Credit shall be conclusive on us and may be charged to your account.

      6. We shall not be responsible for: the existence, character, quality, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Credits or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and yourselves. Furthermore, without being limited by the foregoing, we shall not be responsible for any act or omission with respect to or in connection with any Collateral.

      7. You agree that any action taken by us, if taken in good faith, or any action taken by an issuer of any Credit, under or in connection with any Credit or the Collateral, shall be binding on you and shall not create any resulting liability to us. In furtherance thereof, we shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all applications for steamship or airways guarantees, indemnities or delivery orders: to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications or Credits; or all in our sole name, and the issuer thereof shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from us, all without any notice to or any consent from you.

      8. Without our express consent and endorsement in writing, you agree not to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all applications for steamship or airways guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications or Credits.

      9. You warrant and represent that all shipments made under any Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. You assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely your risk, liability and responsibility.

      10. Any rights, remedies, duties or obligations granted or undertaken by you to any issuer of a Credit in any application for a Credit, or any standing agreement relating to the Credits or otherwise, shall be deemed to have been granted to us and apply in all respects to us and shall be in addition to any rights, remedies, duties or obligations contained herein.

      11. You hereby agree that prior to your repayment of the Obligations, we may be deemed to be the absolute owner of, with unqualified rights to possession and disposition of, all Collateral, all of which may be held by us as security as herein provided. Should possession of any such Collateral be transferred to you, it shall continue to serve as security as herein provided, and any goods or inventory covered hereby may be sold, transferred or disposed of only as herein above provided.

      12. You agree to maintain insurance on the Collateral and we shall have rights with respect thereto as provided in the Loan Agreement.

      13. On breach by you of any of the terms or provisions of this Agreement, or the occurrence of an event of default under the other Agreements or any other agreement now or hereafter entered into between us, or on the nonpayment when due of any Obligations or other indebtedness owing to us, whether or not the Agreements shall continue, or upon your calling a meeting of your creditors, making a general assignment for the benefit of creditors or if there is filed by or against you a petition in bankruptcy or for the appointment of a receiver or there is commenced under any bankruptcy or insolvency law proceedings for your relief or for the composition, extension, arrangement or adjustment of any of your obligations, or your business is discontinued as a going concern, we shall have the right, with or without notice to you, to foreclose the lien and security interest created herein by any available judicial procedure, or to take possession of the Collateral without judicial process, and to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral. In the event we or any issuer of a Credit institute an action to recover any of the Collateral or seek recovery of the Collateral by way of prejudgment remedy, you hereby waive the posting of any bond which might otherwise by required. We shall have the right to sell, lease. or otherwise dispose of all or any part of the Collateral, whether the goods have arrived or are to arrive, in its then condition or after further preparation or processing, in your name or in ours, or in the name of such party as we may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as we in our sole discretion may deem advisable, and we shall have the right to purchase at any such sale. You agree, at our request, to assemble the Collateral and to make it available to us at places which we shall select, whether your premises or elsewhere, and to make it available to us all of your premises and facilities for the purpose of our taking possession of, removing or putting the Collateral in saleable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and then to the satisfaction of the Obligations or other indebtedness to us, application as to particular Obligations or as to principal or interest to be in our absolute and sole discretion. You shall be liable to us for, and shall pay to us on demand, any deficiency which may remain after such sale, lease or other disposition, and we in turn agree to remit to you any surplus resulting therefrom. We shall have all rights of a secured party under the Uniform Commercial Code. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

      14. In addition to any charges, fees or expenses charged to us for your account by an issuer of any Credit in connection with these transactions (all of which will be charged to your account and when made by the issuer shall be conclusive on us) we shall be entitled to charge your account monthly with the following commissions for our services hereunder: (a) a charge of three and one-half percent (3 1/2%) per annum on all amounts available under any Credits (except the fee shall be four percent (4%) per annum for any standby letters of credit). The principal amount of Credits outstanding at any time shall not exceed $150,000 subject to your availability under the Loan Agreement.

      15. This Agreement, which is subject to modification only in writing, is supplementary to, and is to be considered as a part of the Agreements and shall take effect when dated, accepted and signed in the State of New York by one of our officers.

      If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copies of this letter, after which we will return a fully executed copy to you for your files.

                                          Very truly yours,

                                          THE CIT GROUP/CREDIT
                                          FINANCE, INC.

                                     By: /s/
                                         ---------------------------------------
                                   Title: VP
                                         ---------------------------------------

Read and Agreed to:

PHOENIX LABORATORIES, INC.

By: /s/
   ----------------------------------
Title: Pres.
      -------------------------------

GREAT EARTH DISTRIBUTION, INC.

By: /s/
   ----------------------------------
Title: V. Pres.
      -------------------------------

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE

$740,000                                                    New York, New York
                                                            August __, 1993

       FOR VALUE RECEIVED, PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION, INC. (individually and collectively the "Payor"), jointly and severally hereby promise to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation ("Payee"), at its offices located at 135 West 50th Street, New York, New York 10020, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of SEVEN HUNDRED FORTY THOUSAND DOLLARS ($740,000.00) in lawful money of the United States, in nineteen
(19) installments, with the first six monthly installments in the amount of SIX THOUSAND ONE HUNDRED SIXTY SIX AND SIXTY SEVEN ONE HUNDREDTHS DOLLARS ($6,166.67) and thereafter the next twelve consecutive monthly installments in the amount of TWELVE THOUSAND THREE HUNDRED THIRTY THREE AND THIRTY FOUR ONE HUNDREDTHS DOLLARS ($12,333.34) each payable on the first (1st) day of each consecutive month, commencing September 1, 1993, and one (1) final installment in the amount of the entire unpaid principal balance of this Note, payable February 17, 1995. Payor hereby further promises to pay interest to Payee in like money at said office or place on the unpaid principal balance hereof, computed at the rate of three and one-half percent (3 1/2%) per annum plus the prime rate as announced by Chemical Bank or its successor, in New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by Chemical Bank to its borrowers) and such interest shall be payable monthly on the first (1st) day of each month, commencing September 1, 1993. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

      This Note is secured by (i) the collateral described in the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Inventory Security Agreement and the Equipment Security Agreement, each executed February 17, 1988 by and between Payor and Fidelcor Business Credit Corporation ("Fidelcor"), assignor of payee, and all related agreements, instruments (including but not limited to this Note) and documents granting collateral security to Payee or evidencing or creating indebtedness of Payor to Payee, all guaranties executed by third parties guaranteeing Payor's obligations to Payee, including those executed by: Sidney Rich, Melvin Rich and Evergood Products Corporation (the "Guarantors") (the foregoing, as the same may now exist and have been and may hereafter be amended, modified, replaced or supplemented, are hereafter collectively referred to as the "Financing Agreements").

      This Note supercedes and replaces but does not extinguish any of the unpaid liabilities and obligations under the Second Amended and Restated Promissory Note dated June 19, 1992, in the original principal. amount of $740,000.00 by Payor in favor of Payee (the "Existing Note"). The indebtedness of Payor to Payee evidenced hereby shall be deemed to include the unpaid balance of the indebtedness including unpaid interest heretofore evidenced by the Existing Note and shall be repayable together with interest accrued and accruing and other sums in accordance with the terms hereof. Payor hereby acknowledges that Payor is as of the date hereof indebted to Payee, in the principal amount hereof, together with interest accrued and accruing through and after the date hereof, without offset, defense or counterclaim of any kind, nature or description whatsoever. The amendment and restatement contained herein shall not, in any manner be construed to constitute payment of, or impair, limit, cancel or extinguish the indebtedness evidenced by the Existing Note and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

      At the time any payment is due hereunder, Payee may, at its option, charge the amount thereof to any account of Payor maintained by Payee.

      If an event of default shall occur for any reason under any of the Financing Agreements, or if any of the Financing Agreements shall be terminated or not be renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently) Payee may, at its option, declare any or all of Payor's obligations under the Financing Agreements, including, but not limited to, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with costs and expenses of collection, including reasonable attorney's fees.

      Payee shall not be required to resort to any of the aforementioned collateral for payment, but may proceed against Payor and/or the Guarantors in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof. Payor hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice.

      In the event of any litigation with respect to any of the Financing Agreements, Payor waives the right to a trial by jury, all rights of set-off, and any right to interpose permissive counterclaims and cross-claims, and Payor consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State. Payor further waives personal service of any and all process upon Payor and consents that all such service of process may be made by certified mail, return receipt requested, directed to Payor at the address listed above or of which Payor advises Payee, in writing, and service so made shall be deemed complete three days after the same shall have been posted. This Note shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of Payor and inure to the benefit of Payee, its successors, endorsees and assigns.

      If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

      The execution and delivery of this Note has been authorized by the board of directors of Payor.

PHOENIX LABORATORIES, INC.


By: /s/
    -----------------------------
Title: Pres.
      ---------------------------


GREAT EARTH DISTRIBUTION, INC.

By: /s/
    -----------------------------
Title:   V. Pres.
      ---------------------------

                           CASH COLLATERAL AGREEMENT


                                          August __, 1993


The CIT Group/Credit Finance, Inc.
135 West 50th Street
New York, New York 10020

Gentlemen:

      Reference is made to certain financing agreements between you and Phoenix Laboratories, Inc. and Great Earth Distribution, Inc. (individually and collectively the "Debtor"), including, but not limited to, that certain Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto) dated February 17, 1988 as amended (the foregoing, together with all other related agreements, documents or instruments, as the same may now exist or may hereafter be created, amended or supplemented, are collectively referred to herein as the "Financing Agreements").

      Reference is also made to the undersigned's replacement guaranty of the obligations of the Debtor under the Financing Agreements executed on or about June 1992 (the "Guaranty").

      As an inducement for and in consideration of your extending financial accommodations to the Debtor and to secure the undersigned's guaranty, the undersigned hereby agrees as follows:

      1. The undersigned has pledged to you, as cash collateral securing the Guaranty, the sum of $200,000 (the "Cash Collateral");

      2. Your rights to the Cash Collateral shall be governed by the Guaranty and you shall have all rights and remedies afforded by law, including, but not limited to, all rights of a secured party under the Uniform Commercial Code.

      3. The Cash Collateral shall be invested in a thirty day certificate of deposit in CIT's name at Chemical Bank, New York, New York.

The CIT Group/Credit Finance, Inc.,
August __, 1993

Page Two


      CIT agrees that provided that no event of default has occurred under the Financing Agreements or the Guaranty, CIT shall pay interest on the first day of each month (commencing September 1, 1993) to the undersigned based on the rate of interest paid for thirty day certificates of deposit by Chemical Bank, in New York, New York on the last day of the preceding month.

      This Agreement shall be governed and construed by the laws of the State of New York and shall be binding upon and inure to the benefit of the successors and assigns of CIT and the undersigned


                                                Very truly yours,



                                                /s/ MELVIN RICH
                                                --------------------------------
                                                    MELVIN RICH

Agreed and Accepted:

THE CIT GROUP/CREDIT
FINANCE, INC.

By: /s/
   ------------------------------
Title: VP
      ---------------------------

[LETTERHEAD OF RAICH ENDE MALTER LERNER & CO.
   CERTIFIED PUBLIC ACCOUNTANTS

                                                          MEMORANDUM

TO:         MARK BARNES

From:       CHARLES D. RAICH

Date:       SEPTEMBER 9, 1993

Re:         AGREEMENT WITH CIT

--------------------------------------------------------------------------------

  I would suggest that you add the following language at the bottom of page two
  (2) of the CIT agreement entitled Notification of security Interest:

        It is mutually agreed that all charges due LFDI from the date of notification of LFDI by CIT of default by the borrower will be paid to LPDI by CIT in accordance with the terms of the contract then in effect between GED and LPDI.

  If this language is satisfactory please have it added to the copy of the CIT agreement you now have and fax the same to me at (516) 228-9122 so that we can expedite our closing at which time CIT will wire to you on GED's behalf, $100,000.

  BY FAX
  /jam

THE CIT GROUP/CREDIT FINANCE
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100


THE
CIT
GROUP

                                      August __, 1993

Livingston Pharmaceutical Distribution, Inc.
111 Continental Drive, Ste. 211
Newark, Delaware 19713

      Re:   NOTIFICATION OF SECURITY INTEREST

Gentlemen:

Please be advised that Great Earth Distribution, Inc. ("GED") has granted to us a security interest in all of its inventory and goods stored at any time at your warehouse, as part of our secured financing arrangements.

You are to abide solely by our written instructions regarding the release of any of said goods and inventory.

For the present, we instruct you to continue to release cases of inventory and goods daily, pursuant to directions given to you by GED. The foregoing shall remain subject to our right to change such instructions at any time by giving you written notice of any such change.

You hereby acknowledge receipt of the foregoing notice and agree to abide by all written instructions that The CIT Group/Credit Finance, Inc. ("CIT") may from time to time hereafter give to the undersigned with respect to goods and inventory which are at any time stored by GED in the undersigned's warehouse. The undersigned certifies: that it does not now know of any security interest or claim with respect to said goods other than the security interest which is the subject of this agreement; that no negotiable warehouse receipts have been or will be issued by the undersigned with respect to said goods; and that no non-negotiable warehouse receipts have been or will be issued by the undersigned with respect to such goods, except non-negotiable warehouse receipts in the name of GED or in the name of CIT.

You subordinate your warehouseman's lien in favor of CIT. You have agreed that you will not assert any claim (including any

A company of
Dai-Ichi Kangyo Bank and
Chemical Banking Corporation
warehouseman's lien) against the inventory until the advance by CIT to GED against the GED inventory (in a maximum amount of $460,000) has been repaid in full. You agree on a monthly basis to provide CIT with an accounting of all charges owed to you by GED.

After the QED inventory loan has been repaid in full, you may assert a claim against any inventory remaining in your warehouse for up to $100,000. Any inventory remaining after satisfaction of your $100, 000 claim shall be subject to CIT's first priority security interest and any further claims you have shall be subordinate to CIT.

Please sign your agreement to all of the terms of this letter in the space provided below and return this letter to us at the address set forth above. A copy is enclosed for your records.

                                          Very truly yours,

                                          THE CIT GROUP CREDIT
                                          FINANCE, INC.

                                          By: /s/
                                             -----------------------------------
                                          Title: VP
                                                --------------------------------

Agreed to and accepted:

LIVINGSTON PHARMACEUTICAL                 GREAT EARTH DISTRIBUTION, INC.
DISTRIBUTION, INC.


   By:                                      By:
      ------------------------------           ---------------------------------
Title:                                   Title:
      ------------------------------           ---------------------------------
warehouseman's lien) against the inventory until the advance by CIT to GED against the GED inventory (in a maximum amount of $460,000) has been repaid in full. You agree on a monthly basis to provide CIT with an accounting of all charges owed to you by GED.

After the GED inventory loan has been repaid in full, you may assert a claim against any inventory remaining in your warehouse for up to $1000,000. Any inventory remaining after satisfaction of your $100,000 claim shall be subject to CIT's first priority security interest and any further claims you have shall be subordinate to CIT.

Please sign your agreement to all of the terms of this letter in the space provided below and return this letter to us at the address set forth above. A copy is enclosed for your records.

                                          Very truly yours,

                                          THE CIT GROUP CREDIT
                                          FINANCE, INC.

                                       By: /s/
                                          -----------------------------------
                                       Title: VP
                                             --------------------------------

Agreed to and accepted:

LIVINGSTON PHARMACEUTICAL                 GREAT EARTH DISTRIBUTION, INC.
DISTRIBUTION, INC.

By: /s/                                   By:
   ----------------------------              --------------------------------
Title: President                       Title:
      -------------------------              --------------------------------

B9EVERGOOD

It is mutually agreed that all charges which arise after the date of notification of LPDI by CIT of default by the borrower will be paid to LPDI by CIT in accordance with the terms of the contract then in effect between GED and LPDI.

THE CIT GROUP CREDIT                      GREAT EARTH DISTRIBUTION, INC.
FINANCE, INC.

By:                                       By:
   ----------------------------              --------------------------------
Title:                                 Title:
      -------------------------              --------------------------------

LIVINGSTON PHARMACEUTICAL DISTRIBUTION, INC.

   By: /s/
      -------------------------
Title:  President
      -------------------------

THE CIT GROUP/CREDIT FINANCE
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100

THE
CIT
GROUP

                                    December 23, 1994

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
175 Lauman Lane
Hicksville, New York 11801

Re: Security Agreement (Accounts, etc.) executed February 17, 1988, by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ( "GED") and The CIT Group/Credit Finance, Inc. ("CIT), assignee of Fidelcor Business Credit Corporation (the "Accounts Agreement"), Second Amended and Restated Promissory Note in the original principal balance of $740,000 (the "Note"), as amended, and all related agreements, amendments, documents and instruments collectively, the "Financing Agreements")
      --------------------------------------------------------------------------

Gentlemen:

      As you are aware, your present contract term expires on February 17, 1995. Pursuant to paragraph 26 of the Accounts Agreement and our December 15, 1994 letter agreement, in order to give you notice of termination of the contract effective February 17, 1995, CIT must notify you on or before December 28, 1994. We are discussing an amendment and extension to the financing agreements. Please confirm our agreement to extend the time period in which we have to give you notice of termination to January 6, 1995. This will give us time to finalize the amendment to the financing agreements and avoid our having to send you notice of termination today.

      Please evidence your agreement to the foregoing by signing in the space provided below and returning this letter to us.

                                    Very truly yours,

                                    THE CIT GROUP/CREDIT FINANCE, INC.

                                    By: /s/ Angela Santi
                                       -----------------------------------------
                                    Title: AVP
                                          --------------------------------------
Agreed to and accepted:

PHOENIX LABORATORIES, INC.                GREAT EARTH DISTRIBUTION, INC.


By: /s/                             By: /s/ MEL RICH
   ----------------------------        -----------------------------------------
Title:  Pres.                       Title: Pres.
      -------------------------           --------------------------------------

A company of
Dai-Ichi Kangyo Bank and
Chemical Banking Corporation

THE CIT GROUP/CREDIT FINANCE
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100

THE
CIT
GROUP


                                             January 4, 1995

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
175 Lauman Lane
Hicksville, New York 11801

Re: Security Agreement (Accounts, etc.) executed February 17, 1988, by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc. ("CIT), assignee of Fidelcor Business Credit Corporation (the "Accounts Agreement"), Third Amended and Restated Promissory Note in the original principal balance of $740,000 (the "Note"), as amended, and all related agreements, amendments, documents and instruments, collectively, the "Financing Agreements") GED and Phoenix may be hereinafter referred to as the "Debtors"
      --------------------------------------------------------------------------

Gentlemen:

      The present term of your Financing Agreements with CIT expires February 17, 1995. We have now agreed to an extension of the Financing Agreements and modifications of the Note as reflected by the Fourth Amended and Restated Promissory Note to be executed on the date hereof in the form annexed hereto under the terms and conditions set forth below.

      Accordingly, this will confirm our agreement to amend the Financing Agreements as follows:

1. The second sentence of paragraph F. of the rider to the Accounts Agreement is amended to read:

      "Debtor will pay all out-of-pocket costs of field examinations to be conducted by Trefoil as provided in paragraph 13 of the printed portion of the agreement plus $650.00 per person per day."

2.    Paragraph G. of the Rider to the Accounts Agreement is amended to read:

A company of
Dai-Ichi Kangyo Bank and
Chemical Banking Corporation

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
January 4, 1995
Page 2

      "G. Trefoil agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), Trefoil shall make additional advances to Debtor, in its sole discretion, of up to thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of up to thirty-five percent (35%) of the value of GED's acceptable and eligible finished goods inventory (collectively, the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by Trefoil. Except in Trefoils sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $450,000 (the "GED Accounts Sublimit"), or (b) an amount equal to (i) thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, plus
      (ii) thirty-five percent (35%) of the value of GED's acceptable and eligible finished goods inventory, and (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $750,000 at any time outstanding with a further sublimit at any time outstanding of $460,000 against the GED acceptable and eligible finished goods inventory. In the event that Borrower has negative Cash Flow (defined below) in excess of $25,000 for any quarter of its fiscal year calculated commencing with the quarter ending December 31, 1994, then the GED Accounts Sublimit shall be reduced by $100,000, with subsequent reductions of $100,000 for each subsequent quarter in which there is negative Cash Flow in excess of $25,000. Cash Flow is defined as: Net income plus depreciation and amortization less capital expenditures and debt service."

3. The first sentence of paragraph J. of the Rider to the Accounts Agreement is amended to read:

      "In consideration of Trefoil entering into this Agreement and incurring accounting, operating and management expenses, Debtors shall pay to Trefoil each calendar month a minimum charge equal to the amount of interest Debtors would pay Trefoil if they at all times had an aggregate average daily cash balance outstanding of $2,000,000 bearing interest at the rate provided for in Paragraph 6 of the printed portion of this Agreement."

4. Paragraph 20 of the printed portion of the Accounts Agreement is amended to provide that you will provide CIT with quarterly financial statements compiled by an independent certified public accountant and annual financial statements reviewed by

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
January 4, 1995
Page 3


      a certified public accountant and accompanied by a certified opinion on the fiscal year end accounts receivable and inventory balances.

5. The first sentence of paragraph 26 of the printed portion of the Accounts Agreement is amended to read:

      "That this Agreement shall remain in effect until February 17, 1997 and shall be deemed automatically renewed for successive terms of one year."

6.    [DELETED AND INITIALED BY /s/ SR; MR and AS

7. Within 30 days of the date hereof, GED to obtain a termination of the UCC financing statements filed by Pharmachem Laboratories, Inc. ("Pharmachem") in March, 1992 in New York State, Nassau County and California or a subordination agreement executed by Pharmachem in which it acknowledges that its security interest in any property of GED is subordinate to the security interest of CIT and that it will not enforce its rights against the property until all of GED's obligations to CIT are repaid in full.

      This will confirm that in addition to all other fees at any time payable by Debtors to CIT, Debtors shall pay CIT on each anniversary date of the Accounts Agreement, a Facility Fee in the amount of $35,000, which Facility Fees that are due to be paid on February 17, 1995 and February 17, 1996 (aggregating $70,000) are fully earned as of the date hereof and shall become immediately payable upon termination of the Financing Agreements. Each Facility Fee may be charged by CIT to any account of the Debtors maintained by CIT.

      All other terms and conditions of the Financing Agreements shall remain in full force and effect.

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
January 4, 1995
Page 4

      Please evidence your agreement to the foregoing by signing in the space provided below and returning this letter to us.

                                       Very truly yours,

                                       THE CIT GROUP./CREDIT
                                       FINANCE, INC.


                                    By: /s/ Angela Santi
                                       -----------------------------------------
                                    Title: AVP
                                          --------------------------------------
Agreed to and accepted:

PHOENIX LABORATORIES, INC.                GREAT EARTH DISTRIBUTION, INC.


By: /s/ SIDNEY RICH                 By: /s/ MEL RICH
   ----------------------------        -----------------------------------------
Title:  Pres.                       Title: Pres.
      -------------------------           --------------------------------------

Confirmed:

/s/ SIDNEY RICH                        /s/ MELVIN RICH
--------------------------------       -----------------------------------------
SIDNEY RICH                               MELVIN RICH

EVERGOOD PRODUCTS CORPORATION

By: /s/ SIDNEY RICH
   ----------------------------
Title: President
      -------------------------

The CIT Group/Credit Finance
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100

THE
CIT
GROUP

                                    January 6, 1995

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
175 Lauman Lane
Hicksville, NY  11801

      Re:   Security Agreement (Accounts, etc.) executed February 17, 1988, by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc. ("CIT"), assignee of Fidelcor Business Credit Corporation (the "Accounts Agreement"), Second Amended and Restated Promissory
            Note in the original principal balance of $740,000 (the "Note"), as amended, and all related agreements, amendments, documents and instruments collectively, the "Financing Agreements")
            -----------------------------------------------------------------

Gentlemen:

      As you are aware, your present contract term expires on February 17, 1995. Pursuant to paragraph 26 of the Accounts Agreement and our December 15, 1994 and December 23, 1994 letter agreement, in order to give you notice of termination of the contract effective February 17, 1995, CIT must notify you on or before January 6, 1995. We are discussing an amendment and extension to the financing agreements. Please confirm our agreement to extend the time period in which we have to give you notice of termination to January 11, 1995. This will give us time to finalize the amendment to the financing agreements and avoid our having to send you notice of termination today.

      Please evidence your agreement to the foregoing by signing in the space provided below and returning this letter to us.

                                        Very truly yours,

                                        THE CIT GROUP/CREDIT FINANCE, INC.

                                        By: /s/ ANGELA SANTI
                                            ---------------------------------
                                        Title:  AVP
                                              -------------------------------

Agreed to:

PHOENIX LABORATORIES, INC.              GREAT EARTH DISTRIBUTION, INC.

By: /s/                                 By: /s/ Mel Rich
    ---------------------------------       ---------------------------------
Title: PRES.                            Title: PRES.
      -------------------------------         -------------------------------

The CIT Group/Credit Finance
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100

THE
CIT
GROUP

June 21, 1996

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
175 Lauman Lane
Hicksville NY  11801

RE: Security Agreement (Accounts, Etc.) dated February 17, 1988 (the "Accounts Agreement"), between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED"), and The CIT Group/Credit Finance, Inc. ("CIT"), assignee of Fidelcor Business Credit Corporation, and all related agreements, amendments, documents and instruments (collectively, the "Financing Agreements")

Gentlemen:

You have requested and we have agreed to grant you a $314,000 "reload" to the machinery term loan, which advance of $314,000 shall be repayable in accordance with the terms of the Fifth Amended and Restated Promissory Note, in the original principal amount of $945,000 (the "New Note"), which shall be executed by both Phoenix and GED.

The principal balance of the New Note shall be made up of a $314,000 advance to repay the amount presently outstanding to you in excess of the contractual formulas in your Financing Agreements and the sum of approximately $631,000, representing the currently unpaid principal balance of the Fourth Amended and Restated Promissory Note, in the original principal amount of $825,000, dated January 11, 1995 (the "Old Note") on which both of you are liable as co-makers.

As an inducement to us to make the advance set forth above, you agree to pay to us a facility fee in the amount of $3,000, which shall be charged to your account on the date hereof.

Except as hereinabove set forth, the Financing Agreements shall remain unmodified and in full force and effect.

Please indicate your agreement with the foregoing by signing and returning to us the enclosed copy of this letter.

Very truly yours,

THE CIT GROUP/CREDIT FINANCE, INC.

By: /s/
    ---------------------------------
Title: VICE PRESIDENT
       ------------------------------

AGREED:

PHOENIX LABORATORIES, INC.

By: /s/ Mel Rich
    ---------------------------------
Title:  VP
       ------------------------------

GREAT EARTH DISTRIBUTION, INC.

By: /s/ Mel Rich
    ---------------------------------
Title:  PRES.
       ------------------------------


CONFIRMED:


/s/ Sidney Rich
-------------------------------------
Sidney Rich


/s/ Melvin Rich
-------------------------------------
Melvin Rich


EVERGOOD PRODUCTS CORPORATION

By: /s/ Mel Rich
    ---------------------------------
Title:  VP
       ------------------------------

                  FIFTH AMENDED AND RESTATED PROMISSORY NOTE

$945,000                                                      New York, New York
                                                              June ____, 1996

      FOR VALUE RECEIVED, PHOENIX LABORATORIES, INC. and GREAT EARTH DISTRIBUTION, INC. (individually and collectively the "Payor"), jointly and severally hereby promise to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation ("Payee"), at its offices located at 135 West 50th Street, New York, New York 10020, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of NINE HUNDRED AND FORTY-FIVE THOUSAND DOLLARS ($945,000.00) in lawful money of the United States, in eight installments of FIFTEEN THOUSAND DOLLARS ($15,000) each payable on the first (1st) day of each consecutive month, commencing July 1, 1996, and one (1) final installment in the amount of the entire unpaid principal balance of this Note, payable February 17, 1997. Payor hereby further promises to pay interest to Payee in like money at said office or place on the unpaid principal balance hereof, computed at the rate of three and one-half percent (3 1/2%) per annum plus the prime rate as announced by Chemical Bank or its successor, in New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by Chemical Bank to its borrowers) and such interest shall be payable monthly on the first (1st) day of each month, commencing July 1, 1996. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

      This Note is secured by (i) the collateral described in the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Inventory Security Agreement and the Equipment Security Agreement, each executed February 17, 1988 by and between Payor and Fidelcor Business Credit Corporation ("Fidelcor"), assignor of Payee, and all related agreements, instruments (including but not limited to this Note) and documents granting collateral security to Payee or evidencing or creating indebtedness of Payor to Payee, all guaranties executed by third parties guaranteeing Payor's obligations to Payee, including those executed by: Sidney Rich, Melvin Rich and Evergood Products

Corporation (the "Guarantors") (the foregoing, as the same may now exist and have been and may hereafter be amended, modified, replaced or supplemented, are hereafter collectively referred to as the "Financing Agreements").

      This Note supersedes and replaces but does not extinguish any of the unpaid liabilities and obligations under the Fourth Amended and Restated Promissory Note dated January 11, 1995, in the original principal amount of $825,000.00 by Payor in favor of Payee (the "Existing Note"). The indebtedness of Payor to Payee evidenced hereby includes (i) the unpaid balance of the indebtedness including unpaid interest heretofore evidenced by the Existing Note; and (ii) an indebtedness of $314,000 representing an advance made by Payee to Payor on the date hereof, all of which shall be repayable together with interest accrued and accruing and other sums in accordance with the terms hereof. Payor hereby acknowledges that Payor is as of the date hereof indebted to Payee, in the principal amount hereof, together with interest accrued and accruing through and after the date hereof, without offset, defense or counterclaim of any kind, nature or description whatsoever. The amendment and restatement contained herein shall not, in any manner be construed to constitute payment of, or impair, limit, cancel or extinguish the indebtedness evidenced by the Existing Note and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

      At the time any payment is due hereunder, Payee may, at its option, charge the amount thereof to any account of Payor maintained by Payee.

      If an event of default shall occur for any reason under any of the Financing Agreements, or if any of the Financing Agreements shall be terminated or not be renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently) Payee may, at its option, declare any or all of Payor's obligations under the Financing Agreements, including, but not limited to, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with costs and expenses of collection, including reasonable attorney's fees.

      Payee shall not be required to resort to any of the aforementioned collateral for payment, but may proceed against Payor and/or the Guarantors in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof. Payor hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice.

      In the event of any litigation with respect to any of the Financing Agreements, Payor waives the right to a trial by jury, all rights of set-off, and any right to interpose permissive counterclaims and cross-claims, and Payor consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State. Payor further waives personal service of any and all process upon Payor and consents that all such service of process may be made by certified mail, return receipt requested, directed to Payor at the address listed above or of which Payor advises Payee, in writing, and. service so made shall be deemed complete three days after the same shall have been posted. This Note shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of Payor and inure to the benefit of Payee, its successors, endorsees and assigns.

      If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

      The execution and delivery of this Note has been authorized by the board of directors of Payor.

PHOENIX LABORATORIES, INC.

   By: /s/ Mel Rich
       ----------------------------
Title: Vice Pres.
       ----------------------------


GREAT EARTH DISTRIBUTION, INC.

   By: /s/ Mel Rich
       ----------------------------
Title: Pres.
       ----------------------------

The CIT Group/Credit Finance
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100

THE
CIT
GROUP

November 18, 1996

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
175 Lauman Lane
Hicksville NY  11801

RE: Security Agreement (Accounts, Etc.) dated February 17, 1988 (the "Accounts Agreement"), between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED"), and The CIT Group/Credit Finance, Inc. ("CIT"), assignee of Fidelcor Business Credit Corporation, and all related agreements, amendments, documents and instruments (collectively, the "Financing Agreements").

Gentlemen:

The Financing Agreements are hereby amended as follows, effective as of the date hereof, unless a different effective date is specified below. Capitalized terms appearing below shall have the meanings given in the Accounts Agreement, and the Rider thereto, unless otherwise defined in this letter.

1. Bodyonics, Ltd., a Delaware corporation, with an office at 140 Lauman Lane, Hicksville, New York 11801 ("Bodyonics") shall be (a) added as a Debtor to the Accounts Agreement as fully as if Bodyonics had executed the Accounts Agreement on the date hereof, and shall be jointly and severally liable with Phoenix and GED for all Obligations arising thereunder; and
      (b) shall be deemed a party, as Debtor, borrower or grantor, as the case may be, to the other Financing Agreements executed by Phoenix and GED in our favor, as fully as if such other Financing Agreements had been executed by Bodyonics.

      Accordingly, Bodyonics hereby grants to us all security interests in its assets that Phoenix and GED have granted to us under the Financing Agreements, including but not limited to a security interest in all of its accounts, instruments, documents, chattel paper and general intangibles and all inventory and equipment, wherever located and whenever acquired or arising to secure all of its obligations to CIT.

2. The undersigned Evergood Products Corporation and Melvin Rich and Sidney Rich, as well as Phoenix and GED, hereby affirm that Bodyonics shall be deemed a guaranteed entity under the guaranties heretofore executed by them in our favor and accordingly their liabilities under such guaranties shall include liability for the Obligations of Bodyonics to CIT.

3. Bodyonics hereby guaranties and agrees to be fully liable for all Obligations of GED and Phoenix to us, whenever and however arising.

4. We may in our discretion make advances to Bodyonics under the Financing Agreements but in no event shall any advance be made if an event of default has occurred under the Financing Agreements or if, after the making of any such advance, the aggregate outstanding Obligations of Bodyonics to us exceeds the lesser of (a) 80% of the net amount of outstanding acceptable and eligible accounts receivable of Bodyonics; or (b) $1,250,000.

5. Section H of the Rider to the Accounts Agreement shall be amended so as to increase the Line of Credit from $3,500,000 to $5,000,000.

6. This will confirm that CIT will not charge an additional facility fee in consideration of this amendment.

Except as hereinabove set forth, the Financing Agreements shall remain unmodified and in full force and effect.

Please indicate your agreement with the foregoing by signing and returning to us the enclosed copy of this letter.

Very truly yours,

THE CIT GROUP/CREDIT FINANCE, INC.

By: /s/
    ----------------------------------
Title:  Assistant Secretary
        ------------------------------

AGREED:

BODYONICS, LTD.

By: /s/ Mel Rich
    ----------------------------------
Title:  Pres.
        ------------------------------

PHOENIX LABORATORIES, INC.

By: /s/ Mel Rich
    ----------------------------------
Title:  Pres.
        ------------------------------

GREAT EARTH DISTRIBUTION, INC.

By: /s/ Mel Rich
    ----------------------------------
Title:  Pres.
        ------------------------------

EVERGOOD PRODUCTS CORPORATION

By: /s/ Mel Rich
    ----------------------------------
Title:  Pres.
        ------------------------------

/s/ Melvin Rich
--------------------------------------
Melvin Rich

/s/ Sidney Rich
--------------------------------------
Sidney Rich

The CIT Group/Credit Finance
135 West 50th Street
New York, NY  10020
Tel:  212-408-6000
Fax:  212-408-6100

THE
CIT
GROUP

February 11, 1997

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
140 Lauman Lane
Hicksville, New York 11801

      Re: Security Agreement (Accounts, etc.) executed February 17, 1988, by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc. ("CIT"), assignee of Fidelcor Business Credit Corporation (the "Accounts Agreement") to which Bodyonics, Ltd. became a party, as Debtor, borrower or grantor, as the case may be by letter agreement dated November 18, 1996, the Fifth Amended and Restated Promissory
            Note in the original principal balance of $945,000 (the "Note"), as amended, and all related agreements, amendments, documents and instruments (collectively, the "Financing Agreements"). GED, Phoenix and Bodyonics may be hereinafter referred to as the "Debtors".

Gentlemen:

      The present term of the Financing Agreements expires February 17, 1997. We have agreed to an extension of the Financing Agreements and modifications of the Note as reflected by the Sixth Amended and Restated Promissory Note to be executed on the date hereof in the form annexed hereto under the terms and conditions set forth below.

      Accordingly, this will confirm our agreement to amend the

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
February 11, 1997

Financing Agreements as follows:

1. In each place in the Financing Agreements where the word "Trefoil" appears, the word "CIT" is substituted therefor.

2. Paragraph 6 of the printed portion of the Accounts Agreement is hereby deleted, in its entirety and the following is substituted therefor:

      "6. That Debtor will pay CIT for its advances made hereunder a charge of two and one-half percent (2 1/2%) per annum plus the rate of interest publicly announced by The Chase Manhattan Bank, New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers), computed on a 360-day year. In the event of a change in the prime rate charged at The Chase Manhattan Bank, adjustment hereunder shall be made on the day of such change in the prime rate. All charges shall be computed upon the average daily balances outstanding and charged to Debtor's account or paid monthly."

3. Paragraph 2 of the printed portion of the Accounts Agreement is amended to read:

      "2. That it will advance to Phoenix Laboratories, Inc. and Bodyonics, Ltd. up to 80%, and to Great Earth Distribution, Inc. up to 67.50% of the net amounts of acceptable Collateral, as CIT in its sole discretion may determine, and will pay the remainder (less the compensation specified in paragraph 6, plus any overpayments by account debtors, and less deductions by account debtors and any unpaid compensation, charges or expenses), after actual receipt of payment upon such Collateral and at such times as CIT may determine; however, no payment of such remainder need be made by CIT if Debtor shall have breached any provision hereof or

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
February 11, 1997
            shall be otherwise indebted to CIT, in either of which events CIT may retain and apply such remainder upon any indebtedness then or thereafter due from Debtor.

4. The first sentence of Paragraph 30 of the printed portion of the Accounts Agreement is amended to read:

      "Debtor may, on thirty days prior written notice, prepay and terminate this Security Agreement by paying to CIT in cash or certified check, the entire then unpaid principal balance plus accrued charges, together with a sum equal to 25% of the average monthly charges for the immediately preceding six months or from the date of the agreement whichever is less, multiplied by the number of months of the unexpired balance of the term of this agreement (the "early termination fee"). However, in no event shall the early termination fee be less than $100,000."

5.    Paragraph G. of the Rider to the Accounts Agreement is amended to read:

      "G. CIT agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), CIT shall make additional advances to Debtor, in its sole discretion, of up to thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of up to thirty-five percent (35%) of the value of GED's and Bodyonics' acceptable and eligible finished goods inventory (collectively, the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by CIT. Except in CIT's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $1,750,000 (the "GED Accounts Sublimit"), or (b) an amount equal to one hundred and twenty-five (125%) percent of the Phoenix Accounts Advances and (2) the aggregate principal

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
February 11, 1997
      amount of the Inventory Advances to Debtors shall not exceed $1,250,000 at any time outstanding. In the event that Borrower has negative Cash Flow (defined below) to be calculated commencing with the six months ended June 30, 1997 and semi-annually thereafter, then the GED Accounts sublimit shall be reduced to the lesser of $1,000,000 or 100% of Phoenix's eligible accounts receivable and the advance rate percentage for GED set forth in Paragraph 2 of the printed portion of the Accounts Agreement shall be reduced from 67.5% to 50%. Cash Flow is defined as: Net income plus depreciation and amortization less capital expenditures and principal repayments of term debt on a consolidated basis. Except in CIT's sole discretion, the aggregate principal amount of Accounts Advances to Bodyonics shall not exceed an amount equal to the sum of one hundred (100%) percent of the Phoenix Accounts Advances and one hundred (100%) percent of the GED Accounts Advances."

6. The first sentence of paragraph J. of the Rider to the Accounts Agreement is amended to read:

      "In consideration of CIT entering into this Agreement and incurring accounting, operating and management expenses, Debtors shall pay to CIT each calendar month a minimum charge equal to the amount of interest Debtors would pay CIT if they at all times had an aggregate average daily loan balance outstanding of $2,500,000 bearing interest at the rate provided for in Paragraph 6 of the printed portion of this Agreement."

7. The first sentence of paragraph 26 of the printed portion of the Accounts Agreement is amended to read:

      "That this Agreement shall remain in effect until February 17, 1999 and shall be deemed automatically renewed for successive terms of two years unless Debtor provides CIT with written notice of termination no later than sixty (60) days before the

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
February 11, 1997
      end of any term."

8. CIT has agreed to grant you an increase in the equipment term loan in the amount of $314,800 which shall be repayable in accordance with the terms of the Sixth Amended and Restated Promissory Note in the original principal amount of $1,150,000.

9. In addition to the advance reflected by the Sixth Amended and Restated Promissory Note, CIT, shall make additional advances to Debtors of up to $200,000 per each year of each term for new purchases of equipment. The new advances shall be limited to eighty percent (80%) of the cost of the new equipment. All such advances shall amortize at an amortization schedule to be determined by CIT.

10.   Within 30 days of the date hereof, Debtors shall:

      a. execute any assignment documents which are in addition to the beneficiary loss endorsement already executed by the Debtors in connection with a $750,000 credit insurance policy which was obtained by the Borrowers as a condition of this extension.

      b. obtain a letter in form attached herein as Exhibit A or B from Bernie Bubman.

      c. request Livingston Pharmaceutical Distribution, Inc. ("LPD") in Delaware to execute a warehouse agreement which shall include a provision in which LPD agrees (1) to give CIT a monthly report of all distribution service charges and other fees which are owed by GED (the "LPD charges") and (2) to advise CIT of any default or amendment to its agreement between GED and LPD. GED to supply CIT with a copy of its current agreement with LPD for storage of inventory. CIT to reserve against GED's loan availability for all amounts owed LPD.

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
February 11, 1997

11. Sidney Rich is released from his obligations under the Guaranty dated July 1, 1992.

12. Melvin Rich, by his signature acknowledges the above amendments and the release of Sidney Rich under the Guaranty dated July 1, 1992. Melvin Rich, by his signature confirms and ratifies all of his obligations to The CIT Group/Credit Finance, Inc. under the Guaranty dated July 1, 1992 (the "Guaranty") which is a guaranty of all of the obligations of GED, Phoenix and Bodyonics to The CIT Group/Credit Finance, Inc. Melvin Rich further confirms that he has pledged $200,000 to CIT as cash collateral pursuant to a Cash Collateral Agreement dated August 31, 1993 to secure all of his obligations under the Guaranty.

13. This will confirm that in addition to all other fees at any time payable by Debtors to CIT, Debtors shall pay CIT on each anniversary date of the Accounts Agreement, a Facility Fee in the amount of $35,000, which Facility Fee that is due to be paid on each of February 17, 1997 and February 17, 1998 (aggregating $70,000) is fully earned as of the date hereof and shall become immediately payable upon termination of the Financing Agreements. Facility Fees due during any renewal term shall be earned on the first day of such renewal term. Each Facility Fee may be charged by CIT to any account of the Debtors maintained by CIT.

      All other terms and conditions of the Financing Agreements shall remain in full force and effect.

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
February 11, 1997

      Please evidence your agreement to the foregoing by signing in the space provided below and returning this letter to us.

                                     Very truly yours,

                                     THE CIT GROUP/CREDIT FINANCE, INC.

                                     By: /s/
                                         ------------------------------
                                     Title: Vice President
                                            ---------------------------
Agreed to:

PHOENIX LABORATORIES, INC.                GREAT EARTH DISTRIBUTION, INC.

   By: /s/                                   By: /s/
       -------------------------                 -------------------------
Title:   Asst Secty                       Title:   Asst Secty
       -------------------------                 -------------------------


BODYONICS, LTD.

   By: /s/
       -------------------------
Title: VP
       -------------------------


Confirmed:


/s/ MELVIN RICH
--------------------------------
MELVIN RICH


EVERGOOD PRODUCTS CORPORATION

   By: /s/
       -------------------------
Title:   Asst Secty
       -------------------------

                  SIXTH AMENDED AND RESTATED PROMISSORY NOTE

$1,150,000                                                    New York, New York
                                                              February 12, 1997

      FOR VALUE RECEIVED, PHOENIX LABORATORIES, INC., GREAT EARTH DISTRIBUTION, INC. and BODYONICS, LTD. (individually and collectively the "Payor"), jointly and severally hereby promise to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation ("Payee"), at its offices located at 135 West 50th Street, New York, New York 10020, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of ONE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($1,150,000.00) in lawful money of the United States, in twenty-three installments of FIFTEEN THOUSAND DOLLARS ($15, 000) each payable on the first (1st) day of each consecutive month, commencing March 1, 1997 and one (1) final installment in the amount of the entire unpaid principal balance of this Note, payable February 17, 1999. Payor hereby further promises to pay interest to Payee in like money at said off ice or place on the unpaid principal balance hereof, computed at the rate of two and one-half percent (2 1/2%) per annum plus the prime rate as announced by The Chase Manhattan Bank or its successor, in New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers) and such interest shall be payable monthly on the first (lst) day of each month, commencing March 1, 1997. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

      This Note is secured by the collateral described in the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Inventory Security Agreement and the Equipment Security Agreement, each executed February 17, 1988 by and between Payor and Fidelcor Business Credit Corporation ("Fidelcor"), assignor of Payee, and all related agreements, instruments (including but not limited to this Note) and documents granting collateral security to Payee or evidencing or creating indebtedness of Payor to Payee, all guaranties executed by third parties guaranteeing Payor's obligations to Payee, including those executed by: Melvin Rich and Evergood Products Corporation (the "Guarantors") (the foregoing, as the same may now exist and have been and may hereafter be amended, modified, replaced or supplemented, are hereafter collectively referred to as the "Financing Agreements").

      This Note supersedes and replaces but does not extinguish any of the unpaid liabilities and obligations under the Fifth Amended and Restated Promissory Note dated January 11, 1995, in the original principal amount of $945,000 executed by Payor in favor of Payee (the "Existing Note"). The indebtedness of Payor to Payee evidenced hereby includes (i) the unpaid balance of the indebtedness including unpaid interest heretofore evidenced by the Existing Note; and (ii) an indebtedness of $835,200 representing an advance made by Payee to Payor on the date hereof, all of which shall be repayable together with interest accrued and accruing and other sums in accordance with the terms hereof. Payor hereby acknowledges that Payor is as of the date hereof indebted to Payee, in the principal amount hereof, together with interest accrued and accruing through and after the date hereof, without offset, defense or counterclaim of any kind, nature or description whatsoever. The amendment and restatement contained herein shall not, in any manner be construed to constitute payment of, or impair, limit, cancel or extinguish the indebtedness evidenced by the Existing Note and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

      At the time any payment is due hereunder, Payee may, at its option, charge the amount thereof to any account of Payor maintained by Payee.

      If an event of default shall occur for any reason under any of the Financing Agreements, or if any of the Financing Agreements shall be terminated or not be renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently) Payee may, at its option, declare any or all of Payor's obligations under the Financing Agreements, including, but not limited to, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall, forthwith become due and payable, together with costs and expenses of collection, including reasonable attorney's fees.

      Payee shall not be required to resort to any of the aforementioned collateral for payment, but may proceed against Payor and/or the Guarantors in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof. Payor hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice.

      In the event of any litigation with respect to any of the Financing Agreements, Payor waives the right to a trial by jury, all rights of set-off, and any right to interpose permissive counterclaims and cross-claims, and Payor consents to the jurisdiction of the courts of the State of New York and of any federal court located in either New York or Nassau County in such State. Payor further waives personal service of any and all process upon Payor and consents that all such service of process may be made by certified mail, return receipt requested, directed to Payor at the address listed above or of which Payor advises Payee, in writing, and service so made shall be deemed complete three days after the same shall have been posted. This Note shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of Payor and inure to the benefit of Payee, its successors, endorsees and assigns.

      If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

      The execution and delivery of this Note has been authorized by the board of directors of Payor.

PHOENIX LABORATORIES, INC.                     BODYONICS, LTD.

   By: /s/                                     By: /s/
       -----------------------------               -----------------------------
Title:   Asst Secty                         Title: VP
       -----------------------------               -----------------------------


GREAT EARTH DISTRIBUTION, INC.

   By: /s/
       -----------------------------
Title:   Asst Secty
       -----------------------------

                         GREAT EARTH DISTRIBUTION, INC.


Gentlemen:

      From time to time we at the Great Earth family review our various relationships including our financing relationships. As a result of that review we have determined it would benefit the System and the Companies to enter into a modification of our existing relationship with the CIT Group ("CIT"). They have advised that our files require updating and have asked us to obtain this "no-offset" letter with regard to the security interest they are to be granted with respect to certain of our assets.

      We have assigned our accounts to CIT and CIT shall make loans to us from time to time on the security of the accounts. CIT will rely on this letter in making loans.

      Your signature at the foot of this letter confirms that you will not assert any offset, claim, counterclaim or deduction against any account receivable including any claim that the payment of any invoice is contingent on fulfillment of any contract or condition whatsoever.

      Nothing contained herein shall in any way limit your right to proceed against us by independent action for any claim of any kind that you may now or hereafter have.

      Therefore, this letter simply asks that you continue to honor all of your G.E.D. invoices without offset or asserting any counterclaim.

      It is accordingly requested by CIT that this agreement be binding upon you and your respective successors and assigns. So, please confirm your agreement to the foregoing by signing below.

                                          Very truly yours,


                                          GREAT EARTH DISTRIBUTION, INC.


                                          By: _________________________________
                                                Its


The foregoing is accepted and agreed to this ____ day of _______, 1997.

By: __________________________________

                   (GREAT EARTH DISTRIBUTION, INC. STATIONERY)


                                          __________________, 1997
_____________________________
_____________________________
_____________________________

Gentlemen:

      From time to time we at the Great Earth family review our various relationships including our financing relationships. As a result of that review we have determined it would benefit the System and the Companies to enter into a modification of our existing relationship with the CIT Group ("CIT"). They have advised that our files require updating and have asked us to obtain this letter with regard to the security interest they are to be granted with respect to certain of our assets.

      Therefore, this letter simply asks that you continue to honor all of your G.E.D. invoices without offset or asserting any counterclaim.

      In legal vernacular, your agreement not to assert any defense or claims which you might have or which might accrue in the future against either of the undersigned companies is needed as well as your agreement to honor all demands for payment of your accounts owed to the Company without offset or counterclaim.

      It is accordingly requested by CIT that this agreement be binding upon you and your respective successors and assigns. So, please confirm your agreement to the foregoing by signing below.

                                          Very truly yours,

                                          GREAT EARTH DISTRIBUTION, INC.

                                          By: _________________________________
                                                Its

The foregoing is accepted
and agreed to this _____ day
of _______________ 1997.

By: _________________________

                  SIXTH AMENDED AND RESTATED PROMISSORY NOTE

$1,150,000                                               New York, New York
                                                         February 12, 1997

      FOR VALUE RECEIVED, PHOENIX LABORATORIES, INC., GREAT EARTH DISTRIBUTION, INC. and BODYONICS, LTD. (individually and collectively the "Payor"), jointly and severally hereby promise to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation ("Payee"), at its offices located at 135 West 50th Street, New York, New York 10020, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of ONE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($1,150,000.00) in lawful money of the United States, in twenty-three installments of FIFTEEN THOUSAND DOLLARS ($15,000) each payable on the first (1st) day of each consecutive month, commencing March 1, 1997 and one (1) final installment in the amount of the entire unpaid principal balance of this Note, payable February 17, 1999. Payor hereby further promises to pay interest to Payee in like money at said office or place on the unpaid principal balance hereof, computed at the rate of two and one-half percent (2 1/2%) per annum plus the prime rate as announced by The Chase Manhattan Bank or its successor, in New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers) and such interest shall be payable monthly on the first (lst) day of each month, commencing March 1, 1997. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

      This Note is secured by the collateral described in the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Inventory Security Agreement and the Equipment Security Agreement, each executed February 17, 1988 by and between Payor and Fidelcor Business Credit Corporation ("Fidelcor"), assignor of Payee, and all related agreements, instruments (including but not limited to this Note) and documents granting collateral security to Payee or evidencing or creating indebtedness of Payor to Payee, all guaranties executed by third parties guaranteeing Payor's obligations to Payee, including those executed by: Melvin Rich and Evergood Products Corporation (the "Guarantors") (the foregoing, as the same may now exist and have been and may hereafter be amended, modified, replaced or supplemented, are hereafter collectively referred to as the "Financing Agreements").

      This Note supersedes and replaces but does not extinguish any of the unpaid liabilities and obligations under the Fifth Amended and Restated Promissory Note dated January 11, 1995, in the original principal amount of $945,000 executed by Payor in favor of Payee (the "Existing Note"). The indebtedness of Payor to Payee evidenced hereby includes (i) the unpaid balance of the indebtedness including unpaid interest heretofore evidenced by the Existing Note; and (ii) an indebtedness of $835,200 representing an advance made by Payee to Payor on the date hereof, all of which shall be repayable together with interest accrued and accruing and other sums in accordance with the terms hereof. Payor hereby acknowledges that Payor is as of the date hereof indebted to Payee, in the principal amount hereof, together with interest accrued and accruing through and after the date hereof, without offset, defense or counterclaim of any kind, nature or description whatsoever. The amendment and restatement contained herein shall not, in any manner be construed to constitute payment of, or impair, limit, cancel or extinguish the indebtedness evidenced by the Existing Note and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

      At the time any payment is due hereunder, Payee may, at its option, charge the amount thereof to any account of Payor maintained by Payee.

      If an event of default shall occur for any reason under any of the Financing Agreements, or if any of the Financing Agreements shall be terminated or not be renewed for any reason whatsoever then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently) Payee may, at its option, declare any or all of Payor's obligations under the Financing Agreements, including, but not limited to, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with costs and expenses of collection, including reasonable attorney's fees.

      Payee shall not be required to resort to any of the aforementioned collateral for payment, but may proceed against Payor and/or the Guarantors in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof. Payor hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice.

      In the event of any litigation with respect to any of the Financing Agreements, Payor waives the right to a trial by jury, all rights of set-off, and any right to interpose permissive counterclaims and cross-claims, and Payor consents to the jurisdiction of the courts of the State of New York and of any federal court located in either New York or Nassau County in such State. Payor further waives personal service of any and all process upon Payor and consents that all such service of process may be made by certified mail, return receipt requested, directed to Payor at the address listed above or of which Payor advises Payee, in writing, and service so made shall be deemed complete three days after the same shall have been posted. This Note shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of Payor and inure to the benefit of Payee, its successors, endorsees and assigns.

      If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

      The execution and delivery of this Note has been authorized by the board of directors of Payor.

PHOENIX LABORATORIES, INC.                  BODYONICS, LTD.

   By: /s/                                     By: /s/ Mel Rich
       -----------------------------               -----------------------------
Title:                                      Title: VP
       -----------------------------               -----------------------------


GREAT EARTH DISTRIBUTION, INC.

   By: /s/
       -----------------------------
Title:
       -----------------------------

THE CIT GROUP
Credit Finance
1211 Avenue of the Americas
New York, NY  10036
Tel:  212-790-9100
Fax:  212-790-9123

THE
CIT
GROUP

January 21, 1998


Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
140 Lauman Lane
Hicksville, New York 11801

      Re: Security Agreement (Accounts, etc.) executed February 17, 1988 (the "Accounts Agreement), by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc. ("CIT") assignee of Fidelcor Business Credit Corporation ("Fidelcor"), and the Security Agreement (Inventory) and Security Agreement (Equipment), executed February
           17, 1988 by Phoenix and GED in favor of Fidelcor, to which Security Agreements Bodyonics, Ltd. ("Bodyonics") became a party, as Debtor, by letter agreement dated November 18, 1996; the Sixth Amended and Restated Promissory Note in the original principal amount of $1,150,000, dated February 12, 1997 and made by Phoenix, GED and Bodyonics (the "Note"), and all related agreements, amendments, documents and instruments (collectively, the "Financing Agreements").
           ---------------------------------------------------------------------

Gentlemen:

      The present term of your Financing Agreements with CIT expires February 17, 1999. We propose to amend the Financing Agreements and the Note as set forth below, effective as of December 1, 1997. Capitalized terms appearing below that are not defined herein shall have the meanings given in the Rider to the Accounts Agreement, as amended and restated as of the date hereof.

1. Paragraph 6 of the printed portion of the Accounts Agreement is hereby deleted in its entirety and the following is substituted therefor:

      "6. That Debtor will pay CIT for its advances made hereunder a charge of two percent (2%) per annum plus the rate of interest publicly announced by The Chase Manhattan Bank, New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers), computed on a 360-day year. In the event of a change in the prime rate charged at The Chase Manhattan Bank, adjustment hereunder shall be made on the day of such change in the prime rate. All charges shall be computed upon the average daily balances outstanding and charged to Debtor's account or paid monthly."

2. The following is a restatement, in its entirety, of Paragraph 30 of the printed portion of the Accounts Agreement, as heretofore amended:

      "Debtor may, on thirty days prior written notice, prepay and terminate this Security Agreement by paying to CIT, in cash, the entire unpaid principal balance plus accrued charges, together with a sum equal to 25% of the average monthly charges for the immediately preceding six months, multiplied by the number of months of the unexpired balance of the term of this agreement (the "early termination fee"). However, in no event shall the early termination fee be less than $100,000. In the event of a default or breach by Debtor hereunder, the parties agree that damages sustained by CIT shall be computed, as provided in this paragraph. Prior to actual receipt of moneys due under this paragraph, CIT may at its option exercise all of its rights under the Security Agreement."

3. The last sentence of Paragraph 17 of the printed portion of the Accounts Agreement is amended to read as follows:

           "In order to avoid the necessity for separate computation of the time of clearance of each collection item, clearance time of two business days shall be allowed upon every check and such note or draft or other instrument for the payment of money before the same shall be deemed so collected."

4. The first sentence of paragraph 26 of the printed portion of the Accounts Agreement is amended to read as follows:

           "That this Agreement shall remain in effect until August 17, 2000 and shall be deemed automatically renewed for successive terms of two years."

5. The Debtors affirm that the unpaid principal balance of the Note as of the date hereof is $1,000,000.

      The Note shall be amended to provide that (i) the final installment thereof in the amount of the entire unpaid principal balance shall be payable on August 17, 2000 rather than on February 17, 1999; and (ii) interest on the unpaid principal balance of the Note shall be payable at the rate per annum of two (2%) percent plus the prime rate announced by The Chase Manhattan Bank or its successor rather than two and one-half (2.5%) percent plus such prime rate.

6. In consideration of the amendment of the Financing Agreements as provided herein, the Debtors shall pay to CIT a Transaction Fee in the amount of $10,000 which shall be payable on the date hereof and may be charged by CIT on the date hereof to any account of the

      Debtors maintained with CIT. In consideration of the payment of such Transaction Fee, and notwithstanding the terms of Section F of the Rider to the Accounts Agreement, Debtors shall not be obligated to pay the fees of CIT's in-house or outside counsel incurred in connection with the preparation of this Agreement, the amended and restated Rider to the Accounts Agreement or the documents required pursuant to Paragraph 8 of this Agreement.

7. This will confirm that in addition to all other fees at any time payable by Debtors to CIT, Debtors shall pay a Facility Fee to CIT on each anniversary date of the Accounts Agreement in the amounts hereinafter set forth. The Facility Fee payable during the term of the Financing Agreements ending on August 17, 2000 shall be fully earned on the date hereof and the Facility Fee payable during any renewal term shall be fully earned on the first day of such renewal term. The Facility Fee payable on February 17, 1998 shall be $35,000, the Facility Fee payable on February 17, 1999 shall be $25,000 and the Facility Fee payable on February 17, 2000 and on each subsequent anniversary of the date of the Accounts Agreement, commencing February 17, 2001, shall be $12,500. Upon the occurrence of a default under the Financing Agreements or upon the effective date of termination of the Financing Agreements for any reason prior to the end of the then current term, all Facility Fees payable at any time during such term shall become immediately due and payable in full. Each Facility Fee may be charged by CIT to any account of the Debtors maintained by CIT.

8. Debtors agree and acknowledge that it is a material condition of the financing to be provided by CIT that CIT receive the following documents or instruments and that accordingly, the failure to provide such documents or instruments to CIT within 30 days of the date hereof (or, in the case of documents that have not yet been submitted to Debtors by CIT and whose form and content have not been approved by Debtors, as noted below, within 30 days after the date that the form and content of such document is approved by Debtors) or the failure of Debtors and CIT to agree on the form and content of a document within 30 days after such document has been submitted to Debtors, shall constitute a default under the Financing Agreements (but nothing contained herein shall limit the generality of the terms of the Financing Agreements or constitute a waiver of any of the terms thereof):

      a. Acknowledgment by Lightning Pack, Inc., Paterson, New Jersey, of CIT's security interest in inventory stored by Debtors with such entity (document has been approved by Debtors but Debtors shall have 45 days from the date hereof to have such document executed by Lightning Pack, Inc. and delivered to CIT);

      b. Guaranties by Great Earth Companies, Inc. and Great Earth International Franchising Corp. in favor of CIT of all indebtedness due to CIT from Phoenix, GED and Bodyonics, secured by a security interest in all assets of such entities, including a collateral assignment of such entities, trademarks and rights under franchise agreements (guaranties and/or security agreements identical to any such instruments already executed by any of Debtors in favor of CIT shall be deemed approved by Debtors; form of collateral assignment of trademarks and rights under franchise agreements has not yet been approved by Debtors);

      c. Collateral assignment by Phoenix, securing its obligations to CIT, of all patents, formulas and other trade secrets (document not yet approved by Debtors); and

      d. Notification (signed by GED, Bodyonics and Phoenix) to General Nutritional Corp. ("GNC"), in the form attached, of CIT's security interest in accounts receivable due from GNC to GED, Bodyonics and Phoenix (document has been approved by Debtors); and

      e. Evidence that Debtors have obtained a policy of credit insurance on their accounts receivable in an amount no less than $750,000, satisfactory to CIT as to form and issuer, with an endorsement naming CIT as beneficiary or loss payee (approval of form and content of documents by Debtors is not applicable to this subsection and is not required).

9. In lieu of an agreement from the landlord of Debtors' premises at 140 Lauman Lane, Hicksville, New York (the "Hicksville Premises"), agreeing that CIT may have access to such premises for the purpose of removing its collateral in the event of a default, it is agreed that:

      a. CIT may hold a reserve from amounts otherwise due to the Debtors under the Financing Agreements, an amount equal to three (3) months rent payable under the lease of the Premises (the "Lease'). The monthly rent under the Lease is now $18,450; and

      b. Debtors shall provide to CIT each month evidence of its payment of the monthly rent due under the Lease and shall provide to CIT copies of any amendments of the Lease changing the amount of such rent; and

      c. Debtors' failure to pay any amount due under the Lease within 30 days of its due date shall constitute a default under the Financing Agreements.

By his execution below, Melvin Rich confirms that his Guaranty (which is limited to $450,000 in principal indebtedness and under which the estate of Sidney Rich shall no longer be liable) in favor of CIT, dated July 1, 1992, with respect to the obligations of Phoenix, GED and Bodyonics, and the Cash Collateral Agreement, dated August 31, 1993 executed by him in favor of CIT, securing such Guaranty, remain in full force and effect.

The undersigned GED, Phoenix, Bodyonics and Evergood Products Corporation confirm that the Guaranty, dated February 17, 1988, pursuant to which they have each guaranteed each others obligations to CIT, remains in full force and effect.

All other terms and conditions of the Financing Agreements shall remain in full force and effect. The undersigned agree to execute such further documents and instruments as shall be necessary to carry out the purposes of the amendment of the Financing Agreements set forth above.

Please sign and return this letter to us to evidence your agreement to the amendments of the Financing Agreements set forth above.

The offer to amend the Financing Agreements as provided in this letter shall be deemed revoked if this letter is not signed and returned by you on or before January 30, 1998.

Very truly yours,


THE CIT GROUP/CREDIT FINANCE, INC.


By: /s/
   ----------------------------------
Title:  Vice President
      -------------------------------


Agreed to:

PHOENIX LABORATORIES, INC.

By: /s/
   ----------------------------------
Title:  Vice President
      -------------------------------


GREAT EARTH DISTRIBUTION, INC.

By: /s/
   ----------------------------------
Title:  Vice President
      -------------------------------


BODYONICS, LTD.

By: /s/
   ----------------------------------
Title:  Vice President
      -------------------------------

Confirmed:

/s/ MELVIN RICH
-------------------------------------
MELVIN RICH


EVERGOOD PRODUCTS CORPORATION

By: /s/
   ----------------------------------
Title:  Vice President
      -------------------------------

                AMENDED AND RESTATED RIDER TO SECURITY AGREEMENT
                     (Accounts, Contract Rights, Instruments
                          and Goods Pertaining Thereto)

                                     between

                 Debtors: PHOENIX LABORATORIES, INC. ("Phoenix")
                     GREAT EARTH DISTRIBUTION, INC. ("GED")
                          BODYONICS, LTD. ("Bodyonics")
             (each hereafter refined to individually as "Debtor" and
                         collectively as "Debtors")
                                      and

Secured Party:   THE CIT GROUP/CREDIT FINANCE, INC.
                 (hereafter referred to as "CIT")

This is an Amendment and Restatement, effective as of December 1, 1997, of the Rider to the Security Agreement (Accounts, Contract Rights, Instruments and Goods Pertaining Thereto), dated February 17, 1988 (this "Agreement", between Debtor and Fidelcor Business Credit Corporation ("Fidelcor"), to whose rights CIT has succeeded, pursuant to which, in addition to and not in limitation of any and all rights granted to CIT and obligations incurred by Debtor in the printed portion of this Agreement, Debtor further warrants, covenants and agrees as follows:

           A. Each of the Debtors shall be jointly and severally liable for the Obligations (as hereafter defined) of all of the Debtors.

           B. The term "Financing Agreements" shall mean and include, without limitation, this Agreement, the Security Agreement (Inventory), the Security Agreement (Equipment), and the agreements, documents and instruments listed on the attached Schedule A, as now existing or as hereafter renewed, extended, amended, modified or supplemented and any agreements, documents and guaranties that (i) are executed in the future; and (ii) are executed by any Debtors or Affiliates of any Debtors in favor of CIT or are between CIT and any Debtors or Affiliates of theirs or grant collateral security for or create or evidence indebtedness of any Debtors or Affiliates of theirs to CIT; and (iii) do not by their terms expressly recite that they shall not be deemed "Financing Agreements" hereunder. Affiliate means any entity having common ownership with a Debtor or controlled by or under common control with any Debtor.

           C. The term "Obligations" or obligations shall mean and include, without limitation, any and all of Debtor's indebtedness and/or liabilities to CIT of every kind, nature and description, direct or indirect, secured or unsecured, joint and/or several, absolute or contingent, due or to become due, now existing or hereafter arising, related or unrelated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to all amounts owing by Debtor to CIT under this Agreement, the other Financing Agreements, or any other security agreement, guaranty or note and all obligations to perform acts or refrain from taking any action.

           D. The term Collateral or collateral shall mean and include, without limitation, that which is set forth in Paragraph I of the printed portion of this Agreement and any and all other items of real or personal property in which Debtor has granted or may in the future grant a security interest to CIT under the Financing Agreements, or any supplement or supplements thereto, and/or under any other security agreement, or other agreement, all of Debtor's right, title and interest in and to the goods or other property represented by or securing any of the foregoing, all of Debtors rights as an unpaid vendor or lien or, including stoppage in transit, replevin or reclamation, all additional amounts due to Debtor from any account debtor irrespective of whether such additional amounts have been specifically assigned to CIT, all other agreements on property securing or relating, to any of the items referred to above or acquired for the purposes of securing or enforcing any of such items, 0 present and future chattel paper, motor vehicles, licenses, patents, trademarks, copyrights, license agreements, tax and duty claims and refunds, computer software, goodwill, customer lists, all documents, monies, deposits, securities, instruments, credits, and other property now or hereafter held by CIT or any entity which at any time participates in CIT's financing transactions with Debtor, and all products, proceeds and accessions of all of the foregoing in whatever form. Debtor hereby grants CIT a continuing first priority security interest in and general lien upon all of the Collateral to secure payment and performance of all of the Obligations, except for prior security interests set forth on Schedule B attached hereto.

           E. In addition to any other security interest granted in the Financing Agreements and not in limitation of any of the foregoing, and to secure the payment and performance of all of the Obligations. Debtor hereby pledges and assigns to CIT and grants to CIT a continuing general security interest in all of the Debtor's ledger sheets, files, records and documents relating to the Collateral. which shall, until delivered to or removed by CIT, be kept by Debtor in trust for CIT and without cost to CIT in appropriate containers in safe places, bearing suitable legends disclosing CIT's security interest. Each confirmatory assignment schedule or other form of Assignment hereafter executed by Debtor, shall be deemed to include the foregoing, whether or not same appears therein.

           F. The Debtor will pay all costs and expenses and all taxes, recording and filing fees (including Uniform Commercial Code Financing Statements) in connection with the preparation. execution, delivery, administration (including wire transfer charges in amounts that CIT may from time to time establish if Debtor requests wire transfers) and enforcement of this Agreement and all other documents Contemplated herein or related hereto, including any amendments, supplements or consents which may he hereafter made or entered into in respect thereof, including appraisal fees, and lien searches in connection herewith and fees and disbursements of in-house and outside counsel to CIT. Debtor will pay all out-of-pocket costs of field examinations to be conducted by CIT as provided in Paragraph 13 of the printed portion of the AP cement plus $650.00 per person per day. CIT is hereby authorized to charge any amounts payable hereunder (including principal, interest, fees, charges and expenses) directly to any account of the Debtor maintained with CIT.

           G. CIT agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"),

CIT shall make additional advances to Debtor, in its sole discretion, of thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory and of thirty-five (35%) percent of the value of GED's and Bodyonics' acceptable and eligible finished goods inventory (collectively the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by CIT. Except in CIT's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $1,750,000 (the "GED Accounts Sublimit") or (b) an amount equal to one hundred and twenty-five (125%) percent of the Phoenix Accounts Advances and (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $2,000,000 at any time outstanding. Except in CIT's sole discretion, the aggregate principal amount of Accounts Advances to Bodyonics shall not exceed an amount equal to the sum of one hundred (100%) percent of the Phoenix Accounts Advances and one hundred (I 00%) percent of the GED Accounts Advances.

           H. Except in CIT's sole discretion the aggregate principal amount of the advances made by CIT to Debtors under the Financing Agreements, including the Accounts Advances and the Inventory Advances, shall not exceed the principal amount of $6,500,000 at any time outstanding.

           I.    [Intentionally omitted]

           J. In consideration of CIT entering into this Agreement and incurring accounting, operating and Management expenses, Debtors shall pay to CIT each calendar month a minimum charge equal to the amount of interest Debtors would pay CIT if they at all times had an aggregate average daily loan balance outstanding of S2,500,000 bearing interest at the rate provided for in Paragraph 6 of the printed portion of this Agreement. CIT shall reduce such minimum charge by the amounts actually paid by Debtors to CIT as interest pursuant to said Paragraph 6, so that for each calendar month Debtors shall pay CIT interest as provided for in said Paragraph 6, plus the amount, if any, by which the minimum charge provided for in this paragraph exceeds the amount of interest payable pursuant to said Paragraph 6 for such month. If this Amendment shall be terminated. such minimum charge shall continue and be paid by the Debtor for any unexpired term of this Agreement, except if such termination is made pursuant to Paragraph 26 or 30 of the printed portion of this Agreement or by mutual agreement of CIT and the Debtor.

           K. All advances by CIT pursuant to this Agreement shall bear interest at the variable rate provided for in Paragraph 6 of the printed portion of this Agreement and shall be calculated on the basis of a 360-day year for actual days elapsed.

           L. Should CIT commence a proceeding to take possession of any of the Collateral under this Agreement or any of the Financing Agreements, Debtor waives the requirement, if any, that CIT post a bond or any other type of security.

           M. In addition to all of the covenants set forth in the Financing Agreements and without limiting any of the terms or provisions thereof, Debtor hereby covenants and agrees as follows:

1. Debtor will pay all obligations when due and will perform all of the terms, conditions, covenants and agreements of Debtor to be performed under the Financing Agreements, and will make punctual payment of all monies and will perform all of the terms, conditions, covenants and agreements on its part to be paid, kept or performed under the terms of any lease or mortgage of the premises where any of the Collateral is now or hereafter located, wherein Debtor is lessee or mortgagor, and will promptly notify CIT in the event of any default by Debtor or receipt by Debtor of any notice or alleged default under any such lease or mortgage.

2. Debtor will pay and discharge at or before maturity, all taxes, assessments, rents, claims, debts and charges except where the same are being contested in good faith and Debtor is maintaining, in accordance with generally accepted accounting principles and practice, appropriate reserves for accrual thereof

3. Debtor will promptly give notice in writing to CIT of the occurrence of any event which constitutes or which with notice or lapse of time, or both, would constitute a default under any of the Financing Agreements. As used in the Paragraph (3), the word "promptly" shall be determined in relation to the point in time at which Debtor, exercising sound management practices, has actual knowledge or should have discovered the occurrence of such event.

4. Debtor will provide CIT with such other information concerning the financial or business affairs of Debtor as CIT, in its sole discretion, requests from time to time.

5. Debtor will not, without the prior written consent of CIT, declare or pay any dividend, return any capital to any of its stockholders, loan any sum to any of its stockholders, employees, officers or directors, or redeem, repurchase or otherwise acquire any of its outstanding capital stock except that Debtor may continue to repay an indebtedness due to its shareholder, Charlotte Rich, in the outstanding principal amount of $378,623.08, provided that the amount of such repayment does not exceed $140,000 per year, inclusive of both principal and interest.

6. Notwithstanding Paragraph 3 of the printed portion of this Agreement, Debtor shall direct that all proceeds of accounts receivable, letters of credit, banker's acceptances and other proceeds of Collateral shall be payable to a post office box or a lock box designated by and in control of CIT and in connection therewith shall execute such agreements as CIT in its sole discretion shall specify. So long as no default has occurred under the Financing Agreements, Debtor's deposit of all proceeds of Collateral to an account at Chase Manhattan Bank which is blocked to CIT shall constitute compliance with this subsection.

7. Debtor will duly execute and deliver, or will cause to be executed and delivered, such further instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments, or continuations thereof, landlord's or mortgagee's waivers of liens, and consents to the exercise by CIT of 0 of its rights and remedies under the Financing Agreements with respect to the Collateral and will do such further acts as may be necessary or proper in CIT's opinion to effectuate the provisions or purposes of the Financing Agreements.

8. Debtor will not, without the prior written consent of CIT, directly or indirectly sell, lease, abandon or otherwise dispose of all or any substantial portion of its property or assets or consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into it.

9. Debtor will at all times preserve and keep in full force and effect its corporate existence, licenses, permits, rights and franchises.

10. Debtor will comply with the requirements of all applicable laws, rules, regulations, orders of any governmental authority, and all agreements to which Debtor is a party. the noncompliance with which laws, rules, regulations, orders and agreements would materially adversely affect its business, properties or credit.

           N. Any default by Debtor under the Financing Agreements or any default under any material obligation for the payment of money to any person, firm or corporation shall constitute and be deemed a default by the Debtor and shall be a default under all such other agreements and instruments.

           O. Debtor hereby further represents and warrants to CIT the following:

1. Debtor has the corporate power to borrow and to execute, deliver and carry out the terms and provisions of the financing Agreements, and a other instruments and documents delivered by it pursuant hereto and thereto, and Debtor has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of the Financing Agreements. and such other agreements, the borrowings hereunder and the execution, delivery and performance of the instruments and documents delivered and to be delivered by it pursuant hereto and thereto, and the Financing Agreements constitute and will constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms.

2. Debtor is not aware of, has knowledge of, or has received notice of, a default in any material respect under any indenture, mortgage, deed of trust, lease agreement, or other instrument to which it is a party or by which it or its properties may be bound. Neither the execution nor delivery of the Financing Agreements, nor any of the instruments or documents to be delivered pursuant hereto or thereto, nor the consummation of the transactions herein or therein contemplated nor compliance with the provisions hereof or thereof, will violate any law or regulation or any order or decree of any court or governmental instrumentality in any respect, or will conflict with, or result in the breach of, or constitute a default in any material respect under, any mortgage, deed of trust, agreement or other instrument to which Debtor is party or by which it or its properties may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Debtor (except as contemplated hereunder or under any of the other Financing Agreements) or violate any provision of Certificate of Incorporation or By-Laws of Debtor.

3. No action of, or filing with, any governmental or public body or authority (other than the filing or recording of Uniform Commercial Code financing statements) is required in connection with the execution, delivery and performance of the Financing Agreements or any of the instruments or documents to be delivered pursuant hereto or thereto.

4. Debtor has obtained all necessary licenses and approvals and is in compliance in all material respects with all applicable state and Federal laws and regulations relating to the conduct of its business as presently conducted or contemplated.

5. There are no strikes or other labor disputes against Debtor, pending, or to Debtor's knowledge, threatened.

6. None of the information contained in the representations and warranties made by Debtor in the Financing Agreements, or contained in any certificate, statement, schedule or exhibit to or under any of the Financing Agreements, contains or will contain any untrue statement of a material fact or omit or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading.

PHOENIX LABORATORIES, INC.



By: /s/
   -----------------------------
Title:  VP
      --------------------------


GREAT EARTH DISTRIBUTION, INC.



By: /s/
   -----------------------------
Title:  VP
      --------------------------


BODYONICS, LTD.



By: /s/
   -----------------------------
Title:  VP
      --------------------------


THE CIT GROUP/CREDIT FINANCE, INC.



By: /s/
   -----------------------------
Title:  VP
      --------------------------

                                   Schedule A

1. Security Agreement (Accounts, etc.) between Phoenix Laboratories, Inc. ("Phoenix"), Great Earth Distribution, Inc. ("GED"), and Fidelcor Business Credit Corporation ("Fidelcor") dated February 17, 1988.

2.    Rider to Security Agreement (Accounts, etc.) between Phoenix, GED and
      Fidelcor.

3.    Amendments to Security Agreement

      a.   Amendment dated June 29. 1988 among GED, Phoenix and
           Fidelcor;
      b.   Amendment dated October 4, 1989 among GED, Phoenix and
           Fidelcor;
      c.   Amendment dated August 13, 1991 among GED, Phoenix and
           The CIT Group/Credit Finance, Inc. ("CIT");
      d.   Amendment dated August 13, 1991 among Great Earth
           International, Inc., Great Earth International Licensing
           Corp., Great Earth Stores, Inc., Great Earth
           International Franchising Corp., Great Earth Vitamins
           Ltd. and CIT;
      e.   Amendment dated December 16, 1991 among Phoenix, GED,
           Evergood Products Corporation ("Evergood") and CIT;
      f.   Amendment dated June 19, 1992 among Phoenix, GED, Evergood and CIT;
      g.   Amendment dated August 27, 1993 among Phoenix, GED,
           Evergood and CIT;
      h.   Amendment dated December 23, 1994 among Phoenix, GED and CIT;
      i.   Amendment dated January 4, 1995 among Phoenix, GED and
           CIT;
      j.   Amendment dated January 6,1995 among Phoenix, GED and CIT;
      k.   Amendment dated June 21, 19,96 among Phoenix. GED.
           Evergood and CIT;
      l.   Amendment dated November 18,1996 among Phoenix,
           Bodyonics, Ltd. ("Bodyonics') and CIT;
      m.   Amendment dated November 18, 1996 among Phoenix,
           Bodyonics and CIT;
      n.   Amendment dated February II, 1997 among Phoenix, GED,
           Bodyonics, Evergood and CIT.

4. Security Agreement (Inventory) among Phoenix, GED and Fidelcor dated February 17,1988

5. Security Agreement (Equipment) among Phoenix, GED and Fidelcor dated February 17,1988

6. Sixth Amended and Restated Promissory Note in the original principal amount of $1,150,000.00 made by Phoenix, GED and Bodyonics and payable to CIT dated February12,1997.

7.    Secretary's Certificates

      a.   Secretary's Certificate of Evergood dated February 9,
           1988;
      b.   Secretary's Certificate of Phoenix dated February 9, 1988;
      c.   Secretary's Certificate of GED dated February 9, 1988.

8. Replacement Guaranty by Melvin Rich in favor of CIT with respect to Phoenix and GED dated July 1, 1992

9.    Cash  Collateral  Agreement  executed  by  Melvin  Rich,  dated
      August 31, 1993.

10. Guaranty by Evergood, Phoenix and GED in favor of Fidelcor with respect to Evergood Products Corporation, Phoenix
      Laboratories, Inc. and Great Earth Distribution, Inc., dated February 17, 1988

11.   Intercreditor Agreement between Fidelcor and Hoffmann - La
      Roche Inc. dated February16, 1988

12.   Guaranty in favor of Fidelcor by Great Earth International,
      Inc. ("GED), dated April 26, 1988, with respect to Phoenix and
      GED.

13. Trademark Collateral Assignment and Security Agreement, dated April 26, 1988,executed by GEI in favor of Fidelcor.

                                   Schedule B
                                                                     Page 1 of 2


                         Unterminated Security Interests
-------------------------------------------------------------------------------------------------------
                                                                                      Amendments
                                      Juris-           Filing                         (Releases,
       Debtor          Secured Party  diction  UCC #    Date      Collateral      Assignments, etc.)
-------------------------------------------------------------------------------------------------------
Phoenix               Hoffman-La      N.Y.    390298  12/24/88  All Equipment
Laboratories, Inc.    Roche, Inc.     S/S                       (now owned,
P.O. Box 368          340 Kingsland                             hereafter
809 Ibsen Street      Street                                    acquired)
Woodmere, New York    Nutley, N.J.
11598                 07110
-------------------------------------------------------------------------------------------------------
Phoenix               Long Island     N.Y.    348550  11/10/86  2 Machines
Laboratories, Inc.    Trust Co.       S/S
175 Lauman Lane       Industrial                                Debtor has no
Hicksville, New York  Finance Dept.                             power to sell
11801                 11 Broadway                               or dispose of
                      Hicksville,                               collateral
                      NY  11801

-------------------------------------------------------------------------------------------------------
Phoenix               Hoffman-La      Nassau 87-001408 1/16/87  All equipment
Laboratories, Inc.    Roche, Inc.     County                    (now owned &
P.O. Box 388          340 Kingsland   Clerk                     hereafter
809 Ibsen Street      Street                                    acquired.)
Woodmere, New York    Nutley, N.J.
11598                 07110
-------------------------------------------------------------------------------------------------------
Phoenix               Hoffman-La      Nassau  87-027548 11/25/87 All equipment
Laboratories, Inc.    Roche, Inc.     County                     (now owned &
P.O. Box 388          340 Kingsland   Clerk                      hereafter
809 Ibsen Street      Street                                     acquired.)
Woodmere, New York    Nutley, N.J.
11598                 07110
-------------------------------------------------------------------------------------------------------
Phoenix               Equilease       Nassau  86-03044 12/19/86 Feild for Info. ASSIGNED TO:
Laboratories, Inc.    Corporation     County                    Only.           Textron Capital
175 Lauman Lane       750 Third       Clerk                     Property (not   Corporation
Hicksville, New York  Avenue                                    described)      1410 Hospital Trust Tower
11801                 New York, NY                              Subject to      Providence, Rhode Island
                      10017                                     LEASE
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                             Schedule B
                                                                     Page 2 of 2

                                    (Cont'd)
-------------------------------------------------------------------------------------------------------
                                                                                    Amendments
                                         Juris-           Filing                    (Releases,
       Debtor          Secured Party    diction  UCC #    Date     Collateral      Assignments, etc.)
-------------------------------------------------------------------------------------------------------
Phoenix               WASCO Funding      Nassau  86-021181 8/25/86 MACHINE (3)     ASSIGNED TO:
Laboratories, Inc.    Corporation        County                    leased to       Tilden
175 Lauman Lane       150 East 58th      Clerk                     debtor who has  Financial Corporation
Hicksville, New       Street                                       no right to     2 Lambert Street
York  11801           New York, New                                sell or         Roslyn Heights, NY  11577
                      York 10155                                   dispose.
--------------------------------------------------------------------------------------------------------
Phoenix               L.I. Trust Co.,    Nassau  86-027280 11/18/86 2 MACHINE
Laboratories, Inc.    N.A.               County
175 Lauman Lane       Industrial         Clerk
Hicksville, New       Finance Dept.
York  11801           11 Broadway
                      Hicksville, NY
                      11801

--------------------------------------------------------------------------------------------------------
Great Earth           The Lease Factor,  S/S     87-128909 5/28/87 Equipment Lease
Distribution, Inc.    Inc.               Calif.
14211 Gannett Street  The Beaumont
La Mirada, CA  90638  Building
                      P.O. Box 71
                      South Station
                      Framinghman,
                      Mass.  01701
--------------------------------------------------------------------------------------------------------
Great Earth           Pitney Bowes       S/S     86-146811 6/11/86 Lease - re:
Distribution, Inc.    Credit             Calif.                    Postal
14211 Gannett Street  Corporation                                  Equipment
La Mirada, CA  90638  21515 Hawthorne
                      Blvd.
                      Suite 690
                      Torrance, CA
                      90503

--------------------------------------------------------------------------------------------------------
Great Earth           Pitney Bowes       S/S     86146812 6/11/86 Lease - re:
Distribution, Inc.    Credit             Calif.                   Postal
14211 Gannett Street  Corporation                                 Equipment
La Mirada, CA  90638  21515 Hawthorne
                      Blvd.
                      Suite 690
                      Torrance, CA
                      90503
--------------------------------------------------------------------------------------------------------

           P. CIT shall have the right, in its discretion, to withhold and reserve from the amount of its advances under this Agreement such amount as CIT shall establish as a reasonable reserve upon the occurrence of any breach of any warranty, covenant, or agreement under the Financing Agreements or for any default under the Financing Agreements. Without in any way limiting CIT's rights to withhold and set up reserves, in its sole discretion, CIT shall have the right to establish a reserve from Debtor's availability for amounts due from GED to Livingston Healthcare Services, Inc.

           Q. CIT agrees that in addition to the Accounts Advances and Inventory Advances, CIT shall make additional advances to Debtor of up to

      (i)  whichever is less,

           (x) $200,000; or

           (y) 100% of the amount of any cash collateral pledged by any guarantor of the Obligations to secure his or her guaranty; and

      (ii) whichever is less,

           (x) S250,000; or

           (y) five (5%) of the sum of

                (a) the combined Accounts and Inventory Availability of the Debtors, as hereinafter defined. and

                (b) the unpaid principal balance from time to time of the Sixth Amended and Restated Promissory Note, in the original principal amount of $1,150,000, dated February 12, 1997, made by Phoenix, GED and Bodyonics.

      Accounts Availability means for each Debtor, the advance percentage applicable to accounts receivable of such Debtor as specified in Paragraph 2 of the printed portion of this Agreement, multiplied by the amount of eligible and acceptable accounts receivable of such Debtor, but not exceeding any limitation on the amount of Accounts Advances to such Debtor specified in such Paragraph 2 or in Section G of this Rider.

      Inventory Availability means for each Debtor, the advance percentages applicable to raw material and finished goods inventory of such Debtor as specified in Section G of this Rider, multiplied by the lower of cost or market value of eligible and acceptable raw material and finished goods inventory of such Debtor, but not exceeding in the aggregate for all Debtors the limitation on the amount of Inventory Advances to all Debtors as specified in Section G of this Rider.

THE CIT GROUP
Credit Finance
1211 Avenue of the Americas
New York, NY  10036

Tel:  212-790-9100
Fax:  212-790-9123

THE
CIT
GROUP


August 27, 1998

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
140 Lauman Lane
Hicksville, New York 11801

      Re: Security Agreement (Accounts, etc.) executed February 17, 1988 (the "Accounts Agreement'), by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Credit Finance, Inc. ("CIT"), assignee of Fidelcor Business Credit Corporation (`Fidelcor'), and the Security Agreement (Inventory) and Security Agreement (Equipment), executed February17, 1988 by Phoenix and GED in favor of Fidelcor, to which Security Agreements Bodyonics, Ltd. ("Bodyonics') became a party, as Debtor, by letter agreement dated November 18, 1996; the Sixth Amended and Restated Promissory Note in the original principal amount of $1,150,000, dated February 12, 1997 and made by Phoenix, GED and Bodyonics, as amended by letter agreement dated January21, 1998 (the "Note"), and all related agreements, amendments, documents and instruments (collectively, the "Financing Agreements"). GED, Phoenix and Bodyonics may be hereinafter referred to individually as "Debtor' and collectively as "Debtors".
           ---------------------------------------------------------------------

Gentlemen:

      The present term of your Financing Agreements with CIT expires August 17, 2000. We propose to amend the Financing Agreements as set forth below, effective as of the date hereof. Capitalized terms appearing below that are not defined herein shall have the meanings given in the Rider to the Accounts Agreement, as amended and restated as of the date hereof.

1. The first sentence of paragraph 26 of the printed portion of the Accounts Agreement is amended to read as follows:

            "That this Agreement shall remain in effect until August 17, 2001 and shall be deemed automatically renewed for successive terms of two years."

2. The Debtors affirm that the unpaid principal balance of the Note as of the date hereof is

      $880,000 (the "Existing Term Debt") and that the unpaid balance of the loans made to the Debtors pursuant to paragraph 9 of the February 11, 1997 amendment of the Financing Agreements for the purpose of allowing the Debtors to purchase new equipment, is $95,000 (the "Capital Expenditure Loans").

      Concurrently herewith, CIT is making an advance to the Debtors in the amount of$245,000, which together with the Existing Term Debt and the Capital Expenditure Loans shall be repayable in accordance with the terms of the Seventh Amended and Restated Promissory Note, in the original principal amount of $1,220,000, executed on the date hereof, which shall replace the Note but not extinguish the indebtedness evidenced by the Note or the indebtedness represented, by the Capital Expenditure Loans.

3. This will confirm that in addition to all other fees at any time payable by Debtors to CIT, Debtors shall pay a Facility Fee to CIT on each anniversary date of the Accounts Agreement in the amounts hereinafter set forth. The Facility Fee payable during the term of the Financing Agreements ending on August 17, 2001 shall be fully earned on the date hereof and the Facility Fee payable during any renewal term shall be fully earned on the first day of such renewal term. The Facility Fee payable on February 17, 1999 shall be$25,000 and the Facility Fee payable on February 17, 2000 and on each subsequent anniversary of the date of the Accounts Agreement, commencing February 17, 2001,shall be $17,500. Upon the occurrence of a default under the Financing Agreements or upon the effective date of termination of the Financing Agreements for any reason prior to the end of the then current term, all Facility Fees payable at any time during such term shall become immediately due and payable in full. Each Facility Fee may be charged by CIT to any account of the Debtors maintained by CIT. This paragraph supersedes the provisions of paragraph 7 of the amendment of the Financing Agreements dated January21, 1998 except with respect to any Facility Fee already paid by Debtors pursuant to the terms of such paragraph.

All other terms and conditions of the Financing Agreements (including the Rider to the Security Agreement (Accounts, etc.), as amended and restated effective as of the date hereof) shall remain in full force and effect and nothing contained herein is intended to modify or impair CIT's entitlement to the documentation described in paragraph 8 of the January 21, 1998 amendment of the Financing Agreements. The undersigned agree to execute such further documents and instruments as shall be necessary to carry out the purposes of the amendment of the Financing Agreements set forth above.

Please sign and return this letter to us to evidence your agreement to the amendments of the Financing Agreements set forth above.

The offer to amend the Financing Agreements as provided in this letter shall be deemed revoked if this letter is not signed and returned by you on or before August 31, 1998.

Very truly yours,

THE CIT GROUP/CREDIT FINANCE, INC.

By: /s/
   -----------------------------
Title:  VICE PRESIDENT
      --------------------------


PHOENIX LABORATORIES, INC.

By: /s/
   -----------------------------
Title:  ExVP
      --------------------------


GREAT EARTH DISTRIBUTION, INC.

By: /s/
   -----------------------------
Title:  EVP
      --------------------------


BODYONICS, LTD.

By: /s/
   -----------------------------
Title:  ExVP
      --------------------------


Confirmed:

/s/ MELVIN RICH
--------------------------------
MELVIN RICH, individually as guarantor


EVERGOOD PRODUCTS CORPORATION

By: /s/
   -----------------------------
Title:  ExVP
      --------------------------

                AMENDED AND RESTATED RIDER TO SECURITY AGREEMENT
                     (Accounts, Contract Rights, Instruments
                          and Goods Pertaining Thereto)

                                     between

                 Debtors: PHOENIX LABORATORIES, INC. ("Phoenix")
                     GREAT EARTH DISTRIBUTION, INC. ("GED")
                          BODYONICS, LTD. ("Bodyonics")
            (each hereafter referred to individually as "Debtor" and
                     collectively as "Debtors")
                                       and

Secured Party: THE CIT GROUP/CREDIT FINANCE, INC.
                        (hereafter referred to as "CIT")

This is an Amendment and Restatement, effective as of August 27, 1998 of the Rider to the Security Agreement (Accounts, Contract Rights, Instruments and Goods Pertaining Thereto), dated February 17, 1988 (this "Agreement"), between Debtor and Fidelcor Business Credit Corporation (`Fidelcor'), to whose rights CIT has succeeded, pursuant to which, in addition to and not in limitation of any and all rights granted to CIT and obligations incurred by Debtor in the printed portion of this Agreement, Debtor further warrants, covenants and agrees as follows:

           A. Each of the Debtors shall be jointly and severally liable for the Obligations (as hereafter defined) of all of the Debtors.

           B. The term "Financing Agreements" shall mean and include, without limitation, this Agreement, the Security Agreement (Inventory), the Security Agreement (Equipment), and the agreements, documents and instruments listed on the attached Schedule A, as now existing or as hereafter renewed, extended, amended, modified or supplemented and any agreements, documents and guaranties that (i) are executed in the future; and (ii) are executed by any Debtors or Affiliates of any Debtors in favor of CIT or are between CIT and any Debtors or Affiliates of theirs or grant collateral security for or create or evidence indebtedness of any Debtors or Affiliates of theirs to CIT; and (iii) do not by their terms expressly recite that they shall not be deemed "Financing Agreements" hereunder. Affiliate means any entity having common ownership with a Debtor or controlled by or under common control with any Debtor.

           C. The term "Obligations" or obligations shall mean and include, without limitation, any and all of Debtor's indebtedness and/or liabilities to CIT of every kind, nature and description, direct or indirect, secured or unsecured, joint and/or several, absolute or contingent, due or to become due, now existing or hereafter arising, related or unrelated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to all amounts owing by Debtor to CIT under this Agreement, the other Financing Agreements, or any other security agreement, guaranty or note and all obligations to perform acts or refrain from taking any action.

            D. The term Collateral or collateral shall mean and include, without limitation, that which is set forth in Paragraph I of the printed portion of this Agreement and any and all other items of real or personal property in which Debtor has granted or may in the future grant a security interest to CIT under the Financing Agreements, or any supplement or supplements thereto, and/or under any other security agreement, or other agreement, all of Debtor's right, title and interest in and to the goods or other property represented by or securing any of the foregoing, all of Debtors rights as an unpaid vendor or lien or, including stoppage in transit, replevin or reclamation, 0 additional amounts due to Debtor from any account debtor irrespective of whether such additional amounts have been specifically assigned to CIT, all other agreements on property securing or relating to any of the items referred to above or acquired for the purposes of securing or enforcing any of such items, all present and future chattel paper, motor vehicles, licenses, patents, trademarks, copyrights, license agreements, tax and duty claims and refunds, computer software, goodwill, customer lists, all documents, monies, deposits, securities, instruments, credits, and other property now or hereafter held by CIT or any entity which at any time participates in CIT's financing transactions with Debtor, and all products, proceeds and accessions of all of the foregoing in whatever form. Debtor hereby grants CIT a continuing first priority security interest in and general lien upon all of the Collateral to secure payment and performance of 0 of the Obligations, except for prior security interests set forth on Schedule E attached hereto.

            E. In addition to any other security interest granted in the Financing Agreements and not in limitation of any of the foregoing, and to secure the payment and performance of all of the Obligations, Debtor hereby pledges and assigns to CIT and grants to CIT a continuing general security interest in 0 of the Debtor's ledger sheets, files, records and documents relating to the Collateral, which shall, until delivered to or removed by CIT, be kept by Debtor in trust for CIT and without cost to CIT in appropriate containers in safe places, bearing suitable legends disclosing CIT's security interest. Each confirmatory assignment schedule or other form of Assignment hereafter executed by Debtor, shall be deemed to include the foregoing, whether or not same appears therein.

            F. The Debtor will pay all costs and expenses and all taxes, recording and filing fees (including Uniform Commercial Code Financing Statements) in connection with the preparation, execution, delivery, administration (including wire transfer charges in amounts that CIT may from time to time establish if Debtor requests wire transfers) and enforcement of this Agreement and all other documents contemplated herein or related hereto, including any amendments, supplements or consents which may he hereafter made or entered into in respect thereof, including appraisal fees, and lien searches in connection herewith and fees and disbursements of in-house and outside counsel to CIT. Debtor will pay all out-of-pocket costs of field examinations to be conducted by CIT as provided in Paragraph 13 of the printed portion of the Agreement plus $650.00 per person per day. CIT is hereby authorized to charge any amounts payable hereunder (including principal, interest, fees, charges and expenses) directly to any account of the Debtor maintained with CIT.

            G. CIT agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this Agreement ("Accounts Advances"),

CIT shall make additional advances to Debtor, in its sole discretion, of thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, forty percent (40%) of the value of GED's and Bodyonics' acceptable and eligible furnished goods inventory located at the warehouses of Livingston Healthcare Services, Inc. in Newark, Delaware and Rancho Cucamonga, California (such percentage being hereinafter referred to as the `Livingston Inventory Advance Rate') and thirty-five (35%) percent of the value of all other acceptable and eligible finished goods inventory of GED and Bodyonics (collectively the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by CIT. Except in CIT's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $1,750,000 (the "GED Accounts Sublimit") or (b) an amount equal to one hundred and twenty-five (125%)percent of the Phoenix Accounts Advances and (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $2,500,000 at any time outstanding. In the event that Debtor at any time has negative Cash Flow (defined below) to be calculated commencing with the nine month period ending September 3O, l998 and quarterly thereafter, then the Livingston Inventory Advance Rate shall be reduced from 40% to 35%. Cash Flow is defined as: Net income plus depreciation and amortization less capital expenditures and principal repayments of term debt on a consolidated basis. Except in CIT's sole discretion, the aggregate principal amount of Accounts Advances to Bodyonics shall not exceed an amount equal to the sum of one hundred (I 000/o) percent of the Phoenix Accounts Advances and one hundred (I 00%)percent of the GED Accounts Advances.

            H. Except in CIT's sole discretion the aggregate principal amount of the advances. made by CIT to Debtors under the Financing Agreements, including the Accounts Advances and the Inventory Advances, shall not exceed the principal amount of $7,500,000 at any time outstanding.

            I. [Intentionally omitted]

            J. In consideration of CIT entering into this Agreement and incurring accounting, operating and management expenses, Debtors shall pay to CIT each calendar month a minimum charge equal to the amount of interest Debtors would pay CIT if they at all times had an aggregate average daily loan balance outstanding of $2,500,000 bearing interest at the rate provided for in Paragraph 6 of the printed portion of this Agreement. CIT shall reduce such minimum charge by the amounts actually paid by Debtors to CIT as interest pursuant to said Paragraph 6, so that for each calendar month Debtors shall pay CIT interest as provided for in said Paragraph 6, plus the amount, if any, by which the minimum charge provided for in this paragraph exceeds the amount of interest payable pursuant to said Paragraph 6 for such month. If this Agreement shall be terminated, such minimum charge shall continue and be paid by the Debtor for any unexpired term of this Agreement, except if such termination is made pursuant to Paragraph 26 or 30 of the printed portion of this Agreement or by mutual agreement of CIT and the Debtor.

            K. All advances by CIT pursuant to this Agreement shall bear interest at the variable rate provided for in Paragraph 6 of the printed portion of this Agreement and shall be calculated on the basis of a 360-day year for actual days elapsed.

            L. Should CIT commence a proceeding to take possession of any of the Collateral under this Agreement or any of the Financing Agreements, Debtor waives the requirement, if any, that CIT post a bond or any other type of security.

            M. In addition to all of the covenants set forth in the Financing Agreements and without limiting any of the terms or provisions thereof, Debtor hereby covenants and agrees as follows:

            1. Debtor will pay all obligations when due and will perform all of the terms, conditions, covenants and agreements of Debtor to be performed under the Financing Agreements, and will make punctual payment of all monies and will perform all of the terms, conditions, covenants and agreements on its part to be paid, kept or performed under the terms of any lease or mortgage of the premises where any of the Collateral is now or hereafter located, wherein Debtor is lessee or mortgagor, and will promptly notify CIT in the event of any default by Debtor or receipt by Debtor of any notice or alleged default under any such lease or mortgage.

            2. Debtor will pay and discharge at or before maturity, all taxes, assessments, rents, claims, debts and charges except where the same are being contested in good faith and Debtor is maintaining, in accordance with generally accepted accounting principles and practice, appropriate reserves for accrual thereof.

            3. Debtor will promptly give notice in writing to CIT of the occurrence of any event which constitutes or which with notice or lapse of time, or both, would constitute a default under any of the Financing Agreements. As used in the Paragraph (3), the word "promptly' shall be determined in relation to the point in time at which Debtor, exercising sound management practices, has actual knowledge or should have discovered the occurrence of such event.

            4. Debtor will provide CIT with such other information concerning the financial or business affairs of Debtor as CIT, in its sole discretion, requests from time to time.

            5. Debtor will not, without the prior written consent of CIT, declare or pay any dividend, return any capital to any of its stockholders, loan any sum to any of its stockholders, employees, officers or directors, or redeem, repurchase or otherwise acquire any of its outstanding capital stock except that Debtor may continue to repay an indebtedness due to its shareholder, Charlotte Rich, in the outstanding principal amount of $378,623.08,provided that the amount of such repayment does not exceed $140,000 per year, inclusive of both principal and interest.

            6. Notwithstanding Paragraph 3 of the printed portion of this Agreement, Debtor shall direct that all proceeds of accounts receivable, letters of credit, banker s acceptances and other proceeds of Collateral shall be payable to a post office box or a lock box designated by and in control of CIT and in connection therewith shall execute such agreements as CIT in its sole discretion shall specify. So long as no default has occurred under the Financing Agreements, Debtor's deposit of all proceeds of Collateral to an account at Chase Manhattan Bank which is blocked to CIT shall constitute compliance with this subsection.

            7. Debtor will duly execute and deliver, or will cause to be executed and delivered, such further instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments, or continuations thereof, landlords or mortgagee's waivers of liens, and consents to the exercise by CIT of all of its rights and remedies under the Financing Agreements with respect to the Collateral and will do such further acts as may be necessary or proper in CIT's opinion to effectuate the provisions or purposes of the Financing Agreements.

            8. Debtor will not, without the prior written consent of CIT, directly or indirectly sell, lease, abandon or otherwise dispose of all or any substantial portion of its property or assets or consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into it.

            9. Debtor will at all times preserve and keep in full force and effect its corporate existence, licenses, permits, rights and franchises.

            10. Debtor will comply with the requirements of all applicable laws, rules, regulations, orders of any governmental authority, and all agreements to which Debtor is a party, the noncompliance with which laws'. rules, regulations, orders and agreements would materially adversely affect its business, properties or credit.

            N. Any default by Debtor under the Financing Agreements or any default under any material obligation for the payment of money to any person, firm or corporation shall constitute and be deemed a default by the Debtor and shall be a default under all such other agreements and instruments.

            O. Debtor hereby further represents and warrants to CIT the following:

            1. Debtor has the corporate power to borrow and to execute, deliver and carryout the terms and provisions of the Financing Agreements, and all other instruments and documents delivered by it pursuant hereto and thereto, and Debtor has taken or caused to be taken 0 necessary corporate action to authorize the execution, delivery and performance of the Financing Agreements, and such other agreements, the borrowings hereunder and the execution, delivery and performance of the instruments and documents delivered and to be delivered by it pursuant hereto and thereto, and the Financing Agreements constitute and will constitute legal, valid and binding obligations of Debtor, enforceable in accordance with the irrespective terms.

            2. Debtor is not aware of, has knowledge of, or has received notice of, a default in any material respect under any indenture, mortgage, deed of trust, lease agreement, or other instrument to which it is a party or by which it or its properties may be bound. Neither the execution nor delivery of the Financing Agreements, nor any of the instruments or documents to be delivered pursuant hereto or thereto, nor the consummation of the transactions herein or therein contemplated nor compliance with the provisions hereof or thereof, will violate any law or regulation, or any order or decree of any court or governmental instrumentality in any respect, or will conflict with, or result in the breach of, or constitute a default in any material respect under, any mortgage, deed of trust, agreement or other instrument to which Debtor is party or by which it or its properties may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Debtor (except as contemplated hereunder or under any of the other Financing Agreements) or violate any provision of Certificate of Incorporation or By-Laws. of Debtor.

            3. No action of, or filing with, any governmental or public body or authority(other than the filing or recording of Uniform Commercial Code financing statements) is required in connection with the execution, delivery and performance of the Financing Agreements or any of the instruments or documents to be delivered pursuant hereto or thereto.

            4. Debtor has obtained all necessary licenses and approvals and is in compliance in all material respects with all applicable state and Federal laws and regulations relating to the conduct of its business as presently conducted or contemplated.

            5. There are no strikes or other labor disputes against Debtor, pending, or to Debtor's knowledge, threatened.

            6. None of the information contained in the representations and warranties made by Debtor in the Financing Agreements, or contained in any certificate, statement, schedule or exhibit to or under any of the Financing

                  Agreements, contains or will contain any untrue statement of a material fact or omit or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading.

            P. CIT shall have the right, in its discretion, to withhold and reserve from the amount of its advances under this Agreement such amount as CIT shall establish as a reasonable reserve upon the occurrence of any breach of any warranty, covenant, or agreement under the Financing Agreements or for any default under the Financing Agreements. Without in any way limiting CIT's rights to withhold and set up reserves, in its sole discretion, CIT shall have the right to establish a reserve from Debtor's availability for amounts due from GED to Livingston Healthcare Services, Inc.

            Q. CIT agrees that in addition to the Accounts Advances and Inventory Advances, CIT shall make additional advances to Debtor of up to

      (i) whichever is less,

            (x) $200,000; or

            (y) I 00% of the amount of any cash collateral pledged by any guarantor of the Obligations to secure his or her guaranty; and

      (ii) whichever is less,

            (x) $250,000; or

            (y) five (5%) of the sum of

                  (a) the combined Accounts and Inventory Availability of the Debtors, as hereinafter defined; and

                  (b) the unpaid principal balance from time to time of the Seventh Amended and Restated Promissory Note, in the original principal amount of $1,220,000, dated August 27, 1998, made by Phoenix, GED and Bodyonics.

      Accounts Availability means for each Debtor, the advance percentage applicable to accounts receivable of such Debtor as specified in Paragraph 2 of the printed portion of this Agreement, multiplied by the amount of eligible and acceptable accounts receivable of such Debtor, but not exceeding any limitation on the amount of Accounts Advances to such Debtor specified in such Paragraph 2 or in Section G of this Rider.

      Inventory Availability means for each Debtor, the advance percentages applicable to raw material and finished goods inventory of such Debtor as specified in Section G of this Rider, multiplied by the lower of cost or market value of eligible and acceptable raw material and finished goods inventory of such Debtor, but not exceeding in the aggregate for all Debtors the limitation on the amount of Inventory Advances to all Debtors as specified in Section G of this Rider.

PHOENIX LABORATORIES, INC.


By: /s/
    ------------------------------
Title: ExVP
       ---------------------------



GREAT EARTH DISTRIBUTION, INC.


By: /s/
    ------------------------------
Title: ExVP
       ---------------------------



BODYONICS, LTD.


By: /s/
    ------------------------------
Title: ExVP
       ---------------------------



THE CIT GROUP/CREDIT FINANCE, INC.


By: /s/
    ------------------------------
Title: VICE PRESIDENT
       ---------------------------

                                   Schedule A

1. Security Agreement (Accounts, etc.) between Phoenix Laboratories, Inc. ("Phoenix"), Great Earth Distribution, Inc. ("GED"), and Fidelcor Business Credit Corporation ("Fidelcor") dated February 17, 1988.

2.    Rider to Security Agreement (Accounts, etc.) between Phoenix, GED and
      Fidelcor.

3.    Amendments to Security Agreement

      a.    Amendment dated June 29, 1988 among GED, Phoenix and Fidelcor;
      b.    Amendment dated October 4, 1989 among GED, Phoenix and Fidelcor;
      c. Amendment dated August 13, 1991 among GED, Phoenix and The CIT Group/ Credit Finance, Inc. ("CIT");
      d. Amendment dated August 13, 1991 among Great Earth International, Inc., Great Earth International Licensing Corp., Great Earth Stores, Inc., Great Earth International Franchising Corp., Great Earth Vitamins Ltd. and CIT;
      e. Amendment dated December 16, 1991 among Phoenix, GED, Evergood Products Corporation ("Evergood") and CIT;
      f.    Amendment dated June 19, 1992 among Phoenix, GED, Evergood and CIT;
      g.    Amendment dated August 27, 1993 among Phoenix, GED, Evergood and
            CIT.
      h.    Amendment dated December 23, 1994 among Phoenix, GED and CIT;
      i.    Amendment dated January 4, 1995 among Phoenix, GED and CIT;
      j.    Amendment dated January 6, 1995 among Phoenix, GED and CIT;
      k.    Amendment dated June 21, 1996 among Phoenix, GED, Evergood and CIT;
      l. Amendment dated November 18, 1996 among Phoenix, Bodyonics, Ltd. ("Bodyonics") and CIT;
      m.    Amendment dated November 18, 1996 among Phoenix, Bodyonics and CIT;
      n. Amendment dated February 11, 1997 among Phoenix, GED, Bodyonics, Evergood and CIT.
      o. Amendment dated January 21, 1998 among Phoenix, Bodyonics, GED, Melvin Rich and Evergood

4. Security Agreement (Inventory) among Phoenix, GED and Fidelcor dated February 17,1988

5. Security Agreement (Equipment) among Phoenix, GED and Fidelcor dated February 17,1988

6. Seventh Amended and Restated Promissory Note in the original principal amount of$1,220,000 made by Phoenix, GED and Bodyonics and payable to CIT dated August 27,1998

7.    Secretary's Certificates

      a.    Secretary's Certificate of Evergood dated February 9, 1988;
      b.    Secretary's Certificate of Phoenix dated February 9, 1988;
      c.    Secretary's Certificate of GED dated February 9, 1988.

8. Replacement Guaranty by Melvin Rich in favor of CIT with respect to Phoenix and GED dated July 1, 1992

9.    Cash Collateral Agreement executed by Melvin Rich, dated August 31, 1993.

10. Guaranty by Evergood, Phoenix and GED in favor of Fidelcor with respect to Evergood Products Corporation, Phoenix Laboratories, Inc. and Great Earth Distribution, Inc., dated February 17, 1988

11. Intercreditor Agreement between Fidelcor and Hoffmann - La Roche Inc. dated February16, 1988

12. Guaranty in favor of Fidelcor by Great Earth International, Inc. ("GED), dated April 26, 1988, with respect to Phoenix and GED.

13. Trademark Collateral Assignment and Security Agreement, dated April 26, 1988, executed by GED in favor of Fidelcor.

                                   Schedule B
                                                                     Page 1 of 2

                         Unterminated Security Interests

------------------------------------------------------------------------------------------------------------------------------------
                                                   Juris-               Filing                                  Amendments
           Debtor               Secured Party      diction    UCC #      Date        Collateral       (Releases, Assignments, etc.)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.  Hoffman-La Roche,      N.Y. S/S  390298    12/24/88 All Equipment (now
P.O. Box 388                Inc.                                                owned, hereafter
809 Ibsen Street            340 Kingsland Street                                acquired)
Woodmere, New York  11598   Nutley, N.J.  07110
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.  Long Island Trust Co.  N.Y. S/S  348550    11/10/86 2 Machines
175 Lauman Lane             Industrial Finance
Hicksville, New York 11801  Dept.                                               Debtor has no power
                            11 Broadway                                         to sell or dispose
                            Hicksville, NY  11801                               of collateral
------------------------------------------------------------------------------------------------------------------------------------

Phoenix Laboratories, Inc.  Hoffman-La Roche,      Nassau   87-001408  1/16/87  All equipment (now
P.O. Box 388                Inc.                   County                       owned & hereafter
809 Ibsen Street            340 Kingsland Street   Clerk                        acquired.)
Woodmere, New York  11598   Nutley, N.J.  07110
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.  Hoffman-La Roche,      Nassau   87-027548  11/25/87 All equipment (now
P.O. Box 388                Inc.                   County                       owned & hereafter
809 Ibsen Street            340 Kingsland Street   Clerk                        acquired.)
Woodmere, New York  11598   Nutley, N.J.  07110
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.  Equilease Corporation  Nassau   86-030440  12/19/86 Feild for Info.       Assigned to:
175 Lauman Lane             750 Third Avenue       County                       Only.  Property       Textron Capital
Hicksville, New York 11801  New York, NY  10017    Clerk                        (not described)       Corporation
                                                                                Subject to Lease      1410 Hospital Trust Tower
                                                                                                      Providence, Rhode Island
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule B
                                                                     Page 2 of 2

                                    (Cont'd)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Juris-              Filing                               Amendments
           Debtor                 Secured Party        diction    UCC #     Date        Collateral     (Releases, Assignments, etc.)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.  WASCO Funding Corporation  Nassau   86-021181  8/25/86 Machine (3) leased  Assigned To:
175 Lauman Lane             150 East 58th Street       County                      to debtor who has   Tilden Financial
Hicksville, New York  11801 New York, New York 10155   Clerk                       no right to sell or Corporation
                                                                                   dispose.            2 Lambert Street
                                                                                                       Roslyn Heights, NY 11577
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Laboratories, Inc.  L.I. Trust Co., N.A.       Nassau   86-027280 11/18/86 2 Machines
175 Lauman Lane             Industrial Finance Dept.   County
Hicksville, New York  11801 11 Broadway                Clerk
                            Hicksville, NY  11801
------------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,   The Lease Factor, Inc.     S/S      87-128909  5/28/87 Equipment Lease
Inc.                        The Beaumont Building      Calif.
14211 Gannett Street        P.O. Box 71
La Mirada, CA  90638        South Station
                            Framingman, Mass.  01701
------------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,   Pitney Bowes Credit        S/S      86-146811  6/11/86 Lease - re:  Postal
14211 Gannett Corporation       Corporation            Calif.                      Equipment
La Mirada, CA  90638        21515 Hawthorne Blvd.
                            Suite 690
                            Torrance, CA  90503
------------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,   Pitney Bowes Credit        S/S       86146812  6/11/86 Lease - re:  Postal
Inc.                            Corporation            Calif.                      Equipment
14211 Gannett Street        21515 Hawthorne Blvd.
La Mirada, CA  90638        Suite 690
                            Torrance, CA  90503
------------------------------------------------------------------------------------------------------------------------------------

                    SEVENTH AMENDED AND RESTATED PROMISSORY NOTE

$1,220,000

                                                              New York, New York
                                                              August 27, 1998

      FOR VALUE, RECEIVED, PHOENIX LABORATORIES, INC., GREAT EARTH DISTRIBUTION, INC. and BODYONICS, LTD. (individually and collectively the "Payor"), jointly and severally hereby promise to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation ("Payee"), at its offices located at 1211 Avenue of the Americas, New York, New York 10036, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of ONE NHLL16N TWO HUNDRED TWENTY THOUSAND DOLLARS ($1,220,000) in lawful money of the United States, in thirty-five installments of TWENTY THOUSAND DOLLARS ($20,000) each payable on the first (1st) day of each consecutive month, commencing October 1, 1998 and one (1) final installment in the amount of the entire unpaid principal balance of this Note, payable August 17, 2001. Payor hereby further promises to pay interest to Payee in like money at said office or place on the unpaid principal balance hereof, computed at the rate of two percent (2%) per annum plus the prime rate as announced by The Chase Manhattan Bank or its successor, in New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers) and such interest shall be payable monthly on the first (1st) day of each month, commencing September 1, 1998. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

This Note is secured by the collateral described in the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Inventory Security Agreement and the Equipment Security Agreement, each executed February 17, 1988 by and between Payor and Fidelcor Business Credit Corporation ("Fidelcor"), assignor of Payee, and all related agreements, instruments (including but not limited to this Note) and documents granting collateral security to Payee or evidencing or creating indebtedness of Payor to Payee, all guaranties executed by third parties guaranteeing Payor's obligations to Payee, including those executed by: Melvin Rich and Evergood Products Corporation (the "Guarantors") (the foregoing, as the same may now exist and have been and may hereafter be amended, modified, replaced or supplemented, are hereafter collectively referred to as the "Financing Agreements").

This Note supersedes and replaces but does not extinguish any of the unpaid liabilities and obligations under the Sixth Amended and Restated Promissory Note dated February 12, 1997, in the original principal amount of $1,150,000 executed by Payor in favor of Payee (the "`Existing Note"). The indebtedness of Payor to Payee evidenced hereby includes (i) an indebtedness of$880,000 representing the unpaid principal balance of the Existing Note; (ii) an indebtedness of$95,000 representing advances made by Payee to Payor for the purchase of new equipment; and (iii) an indebtedness of $245,000 representing an advance made by Payee to Payor on the date hereof, all of which shall be repayable together with interest accrued and accruing and other sums in accordance with the terms hereof. Payor hereby acknowledges that Payor is as of the date hereof indebted to Payee, in the principal amount hereof, together with interest accrued and accruing through and after the date hereof, without offset, defense or counterclaim of any kind, nature or description whatsoever. The amendment and restatement contained herein shall not, in any manner be construed to constitute payment of, or impair, limit, cancel or extinguish the indebtedness evidenced by the Existing Note and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

At the time any payment is due hereunder, Payee may, at its option, charge the amount thereof to any account of Payor maintained by Payee.

If an event of default shall occur for any reason under any of the Financing Agreements, or if any of the Financing Agreements shall be terminated or not be renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently) Payee may, at its option, declare any or all of Payor's obligations under the Financing Agreements, including, but not limited to, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with costs and expenses of collection, including reasonable attorney's fees.

Payee shall not be required to resort to any of the aforementioned collateral for payment, but may proceed against Payor and/or the Guarantors in such order and manner as Payee may choose.

None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof. Payor hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice.

In the event of any litigation with respect to any of the Financing Agreements, Payor waives the right to a trial by jury, 0 rights of set-off, and any right to interpose permissive counterclaims and cross-claims, and Payor consents to the jurisdiction of the courts of the State of New York and of any federal court located in either New York or Nassau County in such State. Payor further waives personal service of any and all process upon Payor and consents that all such service of process may be made by certified mail, return receipt requested, directed to Payor at the address listed above or of which Payor advises Payee, in writing, and service so made shall be deemed complete three days after the same shall have been posted. This Note shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of Payor and inure to the benefit of Payee, its successors, endorsees and assigns.

If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

The execution and delivery of this Note has been authorized by the board of directors of Payor.

PHOENIX LABORATORIES, INC.


By: /s/
    ------------------------------
Title: ExVP
       ---------------------------



GREAT EARTH DISTRIBUTION, INC.


By: /s/
    ------------------------------
Title: ExVP
       ---------------------------



BODYONICS, LTD.


By: /s/
    ------------------------------
Title: ExVP
       ---------------------------

August 30, 2000

Phoenix Laboratories, Inc.
Great Earth Distribution, Inc.
Bodyonics, Ltd.
140 Lauman Lane
Hicksville, New York 11801

     Re: Security Agreement (Accounts, etc.) executed February 17, 1988 (the "Accounts Agreement"), by and between Phoenix Laboratories, Inc. ("Phoenix") and Great Earth Distribution, Inc. ("GED") and The CIT Group/Business Credit, Inc. ("CIT"), successor by merger to The CIT Group/Credit Finance, Inc., assignee of Fidelcor Business Credit Corporation ("Fidelcor"), and the Security Agreement (Inventory) and Security Agreement (Equipment), executed February 17, 1988 by Phoenix and GED in favor of Fidelcor, to which Security Agreements Bodyonics, Ltd. ("Bodyonics") became a party, as Debtor, by letter agreement dated November 18, 1996; the Seventh Amended and Restated Promissory
          Note in the original principal amount of $1,220,000 dated August 27, 1998 and made by Phoenix, GED and Bodyonics, (the "Note"), and all related agreements, amendments, documents and instruments (collectively, the "Financing Agreements"). GED, Phoenix and Bodyonics may be hereinafter referred to individually as "Debtor" and collectively as "Debtors".

Gentlemen:

     The present term of your Financing Agreements with CIT expires August 17, 2001. We propose to amend the Financing Agreements as set forth below, effective as of the date hereof. Capitalized terms appearing below that are not defined herein shall have the meanings given in the Rider to the Accounts Agreement, as amended and restated as of the date hereof.

1. The first sentence of paragraph 26 of the printed portion of the Accounts Agreement is amended to read as follows:

          "That this Agreement shall remain in effect until August 17, 2004 and shall be deemed automatically renewed for successive terms of two years."

2. The Debtors affirm that the unpaid principal balance of the Note as of the date hereof is

     $780,000 (the "Existing Term Debt").

     Concurrently herewith, CIT is making an advance to the Debtors in the amount of $775,500, which together with the Existing Term Debt shall be repayable in accordance with the terms of the Eighth Amended and Restated Promissory Note, in the original principal amount of $1,555,500, executed on the date hereof, which shall replace the Note but not extinguish the indebtedness evidenced by the Note.

3. This will confirm that in addition to all other fees at any time payable by Debtors to CIT, Debtors shall pay a Facility Fee to CIT on each anniversary date of the Accounts Agreement in the amounts hereinafter set forth. The Facility Fee payable during the term of the Financing Agreements ending on August 17, 2004 shall be fully earned on the date hereof but shall be payable in three equal installments, each in the amount of $31,667 and payable on August 17, 2001, August 17, 2002 and August 17, 2003. The Facility Fee payable during any renewal term shall be $31,667 for each year of such renewal term, payable on at the end of each such year but fully earned on the first day of the renewal term. Upon the occurrence of a default under the Financing Agreements or upon the effective date of termination of the Financing Agreements for any reason prior to the end of the then current term, all Facility Fees payable at any time during such term shall become immediately due and payable in full. Each Facility Fee may be charged by CIT to any account of the Debtors maintained by CIT. This paragraph supersedes the provisions of paragraph 3 of the amendment of the Financing Agreements dated August 27, 1998 except with respect to any Facility Fee already paid by Debtors pursuant to the terms of such paragraph.

4. Paragraph 6 of the printed portion of the Accounts Agreement is hereby deleted in its entirety and the following is substituted therefor:

     "6. That Debtor will pay CIT for its advances made hereunder a charge of one percent (1%) per annum plus the rate of interest publicly announced by The Chase Manhattan Bank, New York, New York from time to time as its prime rate (hereinafter, the "Chase Prime," which prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers), computed on a 360-day year. In the event of a change in the prime rate charged at The Chase Manhattan Bank, adjustment hereunder shall be made on the day of such change in the prime rate. All charges shall be computed upon the average daily balances outstanding and charged to Debtor's account or paid monthly. If Debtor's net income exclusive of any extraordinary items, as calculated using generally accepted accounting principles, for any fiscal year, commencing with Debtor's fiscal year ending on December 31, 2001, is at least $850,000 (hereinafter, a "Qualifying Fiscal Year,") then, effective as of the date that Debtor delivers to CIT its certified fiscal year-end financial statement for such period, the rate of interest payable by Debtor pursuant to the first sentence of this section shall be reduced by one-quarter percent (.25%) per annum if on such date no event of default under the financing agreements between Debtor and CIT has occurred and is continuing but in no event shall such interest rate be reduced to a rate per annum which is less than one-half of one percent (.5%) in excess of the Chase Prime. If Debtor has a net loss in any fiscal year following a Qualifying Fiscal Year, then, effective as of the date that Debtor delivers to CIT its certified fiscal year-end financial statement for such period, the interest rate payable by Debtor pursuant to this section shall be increased by one-quarter of one per cent (.25%) per annum."

5. Paragraph 2 of the printed portion of the Accounts Agreement is amended to read in its entirety as follows:

          "2. That it will advance to Phoenix Laboratories, Inc. up to 85%, to Bodyonics, Ltd. up to 80%. and to Great Earth Distribution, Inc. up to 67.50% of the net amounts of acceptable Accounts Collateral, as CIT in its sole discretion may determine, and will pay the remainder (less the compensation specified in paragraph 6, plus any overpayments by account debtors, and less deductions by account debtors and any unpaid compensation, charges or expenses), after actual receipt of payment upon such Collateral and at such times as CIT may determine; however, no payment of such remainder need be made by CIT if Debtor shall have breached any provision hereof or shall be otherwise indebted to CIT, in either of which events CIT may retain and apply such remainder upon any indebtedness then or thereafter due from Debtor.

6. Paragraph 20 of the printed portion of the Accounts Agreement shall be amended so as to read in its entirety as follows:

          "Debtor will provide CIT with quarterly compiled financial statements no later than 45 days after the end of each fiscal quarter and, no later than 90 days after the end of each fiscal year, certified annual financial statements certified by certified public accountants acceptable to CIT."

All other terms and conditions of the Financing Agreements (including the Rider to the Security Agreement (Accounts, etc.), as amended and restated effective as of the date hereof) shall remain in full force and effect and nothing contained herein is intended to modify or impair CIT's entitlement to the documentation described in paragraph 8 of the January 21, 1998 amendment of the Financing Agreements. The undersigned agree to execute such further documents and instruments as shall be necessary to carry out the purposes of the amendment of the Financing Agreements set forth above.

Please sign and return this letter to us to evidence your agreement to the amendments of the Financing Agreements set forth above.

The offer to amend the Financing Agreements as provided in this letter shall be deemed revoked if this letter is not signed and returned by you on or before September 8, 2000.

Very truly yours,

THE CIT GROUP/BUSINESS CREDIT, INC.

By:   John Livore
   --------------------------------

Title:  Vice President
      -----------------------------

Agreed to:

PHOENIX LABORATORIES INC.

By: /s/ Stephen R. Stern
   --------------------------------

Title: Executive Vice President
      -----------------------------

GREAT EARTH DISTRIBUTION, INC.

By: /s/ Stephen R. Stern
   --------------------------------

Title: Executive Vice President
      -----------------------------

BODYONICS, LTD.

By: /s/ Stephen R. Stern
   --------------------------------

Title: Executive Vice President
      -----------------------------

Confirmed: /s/ Mel Rich
           ------------------------
MELVIN RICH, individually as a limited guarantor

EVERGOOD PRODUCTS CORPORATION

By: /s/ Stephen R. Stern
   --------------------------------

Title:  Executive Vice President
      -----------------------------

                AMENDED AND RESTATED RIDER TO SECURITY AGREEMENT
                     (Accounts, Contract Rights, Instruments
                         and Goods Pertaining Thereto)

                                     between

                 Debtors: PHOENIX LABORATORIES, INC. ("Phoenix")
                     GREAT EARTH DISTRIBUTION, INC. ("GED")
                          BODYONICS, LTD. ("Bodyonics")
            (each hereafter referred to individually as "Debtor" and
                           collectively as "Debtors")
                                       and

Secured Party: THE CIT GROUP/BUSINESS CREDIT, INC., successor by merger to The CIT Group/Credit Finance, Inc.
                        (hereafter referred to as "CIT")

This is an Amendment and Restatement, effective as of August 30, 2000 of the Rider to the Security Agreement (Accounts, Contract Rights, Instruments and Goods Pertaining Thereto), dated February 17, 1988 (this "Agreement"), between Debtor and Fidelcor Business Credit Corporation ("Fidelcor"), to whose rights CIT has succeeded, pursuant to which, in addition to and not in limitation of any and all rights granted to CIT and obligations incurred by Debtor in the printed portion of this Agreement, Debtor further warrants, covenants and agrees as follows:

     A. Each of the Debtors shall be jointly and severally liable for the Obligations (as hereafter defined) of all of the Debtors.

     B. The term "Financing Agreements" shall mean and include, without limitation, this Agreement, the Security Agreement (Inventory), the Security Agreement (Equipment), and the agreements, documents and instruments listed on the attached Schedule A, as now existing or as hereafter renewed, extended, amended, modified or supplemented and any agreements, documents and guaranties that (i) are executed in the future; and (ii) are executed by any Debtors or Affiliates of any Debtors in favor of CIT or are between CIT and any Debtors or Affiliates of theirs or grant collateral security for or create or evidence indebtedness of any Debtors or Affiliates of theirs to CIT; and (iii) do not by their terms expressly recite that they shall not be deemed "Financing Agreements" hereunder. Affiliate means any entity having common ownership with a Debtor or controlled by or under common control with any Debtor.

     C. The term "Obligations" or obligations shall mean and include, without limitation, any and all of Debtor's indebtedness and/or liabilities to CIT of every kind, nature and description, direct or indirect, secured or unsecured, joint and/or several, absolute or contingent, due or to become due, now existing or hereafter arising, related or unrelated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to all amounts owing by Debtor to CIT under this Agreement, the other Financing Agreements, or any other security agreement, guaranty or note and all obligations to perform acts or refrain from taking any action.

     D. The term Collateral or collateral shall mean and include, without limitation, that which is set forth in Paragraph 1 of the printed portion of this Agreement and any and all other items of real or personal property in which Debtor has granted or may in the future grant a security interest to CIT under the Financing Agreements, or any supplement or supplements thereto, and/or under any other security agreement, or other agreement, all of Debtor's right, title and interest in and to the goods or other property represented by or securing any of the foregoing, all of Debtors rights as an unpaid vendor or lienor, including stoppage in transit, replevin or reclamation, all additional amounts due to Debtor from any account debtor irrespective of whether such additional amounts have been specifically assigned to CIT, all other agreements on property securing or relating to any of the items referred to above or acquired for the purposes of securing or enforcing any of such items, all present and future chattel paper, motor vehicles, licenses, patents, trademarks, copyrights, license agreements, tax and duty claims and refunds, computer software, goodwill, customer lists, all documents, monies, deposits, securities, instruments, credits, and other property now or hereafter held by CIT or any entity which at any time participates in CIT's financing transactions with Debtor, and all products, proceeds and accessions of all of the foregoing in whatever form. Debtor hereby grants CIT a continuing first priority security interest in and general lien upon all of the Collateral to secure payment and performance of all of the Obligations, except for prior security interests set forth on Schedule B attached hereto.

     E. In addition to any other security interest granted in the Financing Agreements and not in limitation of any of the foregoing, and to secure the payment and performance of all of the Obligations, Debtor hereby pledges and assigns to CIT and grants to CIT a continuing general security interest in all of the Debtor's ledger sheets, files, records and documents relating to the Collateral, which shall, until delivered to or removed by CIT, be kept by Debtor in trust for CIT and without cost to CIT in appropriate containers in safe places, bearing suitable legends disclosing CIT's security interest. Each confirmatory assignment schedule or other form of Assignment hereafter executed by Debtor, shall be deemed to include the foregoing, whether or not same appears therein.

     F. The Debtor will pay all costs and expenses and all taxes, recording and filing fees (including Uniform Commercial Code Financing Statements) in connection with the preparation, execution, delivery, administration (including wire transfer charges in amounts that CIT may from time to time establish if Debtor requests wire transfers) and enforcement of this Agreement and all other documents contemplated herein or related hereto, including any amendments, supplements or consents which may he hereafter made or entered into in respect hereof, including appraisal fees, and lien searches in connection herewith and fees and disbursements of in-house and outside counsel to CIT. Debtor will pay all out-of-pocket costs of field examinations to be conducted by CIT as provided in Paragraph 13 of the printed portion of the Agreement plus a per them charge of $650.00 per person per day but the aggregate per diem charges in any contract year (August 17 to August 16 of each year) shall be limited to $25,000 unless an event of default under the Financing Agreements has occurred and is continuing. CIT is hereby authorized to charge any amounts payable hereunder (including principal, interest, fees, charges and expenses) directly to any account of the Debtor maintained with CIT.

     G. CIT agrees that in addition to the advances made with reference to the formula set forth in Paragraph 2 of the printed portion of this agreement ("Accounts Advances"), CIT shall make additional advances to Debtor, in its sole discretion, of thirty percent (30%) of the value of Phoenix's acceptable and eligible raw material inventory, forty percent (40%) of the value of GED's and Bodyonics' acceptable and eligible finished goods inventory located at the warehouses of Livingston Healthcare Services, Inc. in Newark, Delaware and Rancho Cucamonga, California (such percentage being hereinafter referred to as the "Livingston Inventory Advance Rate") and thirty-five (35%) percent of the value of all other acceptable and eligible finished goods inventory of GED and Bodyonics (collectively the "Inventory Advances"). As used herein, "value" shall mean the lower of cost or market price, as determined by CIT. Except in CIT's sole discretion, (1) the aggregate principal amount of Accounts Advances to GED shall not exceed, at any time outstanding, the lesser of (a) $1,750,000 (the "GED Accounts Sublimit") or (b) an amount equal to one hundred and twenty-five (125%) percent of the Phoenix Accounts Advances and (2) the aggregate principal amount of the Inventory Advances to Debtors shall not exceed $2,500,000 at any time outstanding. In the event that Debtor at any time has negative Cash Flow (defined below) to be calculated commencing with the nine month period ending September 30, 1998 and quarterly thereafter, then the Livingston Inventory Advance Rate shall be reduced from 40% to 35%. Cash Flow is defined as: Net income plus depreciation and amortization less capital expenditures and principal repayments of term debt on a consolidated basis. Except in CIT's sole discretion, the aggregate principal amount of Accounts Advances to Bodyonics shall not exceed an amount equal to the sum of one hundred (100%) percent of the Phoenix Accounts Advances and one hundred (100%) percent of the GED Accounts Advances.

     H. Except in CIT's sole discretion the aggregate principal amount of the advances made by CIT to Debtors under the Financing Agreements, including the Accounts Advances, the Inventory Advances, the unpaid balance of the Eighth Amended and Restated Promissory Note, the Supplemental Advance and the CAPEX Advances, shall not exceed the principal amount of $9,500,000 at any time outstanding. Without limiting the generality of any other provisions of the Financing Agreements, any overadvance, as hereinafter defined, shall be due and payable on demand. Overadvance means the amount, if any, by which the outstanding indebtedness due to CIT from the Debtors other than the Supplemental Advance, the unpaid principal balance of the Eighth Amended and Restated Promissory Note and the unpaid balance of the CAPEX Advances exceeds the Accounts Availability and the Inventory Availability, as such terms are defined herein; and the amount, if any, by which the unpaid principal balance of the Eighth Amended and Restated Promissory Note and the CAPEX Advances exceeds 85% of the auction sale value (as determined by appraisals conducted by CIT from time to time at the Debtors' expense) of all of the equipment of the Debtors on which CIT has a first priority perfected security interest and which are subject to no other liens or encumbrances.

     I. [Intentionally omitted]

     J. In consideration of CIT entering into this Agreement and incurring accounting, operating and management expenses, Debtors shall pay to CIT each calendar month a minimum charge equal to the amount of interest Debtors would pay CIT if they at all times had an aggregate average daily loan balance outstanding of $4,000,000 bearing interest at the rate provided for in Paragraph 6 of the printed portion of this Agreement. CIT shall reduce such minimum charge by the amounts actually paid by Debtors to CIT as interest pursuant to said Paragraph 6, so that for each calendar month Debtors shall pay CIT interest as provided for in said Paragraph 6, plus the amount, if any, by which the minimum charge provided for in this paragraph exceeds the amount of interest payable pursuant to said Paragraph 6 for such month. If this Agreement shall be terminated, such minimum charge shall continue and be paid by the Debtor for any unexpired term of this Agreement, except if such termination is made pursuant to Paragraph 26 or 30 of the printed portion of this Agreement or by mutual agreement of CIT and the Debtor.

     K. All advances by CIT pursuant to this Agreement shall bear interest at the variable rate provided for in Paragraph 6 of the printed portion of this Agreement and shall be calculated on the basis of a 360-day year for actual days elapsed.

     L. Should CIT commence a proceeding to take possession of any of the Collateral under this Agreement or any of the Financing Agreements, Debtor waives the requirement, if any, that CIT post a bond or any other type of security.

     M. In addition to all of the covenants set forth in the Financing Agreements and without limiting any of the terms or provisions thereof, Debtor hereby covenants and agrees as follows:

     1. Debtor will pay all obligations when due and will perform all of the terms, conditions, covenants and agreements of Debtor to be performed under the Financing Agreements, and will make punctual payment of all monies and will perform all of the terms, conditions, covenants and agreements on its part to be paid, kept or performed under the terms of any lease or mortgage of the premises where any of the Collateral is now or hereafter located, wherein Debtor is lessee or mortgagor, and will promptly notify CIT in the event of any default by Debtor or receipt by Debtor of any notice or alleged default under any such lease or mortgage.

     2. Debtor will pay and discharge at or before maturity, all taxes, assessments, rents, claims, debts and charges except where the same are being contested in good faith and Debtor is maintaining, in accordance with generally accepted accounting principles and practice, appropriate reserves for accrual thereof.

     3. Debtor will promptly give notice in writing to CIT of the occurrence of any event which constitutes or which with notice or lapse of time, or both, would constitute a default under any of the Financing Agreements. As used in the Paragraph (3), the word "promptly" shall be determined in relation to the point in time at which Debtor, exercising sound management practices, has actual knowledge or should have discovered the occurrence of such event.

     4. Debtor will provide CIT with such other information concerning the financial or business affairs of Debtor as CIT, in its sole discretion, requests from time to time.

     5. Debtor will not, without the prior written consent of CIT, declare or pay any dividend, return any capital to any of its stockholders, loan any sum to any of its stockholders, employees, officers or directors, or redeem, repurchase or otherwise acquire any of its outstanding capital stock except that Debtor may continue to repay an indebtedness due to its shareholder, Charlotte Rich, in the outstanding principal amount of $94,453.

     6. Notwithstanding Paragraph 3 of the printed portion of this Agreement, Debtor shall direct that all proceeds of accounts receivable, letters of credit, banker's acceptances and other proceeds of Collateral shall be payable to a post office box or a lock box designated by and in control of CIT and in connection therewith shall execute such agreements as CIT in its sole discretion shall specify. So long as no default has occurred under the Financing Agreements, Debtor's deposit of all proceeds of Collateral to an account at Chase Manhattan Bank which is blocked to CIT shall constitute compliance with this subsection.

     7. Debtor will duly execute and deliver, or will cause to be executed and delivered, such further instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments, or continuations thereof, landlord's or mortgagee's waivers of liens, and consents to the exercise by CIT of all of its rights and remedies under the Financing Agreements with respect to the Collateral and will do such further acts as may be necessary or proper in CIT's opinion to effectuate the provisions or purposes of the Financing Agreements.

     8. Debtor will not, without the prior written consent of CIT, directly or indirectly sell, lease, abandon or otherwise dispose of all or any substantial portion of its property or assets or consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into it.

     9. Debtor will at all times preserve and keep in full force and effect its corporate existence, licenses, permits, rights and franchises.

     10. Debtor will comply with the requirements of all applicable laws, rules, regulations, orders of any governmental authority, and all agreements to which Debtor is a party, the noncompliance with which laws, rules, regulations, orders and agreements would materially adversely affect its business, properties or credit.

     N. Any default by Debtor under the Financing Agreements or any default under any material obligation for the payment of money to any person, firm or corporation shall constitute and be deemed a default by the Debtor and shall be a default under all such other agreements and instruments.

     0.   Debtor hereby further represents and warrants to CIT the following:
     1. Debtor has the corporate power to borrow and to execute, deliver and carry out the terms and provisions of the Financing Agreements, and all other instruments and documents delivered by it pursuant hereto and thereto, and Debtor has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of the Financing Agreements, and such other agreements, the borrowings hereunder and the execution, delivery and performance of the instruments and documents delivered and to be delivered by it pursuant hereto and thereto, and the Financing Agreements constitute and will constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms.

     2. Debtor is not aware of, has knowledge of, or has received notice of, a default in any material respect under any indenture, mortgage, deed of trust, lease agreement, or other instrument to which it is a party or by which it or its properties may be bound. Neither the execution nor delivery of the Financing Agreements, nor any of the instruments or documents to be delivered pursuant hereto or thereto, nor the consummation of the transactions herein or therein contemplated nor compliance with the provisions hereof or thereof, will violate any law or regulation, or any order or decree of any court or governmental instrumentality in any respect, or will conflict with, or result in the breach of, or constitute a default in any material respect under, any mortgage, deed of trust, agreement or other instrument to which Debtor is party or by which it or its properties may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Debtor (except as contemplated hereunder or under any of the other Financing Agreements) or violate any provision of Certificate of

          Incorporation or By-Laws of Debtor.

     3. No action of, or filing with, any governmental or public body or authority (other than the filing or recording of Uniform Commercial Code financing statements) is required in connection with the execution, delivery and performance of the Financing Agreements or any of the instruments or documents to be delivered pursuant hereto or thereto.

     4. Debtor has obtained all necessary licenses and approvals and is in compliance in all material respects with all applicable state and Federal laws and regulations relating to the conduct of its business as presently conducted or contemplated.

     5. There are no strikes or other labor disputes against Debtor, pending, or to Debtor's knowledge, threatened.

     6. None of the information contained in the representations and warranties made by Debtor in the Financing Agreements, or contained in any certificate, statement, schedule or exhibit to or under any of the Financing Agreements, contains or will contain any untrue statement of a material fact or omit or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading.

     P. CIT shall have the right, in its discretion, to withhold and reserve from the amount of its advances under this Agreement such amount as CIT shall establish as a reasonable reserve upon the occurrence of any breach of any warranty, covenant, or agreement under the Financing Agreements or for any default under the Financing Agreements. Without in any way limiting CIT's rights to withhold and set up reserves, in its sole discretion, CIT shall have the right to establish a reserve from Debtor's availability for amounts due from GED to Livingston Healthcare Services, Inc.

     Q. CIT agrees that in addition to the Accounts Advances and Inventory Advances, and the advances which are repayable in accordance with the terms of the Eighth Amended and Restated Promissory Note, CIT shall make available to Debtor a Supplemental Advance and CAPEX Advances, as hereinafter defined, The CAPEX Advances shall replace the accommodations (the "Prior CAPEX Accommodations") that were provided by CIT to the Debtors pursuant to Section 9 of the Letter Agreement amending the Financing Agreements, dated February 11, 1997

  (i) the Supplemental Advance means, whichever is less,

     (x) $250,000; or

     (y) five (5%) of the sum of

          (a) the combined Accounts and Inventory Availability of the Debtors, as hereinafter defined; and

          (b) the unpaid principal balance from time to time of the Eighth Amended and Restated Promissory Note, in the original principal amount of $1,555,500, dated August 2000, made by Phoenix, GED and Bodyonics.

(ii) CAPEX Advances means advances equal to 75% of the hard cost (as hereinafter defined) of equipment purchased by any of the Debtors after March 31, 2000, which advances shall not exceed, in the aggregate, $1,500,000 and which advances, together with the sum of $170,000.36 representing the unpaid balance of the advances made as part of the Prior CAPEX Accommodations, shall be repayable in monthly installments of principal, payable on the first day of each month commencing September 1, 2000, together with interest at the rate provided in the Financing Agreements. Each monthly installment of principal shall be equal to an amount calculated by dividing the then unpaid principal balance of the CAPEX Advances (including the unpaid balance of the Prior CAPEX Accommodations) by a number which shall be (i) 60 in the case of the principal installment due on September 1, 2000 and (ii) in the case of all subsequent monthly principal installments, 60 reduced by one for each principal installment that was payable prior to the date such principal installment is being made. The "hard cost" of an item of equipment means the gross amount paid by Debtor, less shipping and installation charges and all taxes. Such advances shall only be made if the equipment to be purchased meets CIT's eligibility standards then in effect and only upon CIT receiving evidence, satisfactory to it, that (i) CIT has or will obtain a first priority security interest in the equipment being purchased, subject to no other liens or encumbrances; (ii) the Debtor has received possession of the equipment; (iii) the entire purchase price of the equipment has or will be paid to the vendor; and (iv) the Debtor has title to the equipment. The CAPEX Advances are not intended to be a revolving facility and accordingly no additional CAPEX Advances shall become available by reason of repayment of the outstanding principal amount of such advances. The unpaid balance of the CAPEX Advances shall be due and payable in full upon termination of the Financing Agreements for any reason.

Accounts Availability means for each Debtor, the advance percentage applicable to accounts receivable of such Debtor as specified in Paragraph 2 of the printed portion of this Agreement, multiplied by the amount of eligible and acceptable accounts receivable of such Debtor, but not exceeding any limitation on the amount of Accounts Advances to such Debtor specified in such Paragraph 2 or in Section G of this Rider.

Inventory Availability means for each Debtor, the advance percentages applicable to raw material and finished goods inventory of such Debtor as specified in Section G of this

     Rider, multiplied by the lower of cost or market value of eligible and acceptable raw material and finished goods inventory of such Debtor, but not exceeding in the aggregate for all Debtors the limitation on the amount of Inventory Advances to all Debtors as specified in Section G of this Rider.

PHOENIX LABORATORIES, INC.

By: /s/ Stephen R. Stern
   ------------------------------

Title: Executive VP
      ---------------------------


GREAT EARTH DISTRIBUTION, INC.

By: /s/ Stephen R. Stern
   ------------------------------

Title: Executive VP
      ---------------------------


BODYONICS, LTD.

By: /s/ Stephen R. Stern
   ------------------------------

Title: Executive VP
      ---------------------------


THE CIT GROUP/BUSINESS CREDIT, INC.

By: John Livore
   ------------------------------

Title:  Vice President
      ---------------------------

                                   Schedule A

     1. Security Agreement (Accounts, etc.) between Phoenix Laboratories, Inc. ("Phoenix"), Great Earth Distribution, Inc. ("GED"), and Fidelcor Business Credit Corporation ("Fidelcor") dated February 17, 1988.

     2. Rider to Security Agreement (Accounts, etc.) between Phoenix, GED and Fidelcor.

     3.   Amendments to Security Agreement

          a.   Amendment dated June 29. 1988 among GED, Phoenix and Fidelcor;
          b.   Amendment dated October 4, 1989 among GED, Phoenix and Fidelcor;
          c. Amendment dated August 13, 1991 among GED, Phoenix and The CIT Group/Credit Finance, Inc. ("CIT");
          d. Amendment dated August 13, 1991 among Great Earth International, Inc., Great Earth International Licensing Corp., Great Earth Stores, Inc., Great Earth International Franchising Corp., Great Earth Vitamins Ltd. and CIT;
          e. Amendment dated December 16, 1991 among Phoenix, GED, Evergood Products Corporation ("Evergood") and CIT;
          f.   Amendment dated June 19, 1992 among Phoenix, GED, Evergood and
               CIT;
          g.   Amendment dated August 27, 1993 among Phoenix, GED, Evergood and
               CIT;
          h.   Amendment dated December 23, 1994 among Phoenix, GED and CIT;
          i.   Amendment dated January 4, 1995 among Phoenix, GED and CIT;
          j.   Amendment dated January 6, 1995 among Phoenix, GED and CIT;
          k.   Amendment dated June 21, 1996 among Phoenix, GED, Evergood and
               CIT;
          1. Amendment dated November 18, 1996 among Phoenix, Bodyonics, Ltd ("Bodyonics") and CIT;
          m.   Amendment dated November 18, 1996 among Phoenix, Bodyonics and
               CIT;
          n. Amendment dated February 11, 1997 among Phoenix, GED, Bodyonics, Evergood and CIT.
          o. Amendment dated January 21, 1998 among Phoenix, Bodyonics, GED, Melvin Rich and Evergood
          p. Amendment dated August 27, 1998 among Phoenix, Bodyonics, GED, Melvin Rich and Evergood

4. Security Agreement (Inventory) among Phoenix, GED and Fidelcor dated February 17, 1988

5. Security Agreement (Equipment) among Phoenix, GED and Fidelcor dated February 17, 1988

6. Eighth Amended and Restated Promissory Note in the original principal amount of $1,555,500 made by Phoenix, GED and Bodyonics and payable to CIT dated August ______, 2000

7.   Secretary's Certificates

     a.   Secretary's Certificate of Evergood dated February 9, 1988;
     b.   Secretary's Certificate of Phoenix dated February 9, 1988;
     c.   Secretary's Certificate of GED dated February 9, 1988.

8. Replacement Guaranty by Melvin Rich in favor of CIT with respect to Phoenix and GED dated July 1, 1992

9. Guaranty by Evergood, Phoenix, GED and Bodyonics in favor of Fidelcor with respect to the obligations of each guarantor to Fidelcor, dated February 17, 1988

10. Intercreditor Agreement between Fidelcor and Hoffmann-La Roche Inc. dated February 16, 1988

11. Guaranty in favor of Fidelcor by Great Earth International, Inc. ("GEI"), dated April 26, 1988, with respect to Phoenix and GED.

12. Trademark Collateral Assignment and Security Agreement, dated April 26, 1988, executed by GEI in favor of Fidelcor.

                                  SCHEDULE B

                        Unterminated Security Interests

                                                     Juris-               Filing                             Amendments
       Debtor                    Secured Party       diction     UCC #     Date       Collateral     (Releases, Assignments, etc.)
Phoenix Laboratories, Inc.   Hoffmann-La Roche, Inc. N.Y. S/S    390298  12/24/88  All Equipment (now
P.O. Box 388                 340 Kingsland Street                                  owned, hereafter
809 Ibsen Street             Nutley, N.J.  07110                                   acquired)
Woodmere, New York 11598

Phoenix Laboratories, Inc.   Long Island Trust Co.   N.Y. S/S    348550  11/10/86  2 Machines
175 Lauman Lane              Industrial Finance Dept.
609 Ibsen Street             11 Broadway                                           Debtor has no power to
Hicksville, New York 11801   Hicksville, NY  11801                                 sell or dispose of
                                                                                   collateral

Phoenix Laboratories, Inc.   Hoffmann-La Roche, Inc. Nassau   87-001408   1/16/87  All equipment (now
P.O. Box 388                 340 Kingsland Street     County                           ---------
809 Ibsen Street             Nutley, N.J. 07110       Clerk                        owned & hereafter
Woodmere, New York 11598                                                           acquired.)

Phoenix Laboratories, Inc.   Hoffmann-La Roche, Inc. Nassau   87-027548  11/25/87  All equipment (now
P.O. Box 388                 340 Kingsland Street     County                           ---------
809 Ibsen Street             Nutley, N.J. 07110       Clerk                        owned & hereafter
Woodmere, New York 11598                                                           acquired.)

Phoenix Laboratories, Inc.   Equilease Corporation   Nassau   86-030440  12/19/86  Filed for Info. Only.   Assigned to:
175 Lauman Lane              750 Third Avenue         County                       Property (not describ-  -----------
Hicksville, New York 11801   New York, NY  10017      Clerk                        ed) subject to Lease     Textron Capitol Corp.
                                                                                                  -----     1410 Hospital Trust
                                                                                                            Tower Providence, Rhode
                                                                                                            Island

                                  SCHEDULE B                      Page 2 of 2
                                   (Cont'd)

----------------------------------------------------------------------------------------------------------------------------------
                                                        Juris-               Filing                            Amendments
  Debtor                     Secured Party              diction    UCC #     Date       Collateral  (Releases, Assignments, etc.)
-----------------------      -------------------       --------    ------   -------    ------------ -----------------------------
                                                                                                              Assigned to:
Phoenix Laboratories, Inc.    WASCO Funding Corp.        Nassau   86-021181  8/25/86   Machines (3) leased    -----------
175 Lauman Lane -             150 E. 58th Street         County                        --------            Tilden Financial Corp.
Hicksville, New York 11801    New York, New York 10155   Clerk                       to debtor who has no  2 Lambert Street -
                                                                                     right to sell or      Roslyn Heights, NY 11577
                                                                                     dispose.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix laboratories, Inc.    L.I. Trust Co., N.A.       Nassau   86-027280  11/18/86  2 Machines
175 Lauman Lane               Industrial Finance Dept.   County                          --------
Hicksville, New York 11801    11 Broadway                Clerk                         debtor has no power to
                              Hicksville, N.Y. 11801                                   sell or dispose.
----------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,     The Lease Factor, Inc.     S/S      87-128909  5/28/87   Equipment Lease
 Inc.                          The Beaumont Building     Calif.                        Lease # 73351
14211 Gannett Street          P.O. Box 71
La Mirada, CA 90638           South Station
                              Framingham, Mass. 01701
----------------------------------------------------------------------------------------------------------------------------------
Great Earth Distributions,    Pitney Bowes Credit        S/S      86-146811  6/11/86   Lease - re: Postal
Corporation                   Corporation                Calif.                        Equipment
14211 Gannett Street          21515 Hawthorne Blvd.
La Mirada, CA 90638           Suite 690
                              Torrance, CA 90503
-----------------------------------------------------------------------------------------------------------------------------------
Great Earth Distribution,     Pitney Bowes Credit        S/S      86146812   6/11/86   Lease - re: Postal
Inc.                          Corporation                Calif.                        Equipment
14211 Gannett Street          21515 Hawthorne Blvd.
La Mirada, CA 90638           Suite 690
                              Torrance, CA 90503
----------------------------------------------------------------------------------------------------------------------------------

                  EIGHTH AMENDED AND RESTATED PROMISSORY NOTE

$1,555,500                                                    New York, New York
                                                                 August 30, 2000

     FOR VALUE RECEIVED, PHOENIX LABORATORIES, INC., GREAT EARTH DISTRIBUTION, INC. and BODYONICS, LTD. (individually and collectively the "Payor"), jointly and severally hereby promise to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, successor by merger to The CIT Group/Credit Finance, Inc. ("Payee"), at its offices located at 1211 Avenue of the Americas, New York, New York 10036, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of ONE MILLION FIVE HUNDRED FIFTY FIVE THOUSAND FIVE HUNDRED DOLLARS ($1,555,500) in lawful money of the United States, in forty-seven installments of TWENTY THOUSAND DOLLARS ($20,000) each payable on the first (1st) day of each consecutive month, commencing October 1, 2000 and one (1) final installment in the amount of the entire unpaid principal balance of this Note, payable August 17, 2004. Payor hereby further promises to pay interest to Payee in like money at said office or place on the unpaid principal balance hereof, computed at the rate of one percent (1%) per annum plus the prime rate as announced by The Chase Manhattan Bank or its successor, in New York, New York from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers) and such interest shall be payable monthly on the first (1st) day of each month, commencing September 1, 2000. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

This Note is secured by the collateral described in the Security Agreement (Accounts, Contract Rights, Instruments and Goods pertaining thereto), the Inventory Security Agreement and the Equipment Security Agreement, each executed February 17, 1988 by and between Payor and Fidelcor Business Credit Corporation ("Fidelcor"), assignor of Payee, and all related agreements, instruments (including but not limited to this Note) and documents granting collateral security to Payee or evidencing or creating indebtedness of Payor to Payee, all guaranties executed by third parties guaranteeing Payor's obligations to Payee, including those executed by: Melvin Rich and Evergood Products Corporation (the "Guarantors") (the foregoing, as the same may now exist and have been and may hereafter be amended, modified, replaced or supplemented, are hereafter collectively referred to as the "Financing Agreements").

This Note supersedes and replaces but does not extinguish any of the unpaid liabilities and obligations under the Seventh Amended and Restated Promissory Note dated August 27,1998, in the original principal amount of $1,220,000 executed by Payor in favor of Payee (the "Existing Note"). The indebtedness of Payor to Payee evidenced hereby includes (i) an indebtedness of $780,000 representing the unpaid principal balance of the Existing Note; and (ii) an indebtedness of $775,500 representing an advance made by Payee to Payor on the date hereof, all of which shall be repayable together with interest accrued and accruing and other sums in accordance with the terms hereof. Payor hereby acknowledges that Payor is as of the date hereof indebted to

Payee, in the principal amount hereof, together with interest accrued and accruing through and after the date hereof, without offset defense or counterclaim of any kind, nature or description whatsoever. The amendment and restatement contained herein shall not, in any manner be construed to constitute payment of, or impair, limit, cancel or extinguish the indebtedness evidenced by the Existing Note and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

At the time any payment is due hereunder, Payee may, at its option, charge the amount thereof to any account of Payor maintained by Payee.

If an event of default shall occur for any reason under any of the Financing Agreements, or if any of the Financing Agreements shall be terminated or not be renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently) Payee may, at its option, declare any or all of Payor's obligations under the Financing Agreements, including, but not limited to, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with costs and expenses of collection, including reasonable attorney's fees.

Payee shall not be required to resort to any of the aforementioned collateral for payment, but may proceed against Payor and/or the Guarantors in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof. Payor hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice.

In the event of any litigation with respect to any of the Financing Agreements, Payor waives the right to a trial by jury, all rights of set-off, and any right to interpose permissive counterclaims and cross-claims, and Payor consents to the jurisdiction of the courts of the State of New York and of any federal court located in either New York or Nassau County in such State. Payor further waives personal service of any and all process upon Payor and consents that all such service of process may be made by certified mail, return receipt requested, directed to Payor at the address listed above or of which Payor advises Payee, in writing, and service so made shall be deemed complete three days after the same shall have been posted. This Note shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of Payor and inure to the benefit of Payee, its successors, endorsees and assigns.

If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

The execution and delivery of this Note has been authorized by the board of directors of Payor.

PHOENIX LABORATORIES, INC.

By: /s/ Stephen R. Stern
   -------------------------------

Title:  Executive Vice President
      ----------------------------


GREAT EARTH DISTRIBUTION, INC.

By: /s/ Stephen R. Stern
   -------------------------------

Title:  Executive Vice President
      ----------------------------


BODYONICS, LTD.

By: /s/ Stephen R. Stern
   -------------------------------

Title:  Executive Vice President
      ----------------------------